UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986

Franklin Investors Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices)    (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/17

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
April 30, 2017

Franklin Investors Securities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended April 30, 2017, mostly upbeat economic data, improved U.S. corporate earnings and supportive global monetary policies were positives for U.S. securities markets. After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed) increased its target range for the federal funds rate twice, in December 2016 and March 2017, to 0.75%–1.00%, noting improved employment and hints of higher inflation. The 10-year U.S. Treasury yield began the period at 1.84% and ended the period at 2.29%. In this environment, U.S. stocks, as measured by the Standard & Poor’s® 500 Index, generated a +13.32% total return for the six-month period.1 Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, had a -0.67% total return.1

In all economic environments, we are committed to our long-term perspective and disciplined investment approach as we conduct a diligent, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Investors Securities Trust’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Investors Securities Trust

This letter reflects our analysis and opinions as of April 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Economic and Market Overview

U.S. economic growth decelerated in 2017’s first quarter, largely due to declines in private inventory investment and government spending. However, an increase in exports and personal consumption, as well as residential and nonresidential fixed investment aided growth. The manufacturing sector generally expanded and the services sector also continued to grow. The unemployment rate decreased from 4.8% in October 2016 to 4.4% at period-end.1 Monthly retail sales were volatile, but grew for most of the period. Annual inflation, as measured by the Consumer Price Index, increased from 1.6% to 2.2% during the period.

At its December meeting, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate from 0.25%–0.50% to 0.50%–0.75%, as policymakers cited improved labor market conditions and higher inflation. The Fed kept its interest rate unchanged at its February meeting, but incoming economic data, along with statements by Fed officials in late February and early March, heightened many investors’ expectations for a March interest-rate hike. The Fed, at its March meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%.

U.S. equity markets rose during the period, benefiting from mostly upbeat economic data, better U.S. corporate earnings and signs of improvement in the Chinese and European economies. The European Central Bank’s December announcement to extend its quantitative easing program beyond March 2017, investor optimism arising from pro-growth and pro-business policy plans in the U.S. and the results of the first round of presidential elections in France also helped U.S. equities. However, investor concerns about the terms of the U.K.’s exit from the European Union (also known as “Brexit”) and geopolitical tensions in the Middle East and the Korean peninsula weighed on market sentiment. The broad U.S. stock market, as measured by the Standard & Poor’s 500 Index, generated a +13.32% total return for the six-month period.2

The foregoing information reflects our analysis and opinions as of April 30, 2017. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Balanced Fund

This semiannual report for Franklin Balanced Fund covers the period ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation by investing in a diversified portfolio of stocks (substantially dividend paying), convertible securities and debt securities. The Fund normally invests at least 25% of its total assets in equity securities, primarily common and preferred stock, and at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities.

Portfolio Composition*

4/30/17

% of Total Net Assets
Stocks	57.2%
Common Stocks	44.2%
Equity-Linked Securities	8.1%
Convertible Preferred Stocks	3.7%
Management Investment Companies	1.0%
Preferred Stocks	0.2%
Options Purchased	0.0%**
Bonds	32.5%
Corporate Bonds	32.0%
Convertible Bonds	0.5%
Short-Term Investments & Other Net Assets	10.3%

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors. The composition may not match the SOI.

**Rounds to less than 0.1% of net assets.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a cumulative total return of +6.24%. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +13.32% total return.1 The Fund’s fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, had a -0.67% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. The Fund seeks income by investing in a combination of corporate, agency and government bonds issued in the U.S. and other countries, as well as common stocks and convertible securities. The Fund seeks capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. For purposes of pursuing the Fund’s investment goal, we may enter into various equity-related transactions involving derivative instruments. We may also invest in equity-linked notes, which are hybrid derivative-type instruments specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks) and a related equity derivative, such as a put or call option.

What is an equity-linked note?

An equity-linked note is a derivative instrument whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. The purchase of equity-linked notes may involve investment in related equity derivatives, such as put and call options.

Manager’s Discussion

Consistent with the Fund’s long-term strategy of investing across asset classes to seek to generate attractive income, while seeking opportunities for capital appreciation, performance was supported by healthy diversification and positive overall contributions from the Fund’s equity and fixed income

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 35.

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What are put and call options?

A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. Put options are most commonly used to protect against the decline of a stock price below a certain price. Conversely, a call option gives the holder the right to buy shares at a specified price within a specified time, regardless of the price in the future before the expiration date. If the stock price rises, the holder of the call option has the right to buy at the agreed-upon price, which could be lower.

Distributions*

11/1/16–4/30/17

	Distributions per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
November	3.00	2.27	2.75	3.34	3.24
December	3.00	2.28	2.75	3.36	3.24
January	3.00	2.28	2.75	3.36	3.24
February	3.00	2.28	2.75	3.36	3.24
March	3.00	2.26	2.75	3.33	3.24
April	3.00	2.26	2.75	3.33	3.24
Total	18.00	13.63	16.50	20.08	19.44

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

positions. During the six months under review, our actions and movements in equity and fixed income markets resulted in a modest decline in equity holdings from 63.2% to 57.2% of total net assets, while fixed income holdings were relatively flat at 32.5%. Our cash position rose from 4.1% to 10.3% of total net assets. The flexibility to use market volatility to invest in different asset classes remains a core strategy of the Fund.

In the months following the U.S. presidential election, equity markets have performed well. The prospects of higher interest rates, an accelerating economy that could benefit from less regulation, the possibility of a large infrastructure bill and a focus on job creation all contributed to investor optimism and pushed equity values higher.

Among equities, the largest contributor during the period under review was the financials sector as the Federal Reserve (Fed) raised interest rates in December and inflation expectations rose in the fourth quarter. The Fund began to increase its weightings across the sector in early 2016 as we believed that fears of slower growth and deteriorating credit concerns would dissipate and that financial companies would continue to grow book value. Our holdings in banking companies Wells Fargo, JPMorgan Chase and Bank of America were notable contributors to performance.2 Strong performance at Wells Fargo during the period was driven by mortgage-origination income, while JPMorgan reported strong performance helped by results within their fixed income currencies and commodities business and lower legal costs. Bank of America reported increased total loans, credit card spending, assets under management, and client fees across divisions. Earnings at all three companies benefited from improved net interest income, which resulted from the increase in long-term interest rates, while investor optimism about accelerating economic growth also supported share gains.

Top Five Equity Holdings

4/30/17

Company Sector/Industry	% of Total Net Assets
Microsoft Corp. Information Technology	2.0%
Texas Instruments Information Technology	1.8%
Wells Fargo & Co. Financials	1.8%
General Electric Co. Industrials	1.7%
Raytheon Co. Industrials	1.6%

The industrials sector contributed to Fund performance as companies benefited from anticipated prospects of an improvement in the economy, the potential for a large infrastructure spending measure and increased focus by the Trump administration on bringing manufacturing jobs to the U.S. All of the Fund’s industrials sector holdings benefited performance, led by Union Pacific. Union Pacific reported higher first quarter 2017 revenue resulting from transport volume increases in coal, agricultural products, and industrial products. Waste management company Republic Services grew revenue and earnings as it transitioned its annual contract price adjustments formerly based on the consumer price index to more favorable methods and advanced productivity and cost saving initiatives. Raytheon also fared well on the prospects of increased U.S. government defense spending.

In recent years, the Fund has seen an increasing number of opportunities in the information technology (IT) sector, which saw solid gains during the period. Microsoft was the largest

2. Banking companies are in financials in the equity section of the SOI.

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contributor as it posted two impressive quarters within the period, showing continued strong execution in the shift of enterprise customers to their Office 365 platform and robust growth in their cloud-computing solution Azure. Oracle advanced in the wake of the company’s inline quarterly revenue results and above-consensus earnings-per-share results.3 The company saw modest outperformance in its higher margin software and cloud segments, but this was offset somewhat by signs of weakness in its hardware business. Semiconductor manufacturer Texas Instruments continued to increase its market share while serving a broad array of end markets, and has lately shown improving profitability and financial metrics, underscored by better-than-expected results during the fourth-quarter 2016 earnings season.

All of our materials sector investments advanced on signs of stronger global demand that has helped diminish inventory overhangs and supply surpluses in key commodity markets, and on expectations of increased infrastructure spending under the new U.S. presidential administration. The sector was further supported by the inverse pricing correlation of a weaker trade-weighted U.S. dollar (which makes commodities less expensive for non-U.S. buyers) and ongoing cost-containment efforts. Contributions from the sector were led by strong results from chemical manufacturers Dow Chemical and BASF. Dow has shown consistently promising results in recent years and their pending merger with DuPont could drive additional value over time. Similarly, BASF continued to show healthy cash flow generation and a diversified portfolio across products and geographies, which enabled favorable product development. Despite lower market prices for phosphate and potash and lower year-over-year quarterly revenue during the period, the share price of Mosaic, an agricultural fertilizer producer, increased overall, helped by lower phosphate raw materials prices and effective expense management.

Within consumer staples, Kimberly-Clark and Philip Morris International also aided results. Kimberly-Clark, an American multinational personal goods manufacturer that produces mostly paper-based consumer goods, was driven by stronger-than expected earnings aided by effective cost savings, an equity valuation that was below its industry peer group average, and merger speculation among food and household product companies in recent months. Global tobacco producer Philip Morris International reported strong sales with favorable pricing in its legacy products, in addition to incremental returns from newer product platforms.

3. Not held at period-end.

Other individual contributors included Lowe’s in the consumer discretionary sector. Lowe’s reported a solid fourth quarter of 2016, with strong sales and good momentum heading into 2017, according to our analysis. Amgen in the health care sector benefited from positive data on its cholesterol drug as well as a favorable outcome in litigation over one of its other drugs.3 AstraZeneca rebounded after it posted better-than-expected earnings, and the company continued to be a highly successful sought-after partner for several of its pharmaceutical peers due to its focused developmental pipeline. In telecommunication services, Rogers Communications’ wireless business continued to perform well, with its cable business improving as investors become less concerned about business operations during the period prior to its new chief executive officer taking charge.

Although all equity sectors contributed to performance, the utilities, telecommunication services, real estate, energy and health care sectors contributed less to results. Individual detractors from performance included Verizon Communications, which reported weaker-than-anticipated results driven by increased competition within its wireless business. In the health care sector, Teva Pharmaceutical Industries had disappointing quarterly earnings and negative outcomes in regard to drug patent challenges that hurt its share price. Along with the wider energy sector, Occidental Petroleum was affected by rising U.S. onshore oil-rig counts and elevated global crude oil inventory levels pressured energy commodities and numerous related equities outside of the oilfield services industry. In addition to these factors, Occidental also suffered from near-term production disruptions.

Other individual equity positions that detracted from performance included QUALCOMM and Target. Computer chip manufacturer QUALCOMM in the IT sector was affected by Apple’s lawsuit in January regarding royalties previously paid by Apple’s mobile phone chip suppliers, which has significantly reduced QUALCOMM’s revenue. This also affected QUALCOMM’s 2017 earnings guidance, although the company’s earnings continued to increase during the period.3 In the consumer discretionary sector, Target announced that strong holiday season results, which started off with solid Black Friday sales, did not continue through year-end 2016. Target also offered weak guidance for 2017 that was emblematic of many brick-and-mortar retailers’ struggles in competing with online competitors.

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The Fund used derivative instruments during the period, such as equity and equity index options. The goal of these instruments is to enhance Fund returns, to mitigate volatility, or to more efficiently enter and exit stock positions at prices the Fund deems attractive. These positions did not have a material impact on performance. We were comfortable with the Fund’s rising cash position during the period, as we believed it helped reduce volatility and enabled us to invest opportunistically at times when the markets retreated.

What many investors at the outset of 2017 thought was supposed to be the year of the bear market in bonds has thus far turned out to be just the opposite. The decline in longer term yields was largely a tailwind for corporate fixed income securities, which ended the period in positive territory despite flat results in March. Investors continued to migrate into higher yielding corporate bonds even as their yield spreads versus Treasuries have narrowed as prices reached recent highs. According to our analysis, high-yield corporate debt default rates continued to decline during the period as liquidity and access to capital remained favorable amid robust new issuance, particularly in March as issuers rushed to get ahead of the Fed’s latest interest-rate hike.

The Fund’s fixed income holdings contributed to performance, particularly in the financials sector, led by banks JPMorgan Chase and Bank of America, but also including Citigroup, Morgan Stanley and Wells Fargo. These companies are among several examples of how the Fund invests across the capital structure of companies we view positively. The Fund’s fixed income holdings in energy companies all added to Fund performance.4 Most of the Fund’s energy bonds fared better than related equities as many investors maintained confidence in these companies’ ability to pay down their long-term debt despite a lack of crude oil and natural gas pricing power so far in 2017. Moreover, green shoots of pricing power have emerged on the services side of the energy value chain, which has benefited Weatherford International in particular. Weatherford is also an example of the many situations where the Fund has worked closely with a company to help them solve potential financing needs such as reducing debt and extending maturities. These situations can lead to improved financial flexibility for companies, while allowing the Fund to participate in securities that have an attractive income and total return profile. For the six-month period, a more constructive commodity price environment that served as a tailwind for the industry as a whole and the decision by the Organization of the Petroleum Exporting Countries to remove production from the market in November provided catalysts that helped bond prices.

Within the telecommunication services sector, Sprint bonds performed well as confidence in its operational turnaround continued to increase, bolstered by positive earnings performance in the September and December quarters. In addition, there was increased speculation that Sprint would be involved in an industry consolidation. Our positions in DISH DBS, a global provider of satellite communications, and broadcaster Sirius XM Radio, both in the consumer discretionary sector, also performed well.

Individual fixed income health care positions that significantly contributed to Fund performance included hospital and health care center operators like Community Health Systems, Tenet Healthcare and Hospital Corporation of America (HCA), which outperformed as hospital names rallied after concerns about the potential repeal of the Affordable Care Act receded. Community Health reported much better-than-expected fourth-quarter earnings and announced several asset sales at robust deleveraging multiples, leading to significant outperformance relative to the broader market. Tenet’s USPI and Conifer divisions both performed well.5 HCA expected increased first-quarter facility revenue to increase based on an increase in the total number of “same facility” admissions.

Top Five Fixed Income Holdings

4/30/17

Company Sector/Industry	% of Total Net Assets
Morgan Stanley Financials	1.2%
JPMorgan Chase & Co. Financials	1.1%
Weatherford International Ltd. Energy	0.9%
Kraft Heinz Foods Co. Consumer Staples	0.8%
Bank of America Corp. Financials	0.8%

Although all fixed income sectors contributed to Fund performance, among individual companies, some longer duration securities showed negative performance given the

4. Energy companies are in energy and utilities in the fixed income section of the SOI.

5. New position during the period.

See www.franklintempletondatasources.com for additional data provider information.

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backup in interest rates during the period, including Verizon Communications.3 In addition, some consumer and food-related issues did not have enough spread tightening to offset the backup in rates and posted slightly negative returns during the period. Kraft Heinz Foods, Mondelez International, Tyson Foods and Anheuser-Busch InBev Finance are all in this category.

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

Edward D. Perks, CFA
Alan E. Muschott, CFA Shawn Lyons, CFA Todd Brighton, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of April 30, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	+6.24%	+0.14%
1-Year	+10.17%	+3.80%
5-Year	+43.14%	+6.16%
10-Year	+65.87%	+4.57%

Advisor
6-Month	+6.44%	+6.44%
1-Year	+10.50%	+10.50%
5-Year	+45.20%	+7.74%
10-Year	+70.96%	+5.51%

Share Class	Distribution Rate[4]	30-Day Standardized Yield[5]
		(with waiver)	(without waiver)

A	2.82%	2.01%	1.98%
Advisor	3.23%	2.38%	2.35%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	4/30/17	10/31/16	Change
A (FBLAX)	$12.02	$11.65	+$0.37
C (FBMCX)	$11.91	$11.55	+$0.36
R (N/A)	$12.05	$11.67	+$0.38
R6 (FBFRX)	$12.04	$11.67	+$0.37
Advisor (FBFZX)	$12.04	$11.67	+$0.37

Distributions (11/1/16–4/30/17)
Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.1800	$0.1692	$0.3492
C	$0.1363	$0.1692	$0.3055
R	$0.1650	$0.1692	$0.3342
R6	$0.2008	$0.1692	$0.3700
Advisor	$0.1944	$0.1692	$0.3636

Total Annual Operating Expenses[6]

Share Class	With Waiver	Without Waiver
A	1.02%	1.03%
Advisor	0.77%	0.78%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton Fund, contractually guaranteed through 2/28/18. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/17.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,062.40	$5.06	$1,019.89	$4.96	0.99%
C	$1,000	$1,059.00	$8.88	$1,016.17	$8.70	1.74%
R	$1,000	$1,061.80	$6.34	$1,018.65	$6.21	1.24%
R6	$1,000	$1,065.00	$3.28	$1,021.62	$3.21	0.64%
Advisor	$1,000	$1,064.40	$3.79	$1,021.12	$3.71	0.74%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Convertible Securities Fund

This semiannual report for Franklin Convertible Securities Fund covers the period ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

Portfolio Composition

Based on Total Net Assets as of 4/30/17

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +8.72% cumulative total return. In comparison, the Fund’s benchmark, the BofA Merrill Lynch (BofAML) All Total Return Alternatives U.S. Convertibles Index, which tracks the domestic convertible securities market, generated a +8.77% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 15.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

When choosing convertible securities for the Fund, we attempt to maintain a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. We also consider the company’s long-term earnings, asset value and cash flow potential. Some of the convertible securities in which the Fund may invest have been structured to provide enhanced yield, increased equity exposure or enhanced downside protection. These securities typically provide a benefit to the issuer in exchange for the enhanced features, such as a conversion premium that is paid by the Fund. We may invest in convertible securities of companies of any capitalization size, but we generally seek to make the portfolio representative of the entire convertible securities market.

Manager’s Discussion

All the sectors the Fund invested in rose in value during the six months under review and supported performance. The information technology (IT), industrials and consumer discretionary sectors contributed most to Fund performance during the period. Within IT, the Fund’s holdings of convertible bonds issued by semiconductor processing systems manufacturer Novellus Systems (now owned by LAM Research), semiconductor manufacturer Micron Technology and interactive entertainment provider Take-Two Interactive Software aided performance. LAM Research benefited from a strong semiconductor environment, leading to increased demand for capital equipment. Flash memory chip manufacturers are converting to vertical chip architectures, which require more of LAM’s etch and deposition tools relative to prior versions. Large foundry customers like Taiwan Semiconductor Manufacturing are developing new leading-edge logic devices, a capital-intensive process.2 These factors have allowed LAM to grow at roughly twice the pace of the broader semiconductor equipment market, in our analysis. Micron’s shares rose amid firm pricing in both the dynamic random access memory and NAND flash memory markets. Pricing was strong due to constrained supply growth and solid demand from the personal computer, server and mobile phone markets, relative to expectations. In addition, Micron made good headway toward improving its 3-D NAND 64-layer product. Micron also reported significant upside to revenue and earnings-per-share expectations when it reported its February fiscal quarter. Take-Two’s share price increased significantly during the period, largely driven by a strong holiday season,

1. Source: BofA Merrill Lynch.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 46.

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continued growth in user engagement, and the successful launch of a highly anticipated title. In its most recent earnings call, management announced that the anticipated title Mafia III broke the company’s first-week sales record. Mafia III, along with strong user engagement in Grand Theft Auto Online and NBA 2K17, combined for an above expectations holiday season that achieved impressive growth in total sales.

Top 10 Holdings

4/30/17

Company Sector/Industry	% of Total Net Assets
Liberty Media Corp. Consumer Discretionary	2.8%
Microchip Technology Inc. Information Technology	2.4%
Micron Technology Inc. Information Technology	2.2%
Novellus Systems Inc. Information Technology	2.2%
Mandatory Exchangeable Trust Information Technology	2.2%
The Priceline Group Inc. Consumer Discretionary	2.2%
Dish Network Corp. Consumer Discretionary	2.2%
Post Holdings Inc. Consumer Staples	2.1%
T-Mobile U.S. Inc. Telecommunication Services	2.1%
Rexnord Corp. Industrials	2.0%

In industrials, Arconic, a lightweight metals engineering and manufacturing company, and Stanley Black & Decker, a manufacturer of hand and power tools and electronic security systems, contributed to performance. Arconic, which separated from Alcoa2 at the start of the period, makes aluminum products for the aerospace, auto and other industries. Restructuring contributed to an operating loss in 2016’s last quarter, but better revenue and cost controls improved 2017’s first quarter. Shareholder activism leading to the replacement of Arconic’s chief executive officer (CEO) in April and a proxy vote in May about adding board members have investors watching closely. Stanley Black & Decker experienced increased sales helped by its acquisition of the Craftsman brand from Sears2 and the tools business of Newell Brands. Stanley also sold its struggling mechanical security business and increased its 2017 earnings guidance.

In the consumer discretionary sector, our convertibles in media company Liberty Interactive benefited performance. The convertibles are exchangeable for common stock of Charter Communications, which provides TV, Internet and voice broadband communication services. The company benefited from strong growth in customer relationships, revenue and earnings that was helped by a number of acquisitions last year.

Elsewhere, the Fund’s positions in wireless telecommunications company T-Mobile U.S. contributed to performance in the telecommunication services sector, as did regional bank Wintrust Financial in the financials sector. T-Mobile has continued to gain market share, and the company’s shares were also boosted by speculation about potential merger-and-acquisition activity as the broadcaster auction came to a close at the end of April and would allow carriers like T-Mobile to start talking to one another without going against auction rules. Wintrust benefited from growth in loans, deposits and mortgage banking, as well as extremely good credit quality. In addition, rising short-term interest rates have helped most bank stock prices because investors believe that net interest margins will expand if short-term interest rates continue to rise. Corporate tax reform, if it happens, would also likely benefit bank stocks.

In contrast, several individual holdings detracted from the Fund’s absolute performance, including Frontier Communications in the telecommunication services sector, Palo Alto Networks in the information technology sector, and Teva Pharmaceutical Industries, Depomed and Novavax in the health care sector. Telecommunications company Frontier continued to have difficulty integrating the Verizon Communications2 assets it acquired in 2016. Frontier has not been able to stabilize the assets, which continued to lose subscribers and profitability. The inability of the company to stabilize the assets has put in question its dividend, which was eventually cut in the most recent quarter. Security solutions platform provider Palo Alto Networks struggled with sales execution during the October 2016 and January 2017 fiscal quarters after a large and ill-conceived sales reorganization during the October quarter. We believe the company is also struggling to move down market as Cisco Systems2 has improved its security portfolio and provided greater incentives to its channel. Although we remain confident that Palo Alto Networks is attractively valued, we have taken a more conservative view on how large this company can be in the future. Generic pharmaceuticals company Teva’s competitive dynamics worsened, as customer consolidation and new competition led to lower prices for generic drugs. The company’s acquisition of Actavis Generics from Allergan was a poor decision, in our view, as the transaction took longer than expected to close and was too expensive for the new realities of the generics industry. During

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the period, Teva’s three most senior executives resigned, which created significant uncertainty. Although specialty pharmaceutical company Depomed had record pain medicine sales in 2016, unrealized merger expectations, high debt, senior management changes and operating losses hinder the company. Vaccine developer Novavax experienced decreased revenue and a net loss for 2016, largely due to disappointing clinical trial results and increased research and development expenses. Tyson Foods, a food products manufacturer that hindered results in the consumer staples sector, announced the transition to a new CEO by the end of 2016. Although the company reported lower fiscal-year 2016 sales, earnings increased from the prior year and first-quarter 2017 sales and earnings also increased.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Alan E. Muschott, CFA

Matthew D. Quinlan

Eric Webster, CFA

Portfolio Management Team

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Performance Summary as of April 30, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	+8.72%	+2.48%
1-Year	+15.60%	+8.95%
5-Year	+58.74%	+8.39%
10-Year	+79.30%	+5.38%

Advisor[4]
6-Month	+8.86%	+8.86%
1-Year	+15.90%	+15.90%
5-Year	+60.78%	+9.96%
10-Year	+83.44%	+6.25%

Share Class	Distribution	30-Day Standardized Yield[6]
	Rate[5]	(with waiver)	(without waiver)

A	2.30%	1.33%	1.32%
Advisor	2.68%	1.66%	1.64%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (11/1/16–4/30/17)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.2588	$0.3076	$0.0334	$0.5998
C	$0.1911	$0.3076	$0.0334	$0.5321
R6	$0.2930	$0.3076	$0.0334	$0.6340
Advisor	$0.2827	$0.3076	$0.0334	$0.6237

Total Annual Operating Expenses[7]

Share Class	With Waiver	Without Waiver
A	0.86%	0.87%
Advisor	0.61%	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. The Fund may invest in high yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +87.16% and +7.25%.

5. Distribution rate is based on the sum of the respective class’s past four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 4/30/17.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,087.20	$4.40	$1,020.58	$4.26	0.85%
C	$1,000	$1,083.30	$8.26	$1,016.86	$8.00	1.60%
R6	$1,000	$1,089.30	$2.54	$1,022.36	$2.46	0.49%
Advisor	$1,000	$1,088.60	$3.11	$1,021.82	$3.01	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Equity Income Fund

This semiannual report for Franklin Equity Income Fund covers the period ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks. The Fund may invest up to 20% of its net assets in debt securities and may also invest in foreign securities, including emerging markets.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +9.99% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, generated a +13.32% total return.1 The Fund’s peers, as measured by the Lipper Equity Income Funds Classification Average, which consists of funds chosen by Lipper that seek relatively high current income and growth of income by investing at least 60% of their portfolios in stocks, posted a +10.90% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 22.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield and the opportunity for dividend

Portfolio Composition

Based on Total Net Assets as of 4/30/17

growth in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

All the sectors the Fund invested in rose in value during the six months under review and supported performance. The

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company. For the 6-month period ended 4/30/17, this category consisted of 508 funds. Lipper calculations do not include sales charges, or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not include any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 55.

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financials, industrials and information technology (IT) sectors contributed most to Fund returns during the period. Within financials, global banks JPMorgan Chase and Wells Fargo helped performance, as did capital markets firm Morgan Stanley. All three companies benefited as optimism increased that economic growth would improve, which could drive stronger loan growth and lower credit costs. The potential for higher interest rates and improved net interest income, due to higher inflation and stronger economic growth, also supported the shares, as did the potential for lower tax rates, which would benefit banks more than the broader market because of their relatively high tax rates and more domestic focus. In addition, investors believed the regulatory environment was likely to ease, thus reducing expenses, creating new revenue opportunities and freeing up capital to return to shareholders.

In industrials, Illinois Tool Works and Republic Services were notable contributors to results. Shares of industrial products and equipment manufacturer Illinois Tool Works performed well for the reporting period as the company reported another quarter well above analysts’ estimates and raised 2017 guidance. The company saw a nice turn upward in its core industrial businesses, in our view, and integration of its recent auto component supplier deal is going well. The company performed especially well amid increasing operating leverage driving significant earnings-per-share growth. Waste management company Republic Services grew revenue and earnings as it transitioned its annual contract price adjustments formerly based on the consumer price index to more favorable methods and advanced productivity and cost saving initiatives.

IT holdings that benefited the Fund’s performance included Microsoft and Apple. Microsoft, a software and IT services company, performed well during the period due to a more resilient personal computer spending environment, continued growth in enterprise Office 365 adoption, a rebound in growth of its legacy server business and sustained growth of its Azure cloud offering. We remain positive on Microsoft as the company transitions to the cloud and expands its share of IT spending. Technology hardware and software provider Apple performed well as the iPhone 7 cycle turned out to be better than expected. Additionally, Apple’s service revenue has continued to grow and investor anticipation of a strong iPhone 8 cycle is buoying sentiment toward the stock.

Elsewhere, contributors included Lowe’s in the consumer discretionary sector and International Paper in the materials sector. Home improvement retailer Lowe’s continued to benefit from strong demand for home improvement products. Paper and packaging firm International Paper delivered solid quarterly earnings during the period despite a challenging

Top 10 Holdings

4/30/17

Company Sector/Industry	% of Total Net Assets
Microsoft Corp. Information Technology	3.8%
JPMorgan Chase & Co. Financials	3.7%
Wells Fargo & Co. Financials	2.9%
U.S. Bancorp Financials	2.6%
Chevron Corp. Energy	2.5%
Apple Inc. Information Technology	2.5%
PepsiCo Inc. Consumer Staples	2.4%
General Electric Co. Industrials	2.4%
Raytheon Co. Industrials	2.1%
Medtronic PLC Health Care	2.0%

operating environment including higher raw materials prices, maintenance outage expenses and an accident at its Pensacola mill. The company began to experience benefits from price increases and its December purchase of cellulose fiber pulp mills from Weyerhaeuser, and management expects improved results going forward resulting from several commercial and operational initiatives.

In contrast, several holdings in the consumer discretionary and telecommunication services sectors detracted from the Fund’s absolute performance during the six months under review. In consumer discretionary, detractors included toy maker Mattel, discount retailer Target and specialty retailer L Brands. Mattel suffered from an industry-wide challenge of lower-than-expected toy sales in the U.S. over the holiday season, which resulted in excess inventory coming into 2017, and these trends were exacerbated by unfavorable currency exchange dynamics. However, the company reported that its core brands continued to show solid growth and that momentum in high-growth markets like China was equally strong. Shares of Target were pressured after slow in-store sales during the holidays led to disappointing results. Target later sharply reduced its earnings outlook for 2017 as it planned to increase investment. L

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Brands3 experienced recent volatility, driven by a strategic initiative early last year to exit non-core categories at Victoria’s Secret. The initiative has driven negative comparable-store sales and a focus on core categories, with the goal of driving market share in the short run. This move has led to potential customer demand disruptions during a time when the environment has become more competitive and mall traffic continued to suffer. We have seen recovery in most segments of the company’s business. We continue to believe L Brands is a high-quality company that is going through a transition that has driven volatility but should benefit the business longer term.

In telecommunication services, wireless provider Verizon Communications hindered results. The company continued to face an increasingly competitive wireless environment as the industry moves to unlimited plans, which resulted in the company needing to reverse course on previous statements that such plans were unprofitable in the long run. Verizon also reported weak quarterly results that showed the financial impact of the competitive environment.

Elsewhere, notable detractors from the Fund’s performance included oil and gas exploration and production company Anadarko Petroleum, information and measurement company Nielsen Holdings,4 and retailer and pharmacy benefits manager CVS Health. Anadarko’s shares declined during the period following a 2016 rally capped by the decision in late November 2016 by the Organization of the Petroleum Exporting Countries (OPEC) to curtail production. Although the company sold several assets to increase cash to more than $6 billion, disappointing 2017 production guidance and uncertainty about how the company would deploy its large cash position weighed on the shares. In addition, crude oil prices failed to sustain positive momentum above $50 per barrel from the OPEC rally, as the OPEC supply cuts did not immediately translate into crude inventory declines, which pressured the industry in early 2017. Shares of CVS Health declined during the reporting period due to increasing scrutiny on the pharmacy benefit manager’s business model and uncertainty regarding the drug pricing environment. We believe the vertically integrated business model of CVS as a retailer and pharmacy benefits manager offers competitive advantages that could enable the company to capture an increasing share of health care spending in the long term. Nielsen’s consumer packaged goods measurement and data analytics business, particularly in the

U.S., has come under substantial pressure as customers are reducing costs to offset a combination of negligible market growth and eroding market share. The company’s shares declined amid disappointing quarterly results and outlook.

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

Matthew D. Quinlan

Alan E. Muschott, CFA

Todd Brighton, CFA

Portfolio Management Team

3. A new Fund holding.

4. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of April 30, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	+9.99%	+3.68%

1-Year	+13.70%	+7.14%

5-Year	+68.09%	+9.64%

10-Year	+59.75%	+4.18%

Advisor[4]
6-Month	+10.17%	+10.17%

1-Year	+13.97%	+13.97%

5-Year	+70.30%	+11.24%

10-Year	+63.51%	+5.04%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)

A	2.13%	1.62%	1.62%

Advisor	2.43%	1.97%	1.97%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 23 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (11/1/16–4/30/17)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.2923	$0.8885	$1.1808
C	$0.2078	$0.8885	$1.0963
R	$0.2683	$0.8885	$1.1568
R6	$0.3361	$0.8885	$1.2246
Advisor	$0.3233	$0.8885	$1.2118

Total Annual Operating Expenses7

Share Class
A	0.88%
Advisor	0.63%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton Fund, contractually guaranteed through 2/28/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +77.77% and +6.63%.

5. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/17.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	23

FRANKLIN EQUITY INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,099.90	$4.43	$1,020.58	$4.26	0.85%
C	$1,000	$1,096.30	$8.32	$1,016.86	$8.00	1.60%
R	$1,000	$1,098.80	$5.62	$1,019.44	$5.41	1.08%
R6	$1,000	$1,101.80	$2.50	$1,022.41	$2.41	0.48%
Advisor	$1,000	$1,101.70	$3.13	$1,021.82	$3.01	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

24	Semiannual Report	franklintempleton.com

Franklin Real Return Fund

This semiannual report for Franklin Real Return Fund covers the period ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks total return that exceeds the rate of inflation over an economic cycle. Under normal market conditions, the Fund seeks to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. The Fund shifts its investments among the following general asset classes: inflation-indexed securities and investment-grade and high yield fixed income securities issued by governments, corporations and municipal issuers; equity securities with high correlation to broad measures of inflation; and short-term non-dollar denominated debt securities.

Portfolio Composition*

Based on Total Net Assets as of 4/30/17

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**In the SOI, the natural resources sector comprises energy and materials. ***Includes Senior Floating Rate Interests.

Performance Overview

For the six months under review, the Fund’s Class A shares had a +0.98% cumulative total return. In comparison, the Barclays U.S. TIPS Index, which tracks the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity, had a -0.19% total return.1 Also for comparison, the Consumer Price Index for All Urban Consumers - Non-Seasonally Adjusted (CPI-NSA), a measure of the average change in prices of all goods and services purchased for consumption by urban householders, rose 1.16% for the same period.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 27.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

Under normal market conditions, we will allocate the Fund’s assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we use a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We will evaluate such criteria as country risk, business cycles, yield curves and values between and within markets.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

Manager’s Discussion

U.S. economic indicators remained generally encouraging during the reporting period. Steady growth in manufacturing and services created jobs, boosting employment. The U.S. Federal Reserve increased its target rate twice, noting improved employment and higher inflation. Retail sales increased and home sales continued to grow but more slowly.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics, bls.gov/cpi.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 62.

franklintempleton.com	Semiannual Report	25

FRANKLIN REAL RETURN FUND

At period-end, more than half of total net assets were invested in Treasury Inflation Protected Securities (TIPS). For diversification, we also allocated the Fund’s assets to foreign government and agency securities, management investment companies, common stocks, repurchase agreements, corporate bonds, senior secured floating rate loans and short-term investments. We employed a non-U.S. dollar strategy to help hedge against potential U.S. dollar weakness versus certain currencies and concentrated our TIPS holdings in shorter maturities.

During the period, we increased the Fund’s allocations to TIPS and high yield corporate credit securities. In contrast, we decreased the Fund’s allocation to foreign government debt securities and senior secured floating rate loans. The Fund’s heaviest allocations were in TIPS and foreign government debt securities.

The Fund’s investments in foreign government bonds and TIPS helped results. In contrast, the Fund’s foreign currency exposure hindered Fund performance.

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

T. Anthony Coffey, CFA

Kent Burns, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

26	Semiannual Report	franklintempleton.com

FRANKLIN REAL RETURN FUND

Performance Summary as of April 30, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	+0.98%	-3.33%
1-Year	+2.19%	-2.12%
5-Year	-0.33%	-0.93%
10-Year	+23.24%	+1.67%

Advisor
6-Month	+1.11%	+1.11%
1-Year	+2.42%	+2.42%
5-Year	+0.84%	+0.17%
10-Year	+26.36%	+2.37%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with waiver)	(without waiver)

A	0.99%	1.58%	1.37%

Advisor	2.58%	1.91%	1.68%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 28 for Performance Summary footnotes.

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FRANKLIN REAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/16–4/30/17)

Share Class	Net Investment Income
A	$0.0088
R6	$0.0292
Advisor	$0.0220

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	0.93%	1.15%
Advisor	0.68%	0.90%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a Fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/17.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

28	Semiannual Report	franklintempleton.com

FRANKLIN REAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,009.80	$4.48	$1,020.33	$4.51	0.90%
C	$1,000	$1,008.00	$6.52	$1,018.30	$6.56	1.31%
R6	$1,000	$1,011.70	$2.44	$1,022.36	$2.46	0.49%
Advisor	$1,000	$1,011.10	$3.24	$1,021.57	$3.26	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	29

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Balanced Fund

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014		2013	2012
Class A

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.65	$11.40	$11.86	$11.43		$10.64	$9.87

Income from investment operations[a]:

Net investment income[b]	0.14	0.30	0.30	0.31	[c]	0.27	0.30

Net realized and unrealized gains (losses)	0.58	0.31	(0.24)	0.65		1.02	0.83

Total from investment operations	0.72	0.61	0.06	0.96		1.29	1.13

Less distributions from:

Net investment income	(0.18)	(0.36)	(0.36)	(0.36)		(0.36)	(0.36)

Net realized gains	(0.17)	(—)[d]	(0.16)	(0.17)		(0.14)	(—)[d]

Total distributions	(0.35)	(0.36)	(0.52)	(0.53)		(0.50)	(0.36)

Net asset value, end of period	$12.02	$11.65	$11.40	$11.86		$11.43	$10.64

Total return[e]	6.24%	5.54%	0.51%	8.66%		12.51%	11.70%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.01%	1.02%	1.06%	1.09%		1.12%	1.15%

Expenses net of waiver and payments by affiliates	0.99% [g]	1.01% [g]	1.06% [g,h]	1.09%	[g,h]	1.10% [g]	1.01%

Net investment income	2.36%	2.62%	2.56%	2.64%	[c]	2.51%	2.95%

Supplemental data

Net assets, end of period (000’s)	$2,633,337	$2,532,459	$2,371,133	$2,053,623		$1,354,710	$627,287

Portfolio turnover rate	12.05%	46.03%	69.23%	40.54%		58.52%	58.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.39%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
		2016	2015	2014		2013	2012
Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.55	$11.31	$11.77	$11.34		$10.57	$9.81

Income from investment operations[a]:

Net investment income[b]	0.10	0.21	0.21	0.23	[c]	0.20	0.23

Net realized and unrealized gains (losses)	0.57	0.31	(0.23)	0.65		0.99	0.82

Total from investment operations	0.67	0.52	(0.02)	0.88		1.19	1.05

Less distributions from:

Net investment income	(0.14)	(0.28)	(0.28)	(0.28)		(0.28)	(0.29)

Net realized gains	(0.17)	(—)[d]	(0.16)	(0.17)		(0.14)	(—)[d]

Total distributions	(0.31)	(0.28)	(0.44)	(0.45)		(0.42)	(0.29)

Net asset value, end of period	$11.91	$11.55	$11.31	$11.77		$11.34	$10.57

Total return[e]	5.90%	4.73%	(0.20)%	7.97%		11.62%	10.91%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.76%	1.77%	1.77%	1.79%		1.82%	1.85%

Expenses net of waiver and payments by affiliates	1.74% [g]	1.76% [g]	1.77% [g,h]	1.79%	[g,h]	1.80% [g]	1.71%

Net investment income	1.61%	1.87%	1.85%	1.94%	[c]	1.81%	2.25%

Supplemental data

Net assets, end of period (000’s)	$663,322	$630,110	$563,419	$492,514		$354,359	$187,991

Portfolio turnover rate	12.05%	46.03%	69.23%	40.54%		58.52%	58.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
		2016	2015	2014		2013	2012
Class R

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.67	$11.42	$11.89	$11.45		$10.66	$9.89

Income from investment operations[a]:

Net investment income[b]	0.12	0.27	0.27	0.29	[c]	0.26	0.29

Net realized and unrealized gains (losses)	0.60	0.32	(0.24)	0.66		1.01	0.82

Total from investment operations	0.72	0.59	0.03	0.95		1.27	1.11

Less distributions from:

Net investment income	(0.17)	(0.34)	(0.34)	(0.34)		(0.34)	(0.34)

Net realized gains	(0.17)	(—)[d]	(0.16)	(0.17)		(0.14)	(—)[d]

Total distributions	(0.34)	(0.34)	(0.50)	(0.51)		(0.48)	(0.34)

Net asset value, end of period	$12.05	$11.67	$11.42	$11.89		$11.45	$10.66

Total return[e]	6.18%	5.28%	0.21%	8.51%		12.26%	11.46%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.26%	1.27%	1.27%	1.29%		1.32%	1.35%

Expenses net of waiver and payments by affiliates	1.24% [g]	1.26% [g]	1.27% [g,h]	1.29%	[g,h]	1.30% [g]	1.21%

Net investment income	2.11%	2.39%	2.35%	2.44%	[c]	2.31%	2.75%

Supplemental data

Net assets, end of period (000’s)	$5,179	$4,482	$4,699	$3,598		$3,253	$2,378

Portfolio turnover rate	12.05%	46.03%	69.23%	40.54%		58.52%	58.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.19%.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
		2016	2015	2014	2013[a]
Class R6

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.67	$11.42	$11.89	$11.45	$11.08

Income from investment operations[b]:

Net investment income[c]	0.14	0.34	0.35	0.37[d]	0.19

Net realized and unrealized gains (losses)	0.60	0.31	(0.25)	0.65	0.38

Total from investment operations	0.74	0.65	0.10	1.02	0.57

Less distributions from:

Net investment income	(0.20)	(0.40)	(0.41)	(0.41)	(0.20)

Net realized gains	(0.17)	(—)[e]	(0.16)	(0.17)	—

Total distributions	(0.37)	(0.40)	(0.57)	(0.58)	(0.20)

Net asset value, end of period	$12.04	$11.67	$11.42	$11.89	$11.45

Total return[f]	6.50%	5.90%	0.81%	9.29%	5.15%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.70%	0.73%	0.70%	0.68%	1.82%

Expenses net of waiver and payments by affiliates[h]	0.64%	0.66%	0.67%	0.68%[i]	0.70%

Net investment income	2.71%	2.99%	2.95%	3.05%[d]	2.91%

Supplemental data

Net assets, end of period (000’s)	$608	$233	$221	$513	$5

Portfolio turnover rate	12.05%	46.03%	69.23%	40.54%	58.52%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.

eAmount rounds to less than $0.01 per share.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	33

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
		2016	2015	2014		2013	2012
Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.67	$11.42	$11.88	$11.45		$10.66	$9.89

Income from investment operations[a]:

Net investment income[b]	0.15	0.29	0.33	0.35	[c]	0.30	0.34

Net realized and unrealized gains (losses)	0.58	0.35	(0.24)	0.65		1.02	0.82

Total from investment operations	0.73	0.64	0.09	1.00		1.32	1.16

Less distributions from:

Net investment income	(0.19)	(0.39)	(0.39)	(0.40)		(0.39)	(0.39)

Net realized gains	(0.17)	(—)[d]	(0.16)	(0.17)		(0.14)	(—)[d]

Total distributions	(0.36)	(0.39)	(0.55)	(0.57)		(0.53)	(0.39)

Net asset value, end of period	$12.04	$11.67	$11.42	$11.88		$11.45	$10.66

Total return[e]	6.44%	5.79%	0.81%	8.97%		12.82%	12.01%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.76%	0.77%	0.77%	0.79%		0.82%	0.85%

Expenses net of waiver and payments by affiliates	0.74% [g]	0.76% [g]	0.77% [g,h]	0.79%	[g,h]	0.80% [g]	0.71%

Net investment income	2.61%	2.87%	2.85%	2.94%	[c]	2.81%	3.25%

Supplemental data

Net assets, end of period (000’s)	$201,900	$138,111	$54,881	$41,494		$68,201	$13,779

Portfolio turnover rate	12.05%	46.03%	69.23%	40.54%		58.52%	58.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.69%.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

34	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2017 (unaudited)

Franklin Balanced Fund
	Country	Shares	Value
Common Stocks 44.2%
Consumer Discretionary 4.5%
Ford Motor Co.	United States	3,500,000	$40,145,000
General Motors Co.	United States	1,000,000	34,640,000
Lowe’s Cos. Inc.	United States	600,000	50,928,000
Nordstrom Inc.	United States	250,000	12,067,500
Target Corp.	United States	350,000	19,547,500

			157,328,000

Consumer Staples 5.7%
Anheuser-Busch InBev SA/NV, ADR	Belgium	300,000	33,972,000
The Coca-Cola Co.	United States	1,200,000	51,780,000
Kimberly-Clark Corp.	United States	300,000	38,925,000
Philip Morris International Inc.	United States	300,000	33,252,000
Walgreens Boots Alliance Inc.	United States	500,000	43,270,000

			201,199,000

Energy 3.7%
Chevron Corp.	United States	300,000	32,010,000
Exxon Mobil Corp.	United States	420,000	34,293,000
Occidental Petroleum Corp.	United States	400,000	24,616,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	719,264	37,538,388

			128,457,388

Financials 7.3%
Bank of America Corp.	United States	1,496,715	34,933,328
The Charles Schwab Corp.	United States	400,000	15,540,000
JPMorgan Chase & Co.	United States	450,000	39,150,000
T. Rowe Price Group Inc.	United States	400,000	28,356,000
The Toronto-Dominion Bank	Canada	750,000	35,317,500
U.S. Bancorp	United States	750,000	38,460,000
Wells Fargo & Co.	United States	1,200,000	64,608,000

			256,364,828

Health Care 4.1%
AstraZeneca PLC, ADR	United Kingdom	985,000	29,796,250
Johnson & Johnson	United States	300,000	37,041,000
[a] Mylan NV	United States	355,800	13,289,130
Pfizer Inc	United States	1,250,000	42,400,000
Teva Pharmaceutical Industries Ltd., ADR	Israel	687,400	21,708,092

			144,234,472

Industrials 9.0%
General Dynamics Corp.	United States	100,000	19,379,000
General Electric Co.	United States	2,000,000	57,980,000
Honeywell International Inc.	United States	225,000	29,506,500
Northrop Grumman Corp.	United States	125,000	30,745,000
Raytheon Co.	United States	360,000	55,875,600
Republic Services Inc.	United States	560,000	35,274,400
Union Pacific Corp.	United States	385,189	43,125,761
United Technologies Corp.	United States	353,592	42,073,912

			313,960,173

Information Technology 3.0%
Microsoft Corp.	United States	1,000,000	68,460,000
Texas Instruments Inc.	United States	465,000	36,818,700

			105,278,700

franklintempleton.com	Semiannual Report	35

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Materials 3.0%
BASF SE	Germany	400,000	$38,979,513
The Dow Chemical Co.	United States	800,000	50,240,000
The Mosaic Co.	United States	560,000	15,080,800

			104,300,313

Real Estate 0.8%
Host Hotels & Resorts Inc.	United States	1,500,000	26,925,000

Telecommunication Services 2.2%
Rogers Communications Inc., B	Canada	790,000	36,229,400
Verizon Communications Inc.	United States	900,000	41,319,000

			77,548,400

Utilities 0.9%
Dominion Resources Inc.	United States	100,000	7,743,000
Entergy Corp.	United States	118,400	9,029,184
The Southern Co.	United States	330,000	16,434,000

			33,206,184

Total Common Stocks (Cost $1,322,630,221)			1,548,802,458

Management Investment Companies 1.0%
Financials 1.0%
[b] Franklin Liberty Investment Grade Corporate ETF.	United States	750,000	18,262,500
iShares Core U.S. Aggregate Bond ETF	United States	160,000	17,480,000

Total Management Investment Companies (Cost $35,181,725)			35,742,500

[c] Equity-Linked Securities 8.1%
Energy 2.8%
[d] Credit Suisse New York into Schlumberger Ltd., 7.50%, 144A	United States	320,000	23,478,176
[d] Royal Bank of Canada into Anadarko Petroleum Corp., 7.50%, 144A	United States	475,000	27,406,217
[d] The Goldman Sachs Group Inc. into Anadarko Petroleum Corp., 7.00%, 144A	United States	340,000	20,225,614
[d] Wells Fargo Bank National Assn. into Halliburton Co., 8.00%, 144A	United States	550,000	25,463,130

			96,573,137

Industrials 1.1%
[d] Wells Fargo Bank National Assn. into The Boeing Co., 7.00%, 144A	United States	275,000	40,066,813

Information Technology 3.2%
[d] Citigroup Global Markets Holdings Inc. into Analog Devices Inc., 6.50%, 144A	United States	450,000	34,875,765
[d] Credit Suisse AG London into Apple Inc., 6.50%, 144A	United States	190,000	25,312,180
[d] Royal Bank of Canada into Texas Instruments Inc., 6.00%, 144A	United States	400,000	27,825,440
[d] UBS AG London into Intel Corp., 6.00%, 144A	United States	715,000	25,705,680

			113,719,065

Materials 1.0%
[d] The Goldman Sachs Group Inc. into The Mosaic Co., 10.00%, 144A	United States	1,210,000	33,396,968

Total Equity-Linked Securities (Cost $274,579,050)			283,755,983

Convertible Preferred Stocks 3.7%
Energy 0.7%
Hess Corp., 8.00%, cvt. pfd.	United States	400,000	23,860,000

Health Care 0.9%
Allergan PLC, 5.50%, cvt. pfd.	United States	35,102	30,390,610

36	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
	Country	Shares	Value
Convertible Preferred Stocks (continued)
Real Estate 1.1%
American Tower Corp., 5.50%, cvt. pfd.	United States	350,000	$40,348,875

Utilities 1.0%
Great Plains Energy Inc., 7.00%, cvt. pfd.	United States	324,000	17,528,400
NextEra Energy Inc., 6.371%, cvt. pfd.	United States	260,000	16,034,200

			33,562,600

Total Convertible Preferred Stocks (Cost $118,785,263)			128,162,085

Preferred Stocks (Cost $7,750,000) 0.2%
Financials 0.2%
Morgan Stanley, 6.375%, pfd., I	United States	310,000	8,608,700

		Principal Amount*
Convertible Bonds (Cost $15,000,000) 0.5%
Energy 0.5%
Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	$15,000,000	17,868,750

Corporate Bonds 32.0%
Consumer Discretionary 4.1%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., senior secured note, first lien, 4.908%, 7/23/25	United States	20,000,000	21,482,480
DISH DBS Corp.,
senior note, 5.875%, 7/15/22	United States	12,000,000	12,741,480
senior note, 7.75%, 7/01/26	United States	10,000,000	11,737,500
Dollar General Corp.,
senior bond, 3.25%, 4/15/23	United States	15,000,000	15,203,490
senior bond, 3.875%, 4/15/27	United States	10,000,000	10,141,190
Ford Motor Credit Co. LLC, senior note, 2.551%, 10/05/18	United States	5,000,000	5,035,915
NIKE Inc., senior bond, 2.375%, 11/01/26	United States	20,000,000	18,996,780
[d] Sirius XM Radio Inc., senior bond, 144A, 5.375%, 4/15/25	United States	15,000,000	15,431,250
Tiffany & Co., senior bond, 4.90%, 10/01/44	United States	7,000,000	6,586,797
Trinity Acquisition PLC, senior note, 4.625%, 8/15/23	United States	7,000,000	7,423,150
Yum! Brands Inc., senior bond, 3.875%, 11/01/23	United States	17,950,000	17,792,937

			142,572,969

Consumer Staples 3.6%
Anheuser-Busch InBev Finance Inc., senior bond, 4.90%, 2/01/46	Belgium	15,000,000	16,449,075
CVS Health Corp., senior note, 3.875%, 7/20/25	United States	10,000,000	10,415,780
Kraft Heinz Foods Co.,
senior bond, 3.50%, 6/06/22	United States	10,000,000	10,348,240
senior bond, 3.00%, 6/01/26	United States	20,000,000	19,045,680
Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	15,000,000	15,873,390
Reynolds American Inc.,
senior note, 2.30%, 8/21/17	United States	6,100,000	6,113,853
senior note, 4.45%, 6/12/25	United States	15,000,000	16,023,390
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,100,000	12,469,171
Whole Foods Market Inc., senior note, 5.20%, 12/03/25	United States	20,000,000	20,991,160

			127,729,739

Energy 2.8%
Anadarko Petroleum Corp., senior note, 8.70%, 3/15/19	United States	7,215,000	8,069,718
Energy Transfer Partners LP, senior bond, 3.60%, 2/01/23	United States	15,000,000	15,138,990
EOG Resources Inc., senior bond, 2.625%, 3/15/23	United States	5,500,000	5,431,475
Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	18,800,000	18,236,000

franklintempleton.com	Semiannual Report	37

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	$9,400,000	$9,540,925
[d] Sabine Pass Liquefaction LLC, senior secured bond, 144A, 5.00%, 3/15/27	United States	8,200,000	8,671,049
Weatherford International Ltd.,
senior bond, 5.95%, 4/15/42	United States	4,000,000	3,520,000
senior note, 5.125%, 9/15/20	United States	10,000,000	10,107,000
The Williams Cos. Inc., senior bond, 3.70%, 1/15/23	United States	5,000,000	4,950,000
Williams Partners LP, senior note, 3.60%, 3/15/22	United States	15,000,000	15,368,850

			99,034,007

Financials 8.1%
[e] Bank of America Corp.,
junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	15,000,000	16,087,500
junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	10,000,000	10,487,500
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	10,000,000	10,020,850
[f] Capital One NA, FRN, 1.885%, 9/13/19	United States	15,000,000	15,082,590
Citigroup Inc.,
[e]junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual	United States	15,000,000	15,778,125
sub. bond, 4.125%, 7/25/28	United States	10,000,000	10,016,180
Compass Bank, sub. note, 3.875%, 4/10/25	United States	15,000,000	14,789,550
JPMorgan Chase & Co.,
[e]junior sub. bond, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	10,000,000	10,462,500
[e]junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	13,000,000	13,255,580
senior note, 2.295%, 8/15/21	United States	15,000,000	14,914,935
[d] Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000	7,784,916
[d] Mizuho Bank Ltd., senior note, 144A, 2.45%, 4/16/19	Japan	12,000,000	12,069,888
Morgan Stanley,
[e]junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	10,900,000	11,424,562
senior note, 2.50%, 4/21/21	United States	15,000,000	14,970,060
senior sub. bond, 4.35%, 9/08/26	United States	15,000,000	15,542,265
Navient Corp., senior note, 6.125%, 3/25/24	United States	15,000,000	14,925,000
[d] Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	15,000,000	15,955,125
[e] PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23, FRNthereafter, Perpetual	United States	12,000,000	12,054,000
Prudential Financial Inc.,
3.50%, 5/15/24	United States	10,000,000	10,403,100
junior sub. bond, 5.875%, 9/15/42	United States	5,000,000	5,530,270
Royal Bank of Scotland Group PLC,
sub. note, 6.125%, 12/15/22	United Kingdom	4,000,000	4,319,340
sub. note, 5.125%, 5/28/24	United Kingdom	10,400,000	10,696,868
[e] Wells Fargo & Co., junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	15,000,000	16,293,750

			282,864,454

Health Care 4.1%
Actavis Funding SCS, senior bond, 4.75%, 3/15/45	United States	12,000,000	12,243,792
[d] AMAG Pharmaceuticals Inc., senior note, 144A, 7.875%, 9/01/23	United States	16,000,000	15,280,000
Baxalta Inc., senior note, 4.00%, 6/23/25	United States	11,900,000	12,260,058
Biogen Inc., senior note, 3.625%, 9/15/22	United States	10,000,000	10,431,140
Celgene Corp., senior bond, 4.00%, 8/15/23	United States	10,000,000	10,551,590
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	10,000,000	9,768,900
senior secured note, first lien, 6.25%, 3/31/23	United States	16,400,000	16,748,500
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	10,000,000	10,136,430

38	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
	Country	Principal Amount*	Value
Corporate Bonds (continued)
Health Care (continued)
[d] Endo Finance LLC/Endo Finco Inc., senior note, 144A, 5.375%, 1/15/23	United States	$15,000,000	$12,937,500
HCA Inc., senior secured note, first lien, 5.00%, 3/15/24	United States	12,000,000	12,765,000
[d] Tenet Healthcare Corp., senior secured note, second lien, 144A, 7.50%, 1/01/22	United States	9,200,000	9,867,000
[d] Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	6,300,000	4,674,600
senior note, 144A, 5.875%, 5/15/23	United States	8,300,000	6,173,125

			143,837,635

Industrials 1.0%
[d] Air Canada 2013-1A Pass Through Trust, first lien, 144A, 4.125%, 11/15/26	Canada	5,998,419	6,258,151
[e] General Electric Co., junior sub. bond, 5.00% to 1/21/21, FRN thereafter, Perpetual	United States	9,876,000	10,429,056
Lockheed Martin Corp., senior bond, 3.55%, 1/15/26	United States	15,000,000	15,507,030
United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	4,300,000	4,552,625

			36,746,862

Information Technology 2.1%
[d] CommScope Technologies LLC, senior bond, 144A, 5.00%, 3/15/27	United States	10,000,000	10,112,500
[d] Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
senior note, 144A, 5.875%, 6/15/21	United States	2,700,000	2,868,750
senior note, 144A, 7.125%, 6/15/24	United States	2,700,000	2,985,852
senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	18,000,000	18,910,134
[d] Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	5,500,000	6,352,500
Oracle Corp., senior note, 2.50%, 10/15/22	United States	10,000,000	10,037,370
[d] Western Digital Corp., senior secured note, 144A, 7.375%, 4/01/23	United States	20,000,000	21,950,000

			73,217,106

Materials 1.0%
Crown Americas LLC/Crown Americas Capital Corp. IV, senior bond, 4.50%, 1/15/23	United States	5,000,000	5,175,000
EI du Pont de Nemours & Co., senior note, 2.20%, 5/01/20	United States	3,600,000	3,607,164
[d] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	12,500,000	14,421,875
Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	7,000,000	6,527,500
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	4,000,000	4,194,776

			33,926,315

Real Estate 1.9%
HCP Inc., senior bond, 3.875%, 8/15/24	United States	21,700,000	21,962,071
Healthcare Trust of America Holdings LP, senior note, 3.375%, 7/15/21	United States	10,000,000	10,237,940
Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000	12,861,648
Realty Income Corp., senior bond, 3.875%, 7/15/24	United States	15,000,000	15,491,880
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	7,000,000	7,810,138

			68,363,677

Telecommunication Services 1.0%
AT&T Inc., senior note, 3.95%, 1/15/25	United States	11,700,000	11,866,877
Sprint Corp., senior note, 7.625%, 2/15/25	United States	10,000,000	11,187,500
Telefonica Emisiones S.A.U., senior note, 4.57%, 4/27/23	Spain	10,000,000	10,787,450

			33,841,827

Utilities 2.3%
Alabama Power Co., senior note, 2.80%, 4/01/25	United States	7,000,000	6,864,305
[d] Calpine Corp., senior secured bond, 144A, 5.25%, 6/01/26	United States	15,000,000	15,168,750
[d,e] EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	10,000,000	10,007,800
[d] Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	5,385,910
[d] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	10,000,000	9,350,000

franklintempleton.com	Semiannual Report	39

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
	Country	Principal Amount*	Value
Corporate Bonds (continued)
Utilities (continued)
Kinder Morgan Energy Partners LP, senior note, 4.30%, 5/01/24	United States	$12,900,000	$13,387,375
PSEG Power LLC, senior note, 3.00%, 6/15/21	United States	20,000,000	20,273,120

			80,437,260

Total Corporate Bonds (Cost $1,086,189,376)			1,122,571,851

		Number of Contracts
Options Purchased (Cost $797,012) 0.0%†
Calls - Exchange-Traded
Financials 0.0%†
CBOE SPX Volatility Index, May Strike Price $18, Expires 5/17/17		5,000	100,000

Total Investments before Short Term Investments (Cost $2,860,912,647)			3,145,612,327

		Shares
Short Term Investments (Cost $314,587,427) 9.0%
Money Market Funds 9.0%
[b,g] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	314,587,427	314,587,427

Total Investments (Cost $3,175,500,074) 98.7%			3,460,199,754
Options Written (0.0)%†			(25,000)
Other Assets, less Liabilities 1.3%			44,170,378

Net Assets 100.0%			$3,504,345,132

		Number of Contracts
[h] Options Written (Premiums received $210,400) (0.0)%†
Calls - Exchange-Traded
Financials (0.0)%†
CBOE SPX Volatility Index, May Strike Price $30, Expires 5/17/17		5,000	(25,000)

40	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)

See Abbreviations on page 90.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cSee Note 1(g) regarding equity-linked securities.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2017, the aggregate value of these securities was $516,372,658, representing 14.7% of net assets.

ePerpetual security with no stated maturity date.

fThe coupon rate shown represents the rate at period end.

gThe rate shown is the annualized seven-day yield at period end.

hSee Note 1(e) regarding written options.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Convertible Securities Fund

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Class A

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$18.24	$18.00	$18.97	$17.82	$14.93	$14.37

Income from investment operations[a]:

Net investment income[b]	0.12	0.25	0.24	0.23	0.37	0.41

Net realized and unrealized gains (losses)	1.43	0.85	(0.14)	1.32	2.99	0.67

Total from investment operations	1.55	1.10	0.10	1.55	3.36	1.08

Less distributions from:

Net investment income	(0.26)	(0.50)	(0.39)	(0.33)	(0.47)	(0.52)

Net realized gains	(0.34)	(0.36)	(0.68)	(0.07)	—	—

Total distributions	(0.60)	(0.86)	(1.07)	(0.40)	(0.47)	(0.52)

Net asset value, end of period	$19.19	$18.24	$18.00	$18.97	$17.82	$14.93

Total return[c]	8.72%	6.41%	0.66%	8.85%	22.92%	7.66%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.86%	0.86%	0.86%	0.88%	0.88%	0.90%

Expenses net of waiver and payments by affiliates	0.85%[e]	0.85%[e]	0.86%[e,f]	0.88%[e,f]	0.88%[e]	0.90%

Net investment income	1.30%	1.44%	1.33%	1.23%	2.25%	2.84%

Supplemental data

Net assets, end of period (000’s)	$745,901	$768,553	$818,082	$921,134	$844,498	$602,804

Portfolio turnover rate	13.02%	28.03%	17.30%	23.05%	34.69%	12.82%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

42	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund  (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$17.98	$17.75	$18.73	$17.60	$14.75	$14.21

Income from investment operations[a]:

Net investment income[b]	0.05	0.12	0.11	0.09	0.24	0.30

Net realized and unrealized gains (losses)	1.41	0.84	(0.16)	1.31	2.97	0.65

Total from investment operations	1.46	0.96	(0.05)	1.40	3.21	0.95

Less distributions from:

Net investment income	(0.19)	(0.37)	(0.25)	(0.20)	(0.36)	(0.41)

Net realized gains	(0.34)	(0.36)	(0.68)	(0.07)	—	—

Total distributions	(0.53)	(0.73)	(0.93)	(0.27)	(0.36)	(0.41)

Net asset value, end of period	$18.91	$17.98	$17.75	$18.73	$17.60	$14.75

Total return[c]	8.33%	5.65%	(0.15)%	8.01%	22.11%	6.79%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.61%	1.61%	1.61%	1.63%	1.63%	1.65%

Expenses net of waiver and payments by affiliates	1.60%[e]	1.60%[e]	1.61%[e,f]	1.63%[e,f]	1.63%[e]	1.65%

Net investment income	0.55%	0.69%	0.58%	0.48%	1.50%	2.09%

Supplemental data

Net assets, end of period (000’s)	$301,022	$293,038	$311,951	$333,034	$273,132	$211,630

Portfolio turnover rate	13.02%	28.03%	17.30%	23.05%	34.69%	12.82%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	43

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund  (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014[a]
Class R6

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$18.33	$18.09	$18.99	$19.21

Income from investment operations[b]:

Net investment income[c]	0.15	0.33	0.30	0.19

Net realized and unrealized gains (losses)	1.44	0.84	(0.14)	(0.17)

Total from investment operations	1.59	1.17	0.16	0.02

Less distributions from:

Net investment income	(0.29)	(0.57)	(0.38)	(0.24)

Net realized gains	(0.34)	(0.36)	(0.68)	—

Total distributions	(0.63)	(0.93)	(1.06)	(0.24)

Net asset value, end of period	$19.29	$18.33	$18.09	$18.99

Total return[d]	8.93%	6.78%	0.99%	0.11%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.50%	0.50%	0.50%	0.51%

Expenses net of waiver and payments by affiliates[f]	0.49%	0.49%	0.50%[g]	0.51%[g]

Net investment income	1.66%	1.80%	1.69%	1.60%

Supplemental data

Net assets, end of period (000’s)	$11,706	$7,154	$5	$3,093

Portfolio turnover rate	13.02%	28.03%	17.30%	23.05%

aFor the period March 4, 2014 (effective date) to October 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

44	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund  (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$18.24	$18.00	$18.98	$17.83	$14.94	$14.38

Income from investment operations[a]:

Net investment income[b]	0.14	0.30	0.29	0.28	0.41	0.45

Net realized and unrealized gains (losses)	1.43	0.85	(0.15)	1.32	2.99	0.66

Total from investment operations	1.57	1.15	0.14	1.60	3.40	1.11

Less distributions from:

Net investment income	(0.28)	(0.55)	(0.44)	(0.38)	(0.51)	(0.55)

Net realized gains	(0.34)	(0.36)	(0.68)	(0.07)	—	—

Total distributions	(0.62)	(0.91)	(1.12)	(0.45)	(0.51)	(0.55)

Net asset value, end of period	$19.19	$18.24	$18.00	$18.98	$17.83	$14.94

Total return[c]	8.86%	6.68%	0.87%	9.13%	23.21%	7.93%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.61%	0.61%	0.61%	0.63%	0.63%	0.65%

Expenses net of waiver and payments by affiliates	0.60%[e]	0.60%[e]	0.61%[e,f]	0.63%[e,f]	0.63%[e]	0.65%

Net investment income	1.55%	1.69%	1.58%	1.48%	2.50%	3.09%

Supplemental data

Net assets, end of period (000’s)	$1,295,521	$1,080,346	$899,441	$877,190	$387,528	$196,765

Portfolio turnover rate	13.02%	28.03%	17.30%	23.05%	34.69%	12.82%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	45

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2017 (unaudited)

Franklin Convertible Securities Fund

	Country	Shares	Value
Common Stocks 5.1%
Consumer Discretionary 0.8%
Newell Brands Inc.	United States	403,856	$19,280,085

Energy 1.0%
[a] McDermott International Inc.	United States	3,407,616	22,285,809

Financials 1.3%
Wintrust Financial Corp.	United States	440,016	31,179,534

Industrials 2.0%
Stanley Black & Decker Inc.	United States	346,021	47,110,759

Total Common Stocks (Cost $97,224,674)			119,856,187

Convertible Preferred Stocks 20.6%
Consumer Staples 3.9%
Post Holdings Inc., 2.50%, cvt. pfd.	United States	231,200	36,717,450
Post Holdings Inc., 5.25%, cvt. pfd.	United States	95,200	13,873,020
Tyson Foods Inc., 4.75%, cvt. pfd.	United States	600,000	41,610,000

			92,200,470

Energy 0.4%
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	236,000	7,979,160

Health Care 2.7%
Allergan PLC, 5.50%, cvt. pfd.	United States	45,500	39,392,990
Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd.	Israel	42,500	24,267,500

			63,660,490

Industrials 4.6%
Arconic Inc., 5.375%, cvt. pfd.	United States	750,000	31,845,000
Rexnord Corp., 5.75%, cvt. pfd.	United States	855,000	48,179,250
Stericycle Inc., 5.25%, cvt. pfd.	United States	380,000	28,123,800

			108,148,050

Information Technology 2.2%
[b] Mandatory Exchangeable Trust, 5.75%, cvt. pfd., 144A	China	375,000	51,605,625

Telecommunication Services 2.6%
Frontier Communications Corp., 11.125%, cvt. pfd.	United States	267,060	11,841,440
T-Mobile U.S. Inc., 5.50%, cvt. pfd.	United States	455,000	49,922,600

			61,764,040

Utilities 4.2%
Black Hills Corp., 7.75%, cvt. pfd.	United States	606,000	45,140,940
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	185,200	9,326,672
Exelon Corp., 6.50%, cvt. pfd.	United States	500,000	24,695,000
Great Plains Energy Inc., 7.00%, cvt. pfd.	United States	370,000	20,017,000

			99,179,612

Total Convertible Preferred Stocks (Cost $447,405,496)			484,537,447

46	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)

	Country	Principal Amount*	Value

Convertible Bonds 69.6%
Consumer Discretionary 12.8%
Ctrip.com International Ltd.,
cvt., senior note, 1.25%, 10/15/18	China	$19,200,000	$25,632,768
[b]cvt., senior note, 144A, 1.25%, 9/15/22	China	20,000,000	21,000,000
[b] Dish Network Corp., cvt., senior bond, 144A, 3.375%, 8/15/26	United States	41,250,000	50,685,937
GNC Holdings Inc., cvt., senior note, 1.50%, 8/15/20	United States	5,000,000	3,445,750
[b] Liberty Interactive LLC, cvt., senior bond, 144A, 1.75%, 9/30/46	United States	37,000,000	43,429,120
Liberty Media Corp.,
[b]cvt., senior bond, 144A, 2.25%, 9/30/46	United States	39,000,000	42,680,625
cvt., senior note, 1.375%, 10/15/23	United States	21,200,000	23,995,750
The Priceline Group Inc., cvt., senior note, 0.35%, 6/15/20	United States	35,000,000	51,209,375
Shutterfly Inc., cvt., 0.25%, 5/15/18	United States	37,465,000	38,050,391

			300,129,716

Energy 0.2%
Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	15,200,000	4,522,000

Health Care 11.8%
BioMarin Pharmaceutical Inc., cvt., senior sub. note, 1.50%, 10/15/20	United States	28,200,000	35,091,375
Brookdale Senior Living Inc., cvt., senior note, 2.75%, 6/15/18	United States	26,200,000	25,970,750
Depomed Inc., cvt., senior note, 2.50%, 9/01/21	United States	16,000,000	14,920,000
Fluidigm Corp., cvt., senior bond, 2.75%, 2/01/34	United States	14,418,000	9,930,397
Illumina Inc., cvt., senior note, 0.50%, 6/15/21	United States	33,000,000	35,330,625
Impax Laboratories Inc., cvt., senior note, 2.00%, 6/15/22	United States	45,000,000	38,165,625
Jazz Investments I Ltd., cvt., senior note, 1.875%, 8/15/21	United States	35,000,000	38,937,500
[b] Neurocrine Biosciences Inc., cvt., senior note, 144A, 2.25%, 5/15/24	United States	24,000,000	24,960,000
Novavax Inc., senior note, cvt., 3.75%, 2/01/23	United States	34,000,000	13,408,750
Nuvasive Inc., cvt., 2.25%, 3/15/21	United States	12,000,000	16,027,500
[b] Pacira Pharmaceuticals Inc., cvt., senior note, 144A, 2.375%, 4/01/22	United States	6,000,000	6,405,000
Spectranetics Corp., cvt., senior note, 2.625%, 6/01/34	United States	17,000,000	19,411,875

			278,559,397

Industrials 0.8%
The keyW Holding Corp., cvt., senior note, 2.50%, 7/15/19	United States	20,000,000	19,462,500

Information Technology 40.7%
[b] Blackhawk Network Holdings Inc., cvt., senior note, 144A, 1.50%, 1/15/22	United States	42,700,000	46,489,625
Bottomline Technologies (de) Inc., cvt., senior note, 1.50%, 12/01/17	United States	21,400,000	21,520,375
Electronics for Imaging Inc., cvt., senior note, 0.75%, 9/01/19	United States	22,000,000	23,430,000
[b] Inphi Corp., cvt., senior note, 144A, 0.75%, 9/01/21	United States	9,600,000	9,870,000
Integrated Device Technology Inc., cvt., senior note, 0.875%, 11/15/22	United States	4,700,000	4,791,063
Intel Corp.,
cvt., junior sub. bond, 3.25%, 8/01/39	United States	8,000,000	14,005,040
[b]cvt., junior sub. bond, 144A, 2.95%, 12/15/35	United States	19,000,000	25,923,125
cvt., junior sub. deb., 2.95%, 12/15/35	United States	2,000,000	2,728,750
Mercadolibre Inc., cvt., 2.25%, 7/01/19	Argentina	5,000,000	9,346,450
Microchip Technology Inc.,
[b]cvt., senior note, 144A, 1.625%, 2/15/27	United States	38,750,000	39,866,000
cvt., senior sub. bond, 1.625%, 2/15/25	United States	11,000,000	16,135,625
Micron Technology Inc.,
cvt., senior bond, 2.125%, 2/15/33	United States	6,800,000	17,493,000
cvt., senior bond, G, 3.00%, 11/15/43	United States	32,000,000	34,720,000
Novellus Systems Inc., cvt., senior note, 2.625%, 5/15/41	United States	12,100,000	51,840,937
NXP Semiconductors NV, cvt., senior note, 1.00%, 12/01/19	Netherlands	35,000,000	40,971,875
Palo Alto Networks Inc., cvt., zero cpn., 7/01/19	United States	28,750,000	33,673,438

franklintempleton.com	Semiannual Report	47

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)

	Country	Principal Amount*	Value

Convertible Bonds (continued)
Information Technology (continued)
Proofpoint Inc., cvt., 0.75%, 6/15/20	United States	$39,100,000	$44,842,812
Red Hat Inc., cvt., senior note, 0.25%, 10/01/19	United States	29,250,000	38,591,719
Salesforce.com Inc., cvt., senior note, 0.25%, 4/01/18	United States	35,200,000	46,772,000
ServiceNow Inc., cvt., zero cpn., 11/01/18	United States	35,500,000	47,925,000
[b] Silicon Laboratories Inc., cvt., 144A, 1.375%, 3/01/22	United States	38,700,000	40,804,313
[b] Square Inc., cvt., 144A, 0.375%, 3/01/22	United States	43,000,000	45,687,500
Take-Two Interactive Software Inc., cvt., senior note, 1.00%, 7/01/18	United States	16,400,000	47,939,250
Twitter Inc., cvt., senior note, 1.00%, 9/15/21	United States	35,000,000	32,331,250
VeriSign Inc., cvt., junior sub. bond, 3.25%, 8/15/37	United States	11,000,000	28,710,000
Viavi Solutions Inc., cvt., senior bond, 0.625%, 8/15/33	United States	39,900,000	43,515,937
Workday Inc., cvt., senior note, 1.50%, 7/15/20	United States	24,166,500	30,298,749
Xilinx Inc., cvt., senior note, 2.625%, 6/15/17	United States	16,270,000	35,875,350
Yahoo! Inc., cvt., zero cpn., 12/01/18	United States	35,100,000	37,030,500
[b] Zillow Group Inc., cvt., senior note, 144A, 2.00%, 12/01/21	United States	43,500,000	45,692,835

			958,822,518

Materials 1.8%
B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	Canada	13,900,000	14,534,188
Cemex SAB de CV, cvt., sub. note, 3.75%, 3/15/18	Mexico	24,000,000	28,095,360

			42,629,548

Real Estate 1.5%
Forest City Enterprises Inc.,
cvt., senior note, 4.25%, 8/15/18	United States	17,110,000	19,494,707
cvt., senior note, A, 3.625%, 8/15/20	United States	15,250,000	16,670,156

			36,164,863

Total Convertible Bonds (Cost $1,436,023,841)			1,640,290,542

		Shares
Escrows and Litigation Trusts (Cost $22,362) 0.0%
[a,c] Motors Liquidation Co., Escrow Account	United States	376,200	—

Total Investments before Short Term Investments (Cost $1,980,676,373)			2,244,684,176

Short Term Investments 5.4%
Money Market Funds (Cost $118,070,432) 5.0%
[d,e] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	118,070,432	118,070,432

48	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)

	Country	Principal Amount*	Value

Repurchase Agreements (Cost $8,702,266) 0.4%
[f] Joint Repurchase Agreement, 0.797%, 5/01/17 (Maturity Value $8,702,844)
BNP Paribas Securities Corp. (Maturity Value $3,498,021)
Deutsche Bank Securities Inc. (Maturity Value $395,109)
HSBC Securities (USA) Inc. (Maturity Value $3,498,021)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,311,693)
Collateralized by U.S. Government Agency Securities, 0.75% - 2.375%, 4/09/18 -
4/05/22; [g]U.S. Treasury Bill, 6/08/17 - 11/09/17; U.S. Treasury Note, 0.75% -
2.125%, 7/15/19 - 8/15/21; and U.S. Treasury Note, Index Linked, 0.125%,
4/15/19 (valued at $8,882,607)	United States	$8,702,266	$8,702,266

Total Investments (Cost $2,107,449,071) 100.7%			2,371,456,874
Other Assets, less Liabilities (0.7)%			(17,307,948)

Net Assets 100.0%			$2,354,148,926

*The principal amount is stated in U.S. dollars unless otherwise indicated.

a Non-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2017, the aggregate value of these securities was $495,099,705, representing 21.0% of net assets.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day yield at period end.

fSee Note 1(c) regarding joint repurchase agreement.

gThe security was issued on a discount basis with no stated coupon rate.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	49

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Equity Income Fund

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Class A

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$22.50	$22.99	$23.93	$22.16	$18.01	$16.58

Income from investment operations[a]:

Net investment income[b]	0.21	0.47	0.55	0.66[c]	0.44	0.41

Net realized and unrealized gains (losses)	2.00	0.24	0.26	1.73	4.19	1.46

Total from investment operations	2.21	0.71	0.81	2.39	4.63	1.87

Less distributions from:

Net investment income	(0.29)	(0.60)	(0.69)	(0.50)	(0.48)	(0.44)

Net realized gains	(0.89)	(0.60)	(1.06)	(0.12)	—	—

Total distributions	(1.18)	(1.20)	(1.75)	(0.62)	(0.48)	(0.44)

Net asset value, end of period	$23.53	$22.50	$22.99	$23.93	$22.16	$18.01

Total return[d]	9.99%	3.31%	3.72%	10.99%	26.07%	11.43%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.86%	0.87%	0.86%	0.87%	0.91%	0.95%

Expenses net of waiver and payments by affiliates	0.85%[f]	0.87%[f,g]	0.86%[f,g]	0.87%[f,g]	0.91%[f]	0.95%

Net investment income	1.80%	2.13%	2.37%	2.87%[c]	2.19%	2.36%

Supplemental data

Net assets, end of period (000’s)	$1,742,039	$1,700,712	$1,790,392	$1,762,318	$1,637,089	$1,305,791

Portfolio turnover rate	12.63%	50.05%	34.09%	20.15%	33.18%	19.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.15%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$22.32	$22.85	$23.79	$22.04	$17.91	$16.50

Income from investment operations[a]:

Net investment income[b]	0.12	0.30	0.37	0.49[c]	0.28	0.28

Net realized and unrealized gains (losses)	2.00	0.23	0.27	1.71	4.18	1.45

Total from investment operations	2.12	0.53	0.64	2.20	4.46	1.73

Less distributions from:

Net investment income	(0.21)	(0.46)	(0.52)	(0.33)	(0.33)	(0.32)

Net realized gains	(0.89)	(0.60)	(1.06)	(0.12)	—	—

Total distributions	(1.10)	(1.06)	(1.58)	(0.45)	(0.33)	(0.32)

Net asset value, end of period	$23.34	$22.32	$22.85	$23.79	$22.04	$17.91

Total return[d]	9.63%	2.51%	2.96%	10.14%	25.18%	10.56%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.61%	1.62%	1.61%	1.62%	1.66%	1.70%

Expenses net of waiver and payments by affiliates	1.60%[f]	1.62%[f,g]	1.61%[f,g]	1.62%[f,g]	1.66%[f]	1.70%

Net investment income	1.05%	1.38%	1.62%	2.12%[c]	1.44%	1.61%

Supplemental data

Net assets, end of period (000’s)	$271,578	$257,156	$250,347	$241,566	$208,325	$134,746

Portfolio turnover rate	12.63%	50.05%	34.09%	20.15%	33.18%	19.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	51

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Class R

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$22.49	$22.99	$23.93	$22.17	$18.01	$16.58

Income from investment operations[a]:

Net investment income[b]	0.18	0.41	0.50	0.61[c]	0.39	0.37

Net realized and unrealized gains (losses)	2.01	0.24	0.25	1.72	4.20	1.46

Total from investment operations	2.19	0.65	0.75	2.33	4.59	1.83

Less distributions from:

Net investment income	(0.27)	(0.55)	(0.63)	(0.45)	(0.43)	(0.40)

Net realized gains	(0.89)	(0.60)	(1.06)	(0.12)	—	—

Total distributions	(1.16)	(1.15)	(1.69)	(0.57)	(0.43)	(0.40)

Net asset value, end of period	$23.52	$22.49	$22.99	$23.93	$22.17	$18.01

Total return[d]	9.88%	3.05%	3.45%	10.67%	25.81%	11.16%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.09%	1.11%	1.11%	1.12%	1.16%	1.20%

Expenses net of waiver and payments by affiliates	1.08%[f]	1.11%[f,g]	1.11%[f,g]	1.12%[f,g]	1.16%[f]	1.20%

Net investment income	1.57%	1.89%	2.12%	2.62%[c]	1.94%	2.11%

Supplemental data

Net assets, end of period (000’s)	$7,282	$6,395	$6,265	$7,305	$5,844	$4,940

Portfolio turnover rate	12.63%	50.05%	34.09%	20.15%	33.18%	19.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

52	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013[a]
Class R6

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$22.54	$23.01	$23.95	$22.18	$20.00

Income from investment operations[b]:

Net investment income[c]	0.25	0.43	0.63	0.75[d]	0.26

Net realized and unrealized gains (losses)	2.01	0.37	0.27	1.73	2.18

Total from investment operations	2.26	0.80	0.90	2.48	2.44

Less distributions from:

Net investment income	(0.34)	(0.67)	(0.78)	(0.59)	(0.26)

Net realized gains	(0.89)	(0.60)	(1.06)	(0.12)	—

Total distributions	(1.23)	(1.27)	(1.84)	(0.71)	(0.26)

Net asset value, end of period	$23.57	$22.54	$23.01	$23.95	$22.18

Total return[e]	10.18%	3.72%	4.10%	11.38%	12.30%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.49%	0.49%	2.89%	1.78%	2.16%

Expenses net of waiver and payments by affiliates[g]	0.48%	0.49%[h]	0.48%	0.50%	0.51%

Net investment income	2.17%	2.51%	2.75%	3.24%[d]	2.59%

Supplemental data

Net assets, end of period (000’s)	$11,544	$10,537	$6	$6	$6

Portfolio turnover rate	12.63%	50.05%	34.09%	20.15%	33.18%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.51%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	53

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$22.53	$23.02	$23.96	$22.19	$18.02	$16.59

Income from investment operations[a]:

Net investment income[b]	0.22	0.45	0.60	0.71[c]	0.48	0.45

Net realized and unrealized gains (losses)	2.03	0.31	0.27	1.74	4.22	1.46

Total from investment operations	2.25	0.76	0.87	2.45	4.70	1.91

Less distributions from:

Net investment income	(0.32)	(0.65)	(0.75)	(0.56)	(0.53)	(0.48)

Net realized gains	(0.89)	(0.60)	(1.06)	(0.12)	—	—

Total distributions	(1.21)	(1.25)	(1.81)	(0.68)	(0.53)	(0.48)

Net asset value, end of period	$23.57	$22.53	$23.02	$23.96	$22.19	$18.02

Total return[d]	10.17%	3.53%	3.98%	11.25%	26.48%	11.69%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.61%	0.62%	0.61%	0.62%	0.66%	0.70%

Expenses net of waiver and payments by affiliates	0.60%[f]	0.62%[f,g]	0.61%[f,g]	0.62%[f,g]	0.66%[f]	0.70%

Net investment income	2.05%	2.38%	2.62%	3.12%[c]	2.44%	2.61%

Supplemental data

Net assets, end of period (000’s)	$117,357	$80,422	$34,577	$30,166	$17,534	$10,527

Portfolio turnover rate	12.63%	50.05%	34.09%	20.15%	33.18%	19.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.40%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

54	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2017 (unaudited)

Franklin Equity Income Fund

	Country	Shares	Value
Common Stocks 86.7%
Consumer Discretionary 5.7%
Ford Motor Co.	United States	1,236,700	$14,184,949
L Brands Inc.	United States	230,000	12,146,300
Lowe’s Cos. Inc.	United States	440,000	37,347,200
Mattel Inc.	United States	550,000	12,331,000
Newell Brands Inc.	United States	570,000	27,211,800
Target Corp.	United States	348,900	19,486,065

			122,707,314

Consumer Staples 8.1%
Anheuser-Busch InBev SA/NV, ADR	Belgium	201,100	22,772,564
CVS Health Corp.	United States	346,000	28,524,240
Kimberly-Clark Corp.	United States	114,000	14,791,500
The Kraft Heinz Co.	United States	369,100	33,362,949
PepsiCo Inc.	United States	460,500	52,165,440
Wal-Mart Stores Inc.	United States	285,000	21,426,300

			173,042,993

Energy 8.5%
Anadarko Petroleum Corp.	United States	193,200	11,016,264
Baker Hughes Inc.	United States	225,000	13,358,250
BP PLC, ADR	United Kingdom	265,000	9,094,800
Chevron Corp.	United States	502,800	53,648,760
Exxon Mobil Corp.	United States	367,234	29,984,656
Royal Dutch Shell PLC, A, ADR	United Kingdom	385,900	20,140,121
Schlumberger Ltd.	United States	283,000	20,542,970
Suncor Energy Inc.	Canada	775,000	24,304,000

			182,089,821

Financials 17.0%
Arthur J. Gallagher & Co.	United States	571,800	31,912,158
Bank of America Corp.	United States	937,200	21,874,248
BB&T Corp.	United States	720,000	31,089,600
BlackRock Inc.	United States	110,500	42,494,985
JPMorgan Chase & Co.	United States	922,800	80,283,600
Morgan Stanley	United States	956,000	41,461,720
U.S. Bancorp	United States	1,076,800	55,218,304
Wells Fargo & Co.	United States	1,145,000	61,646,800

			365,981,415

Health Care 8.9%
AstraZeneca PLC, ADR	United Kingdom	298,800	9,038,700
Eli Lilly & Co.	United States	465,400	38,190,724
Johnson & Johnson	United States	144,000	17,779,680
Medtronic PLC	United States	523,000	43,456,070
Merck & Co. Inc.	United States	225,000	14,024,250
Pfizer Inc.	United States	1,174,300	39,832,256
UnitedHealth Group Inc.	United States	161,500	28,243,120

			190,564,800

Industrials 16.8%
Cummins Inc.	United States	161,800	24,422,092
Deere & Co.	United States	186,500	20,815,265
General Electric Co.	United States	1,770,500	51,326,795
Illinois Tool Works Inc.	United States	225,400	31,125,486
Lockheed Martin Corp.	United States	122,600	33,034,570

franklintempleton.com	Semiannual Report	55

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Equity Income Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Industrials (continued)
Norfolk Southern Corp.	United States	149,500	$17,564,755
Raytheon Co.	United States	293,500	45,554,135
Republic Services Inc.	United States	643,500	40,534,065
Stanley Black & Decker Inc.	United States	258,380	35,178,437
United Parcel Service Inc., B	United States	266,600	28,648,836
United Technologies Corp.	United States	274,700	32,686,553

			360,890,989

Information Technology 11.8%
Apple Inc.	United States	370,500	53,222,325
Automatic Data Processing Inc.	United States	80,000	8,359,200
Broadcom Ltd.	United States	53,500	11,813,335
Cisco Systems Inc.	United States	966,733	32,936,593
Intel Corp.	United States	311,518	11,261,376
Microsoft Corp.	United States	1,200,100	82,158,846
Oracle Corp.	United States	323,000	14,522,080
Texas Instruments Inc.	United States	493,000	39,035,740

			253,309,495

Materials 4.4%
BASF SE	Germany	286,500	27,919,077
The Dow Chemical Co.	United States	525,400	32,995,120
International Paper Co.	United States	612,600	33,062,022

			93,976,219

Real Estate 1.2%
Host Hotels & Resorts Inc.	United States	1,483,000	26,619,850

Telecommunication Services 1.6%
Rogers Communications Inc., B	Canada	362,700	16,633,422
Verizon Communications Inc.	United States	408,000	18,731,280

			35,364,702

Utilities 2.7%
Dominion Resources Inc.	United States	361,100	27,959,973
Xcel Energy Inc.	United States	673,500	30,341,175

			58,301,148

Total Common Stocks (Cost $1,379,149,162)			1,862,848,746

[a] Equity-Linked Securities 7.4%
Consumer Discretionary 1.4%
[b] Wells Fargo Bank National Assn. into Amazon.com Inc., 5.00%, 144A	United States	33,300	29,027,710

Energy 0.8%
[b] Merrill Lynch International & Co. CV into Schlumberger Ltd., 7.00%, 144A	United States	126,000	9,495,738
[b] UBS AG London into Anadarko Petroleum Corp., 9.00%, 144A	United States	150,000	8,761,455

			18,257,193

Financials 1.6%
[b] The Goldman Sachs Group Inc. into The Charles Schwab Corp., 7.00%, 144A	United States	1,000,000	34,063,100

Health Care 0.9%
[b] Merrill Lynch International & Co. CV into Gilead Sciences Inc., 7.25%, 144A	United States	284,000	19,909,082

56	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Equity Income Fund (continued)

	Country	Shares	Value

[a] Equity-Linked Securities (continued)
Information Technology 2.7%
[b] Barclays Bank PLC into Broadcom Ltd., 9.00%, 144A	Singapore	160,000	$27,695,920
[b] UBS AG into Intel Corp., 7.00%, 144A	United States	845,000	30,763,661

			58,459,581

Total Equity-Linked Securities (Cost $154,316,208)			159,716,666

Convertible Preferred Stocks 3.8%
Energy 0.5%
Hess Corp., 8.00%, cvt. pfd.	United States	175,000	10,438,750

Health Care 1.7%
Allergan PLC, 5.50%, cvt. pfd.	United States	41,700	36,103,026

Utilities 1.6%
NextEra Energy Inc., 6.371%, cvt. pfd.	United States	575,000	35,460,250

Total Convertible Preferred Stocks (Cost $81,908,075)			82,002,026

Total Investments before Short Term Investments (Cost $1,615,373,445)			2,104,567,438

Short Term Investments (Cost $39,182,790) 1.8%
Money Market Funds 1.8%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	39,182,790	39,182,790

Total Investments (Cost $1,654,556,235) 99.7%			2,143,750,228
Other Assets, less Liabilities 0.3%			6,050,760

Net Assets 100.0%			$2,149,800,988

See Abbreviations on page 90.

aSee Note 1(g) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2017, the aggregate value of these securities was $159,716,666, representing 7.4% of net assets.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	57

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Real Return Fund

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Class A

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.09	$9.92	$10.66	$10.82	$10.94	$11.06

Income from investment operations[a]:

Net investment income[b]	0.10	0.12	0.05	0.14	0.15	0.17

Net realized and unrealized gains (losses)	—[c]	0.15	(0.72)	(0.06)	(0.01)	0.01

Total from investment operations	0.10	0.27	(0.67)	0.08	0.14	0.18

Less distributions from:

Net investment income and net foreign currency gains	(0.01)	(0.09)	(0.07)	(0.24)	(0.26)	(0.30)

Tax return of capital	—	(0.01)	—	—	—	—

Total distributions	(0.01)	(0.10)	(0.07)	(0.24)	(0.26)	(0.30)

Net asset value, end of period	$10.18	$10.09	$9.92	$10.66	$10.82	$10.94

Total return[d]	0.98%	2.77%	(6.32)%	0.75%	1.34%	1.67%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.13%	1.12%	1.10%	1.10%	1.08%	1.06%

Expenses net of waiver and payments by affiliates	0.90%[f]	0.90%[f]	0.90%[f]	0.90%[f]	0.90%[f]	0.90%

Net investment income	1.92%	1.18%	0.43%	1.34%	1.35%	1.58%

Supplemental data

Net assets, end of period (000’s)	$161,408	$161,541	$185,743	$248,313	$327,285	$411,419

Portfolio turnover rate	23.46%	31.82%	26.57%	33.02%	27.91%	18.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

58	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.00	$9.82	$10.59	$10.76	$10.87	$11.00

Income from investment operations[a]:

Net investment income[b]	0.08	0.08	—[c]	0.10	0.10	0.13

Net realized and unrealized gains (losses)	—[c]	0.16	(0.71)	(0.07)	0.01	—[c]

Total from investment operations	0.08	0.24	(0.71)	0.03	0.11	0.13

Less distributions from:

Net investment income and net foreign currency gains	—	(0.05)	(0.06)	(0.20)	(0.22)	(0.26)

Tax return of capital	—	(0.01)	—	—	—	—

Total distributions	—	(0.06)	(0.06)	(0.20)	(0.22)	(0.26)

Net asset value, end of period	$10.08	$10.00	$9.82	$10.59	$10.76	$10.87

Total return[d]	0.80%	2.44%	(6.70)%	0.22%	1.03%	1.22%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.54%	1.52%	1.50%	1.50%	1.48%	1.46%

Expenses net of waiver and payments by affiliates	1.31%[f]	1.30%[f]	1.30%[f]	1.30%[f]	1.30%[f]	1.30%

Net investment income	1.51%	0.78%	0.04%	0.94%	0.95%	1.18%

Supplemental data

Net assets, end of period (000’s)	$38,617	$39,568	$48,084	$68,188	$83,666	$104,682

Portfolio turnover rate	23.46%	31.82%	26.57%	33.02%	27.91%	18.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013[a]
Class R6

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.15	$9.98	$10.68	$10.85	$11.01

Income from investment operations[b]:

Net investment income[c]	0.12	0.16	0.10	0.21	0.09

Net realized and unrealized gains (losses)	—[d]	0.16	(0.72)	(0.10)	(0.10)

Total from investment operations	0.12	0.32	(0.62)	0.11	(0.01)

Less distributions from:

Net investment income and net foreign currency gains	(0.03)	(0.14)	(0.08)	(0.28)	(0.15)

Tax return of capital	—	(0.01)	—	—	—

Total distributions	(0.03)	(0.15)	(0.08)	(0.28)	(0.15)

Net asset value, end of period	$10.24	$10.15	$9.98	$10.68	$10.85

Total return[e]	1.17%	3.25%	(5.87)%	1.04%	(0.06)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.70%	0.71%	0.71%	0.70%	2.43%

Expenses net of waiver and payments by affiliates[g]	0.49%	0.50%	0.50%	0.52%	0.52%

Net investment income	2.33%	1.58%	0.83%	1.72%	1.73%

Supplemental data

Net assets, end of period (000’s)	$6,006	$5,326	$1,730	$2,034	$5

Portfolio turnover rate	23.46%	31.82%	26.57%	33.02%	27.91%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.13	$9.96	$10.68	$10.85	$10.97	$11.08

Income from investment operations[a]:

Net investment income[b]	0.11	0.14	0.05	0.18	0.18	0.20

Net realized and unrealized gains (losses)	0.01	0.16	(0.70)	(0.08)	(0.01)	0.01

Total from investment operations	0.12	0.30	(0.65)	0.10	0.17	0.21

Less distributions from:

Net investment income and net foreign currency gains	(0.02)	(0.12)	(0.07)	(0.27)	(0.29)	(0.32)

Tax return of capital	—	(0.01)	—	—	—	—

Total distributions	(0.02)	(0.13)	(0.07)	(0.27)	(0.29)	(0.32)

Net asset value, end of period	$10.23	$10.13	$9.96	$10.68	$10.85	$10.97

Total return[c]	1.11%	3.04%	(6.08)%	0.91%	1.60%	1.99%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.88%	0.87%	0.85%	0.85%	0.83%	0.81%

Expenses net of waiver and payments by affiliates	0.65%[e]	0.65%[e]	0.65%[e]	0.65%[e]	0.65%[e]	0.65%

Net investment income	2.17%	1.43%	0.68%	1.59%	1.60%	1.83%

Supplemental data

Net assets, end of period (000’s)	$39,833	$35,215	$37,758	$65,958	$28,042	$35,362

Portfolio turnover rate	23.46%	31.82%	26.57%	33.02%	27.91%	18.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2017 (unaudited)

Franklin Real Return Fund

	Country	Shares	Value
Common Stocks 8.4%
Energy 5.2%
Anadarko Petroleum Corp.	United States	23,700	$1,351,374
Canadian Natural Resources Ltd.	Canada	33,700	1,074,019
Chevron Corp.	United States	13,700	1,461,790
Exxon Mobil Corp.	United States	15,277	1,247,367
Halliburton Co.	United States	33,300	1,527,804
Noble Energy Inc.	United States	27,400	885,842
Occidental Petroleum Corp.	United States	18,200	1,120,028
Pioneer Natural Resources Co.	United States	4,700	813,053
Royal Dutch Shell PLC, A, ADR	United Kingdom	19,800	1,033,362
Schlumberger Ltd.	United States	20,850	1,513,502
[a] Weatherford International PLC	United States	119,400	688,938

			12,717,079

Materials 3.2%
Agrium Inc.	Canada	8,800	826,584
BHP Billiton PLC, ADR	United Kingdom	32,700	1,004,871
The Dow Chemical Co.	United States	26,600	1,670,480
[a] Freeport-McMoRan Inc.	United States	53,046	676,336
Goldcorp Inc.	Canada	101,600	1,418,336
Nucor Corp.	United States	21,000	1,287,930
Rio Tinto PLC, ADR	United Kingdom	27,700	1,103,014

			7,987,551

Total Common Stocks (Cost $21,881,836)			20,704,630

Management Investment Companies 8.9%
Diversified Financials 1.7%
[b] Franklin Lower Tier Floating Rate Fund	United States	292,284	3,083,593
[b] Franklin Middle Tier Floating Rate Fund	United States	108,877	1,095,307

			4,178,900

Real Estate 7.2%
SPDR Dow Jones REIT ETF	United States	193,000	17,773,370

Total Management Investment Companies (Cost $13,334,958)			21,952,270

		Principal Amount*
Corporate Bonds 4.1%
Consumer Services 0.1%
MGM Resorts International, senior note, 7.75%, 3/15/22	United States	200,000	233,500

Energy 1.5%
[c] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	425,000	449,437
CONSOL Energy Inc.,
senior note, 5.875%, 4/15/22	United States	300,000	294,000
senior note, 8.00%, 4/01/23	United States	600,000	628,125
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,000,000	1,131,875
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	1,000,000	1,088,391

			3,591,828

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Health Care Equipment & Services 0.5%
HCA Inc., senior secured bond, first lien, 5.875%, 3/15/22	United States	1,000,000	$1,111,250

Materials 0.3%
[c] Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	700,000	721,000

Media 0.6%
[c] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	300,000	310,875
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,000,000	1,102,500

			1,413,375

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
[c] Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	1,000,000	832,500

Telecommunication Services 0.8%
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	1,000,000	941,200
[c] Sprint Communications Inc., senior note, 144A, 7.00%, 3/01/20	United States	1,000,000	1,095,000

			2,036,200

Total Corporate Bonds (Cost $9,768,590)			9,939,653

[d,e]Senior Floating Rate Interests 2.0%
Automobiles & Components 0.1%
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.99%, 4/30/19	United States	47,572	48,147
TI Group Automotive Systems LLC, Initial US Term Loan, 3.743%, 6/30/22	United States	147,070	148,173

			196,320

Capital Goods 0.1%
[f] Allison Transmission Inc., Term Loans, 2.99%, 9/23/22	United States	86,520	87,487
Harsco Corp., Initial Term Loan, 6.00%, 11/02/23	United States	29,299	29,940
Leidos (Abacus Innovations Corp.), B Term Loan, 3.25%, 8/16/23	United States	22,692	22,947

			140,374

Commercial & Professional Services 0.0%†
KAR Auction Services Inc., Tranche B-3 Term Loans, 4.50%, 3/09/23	United States	91,257	92,411

Consumer Services 0.1%
Aristocrat Technologies Inc., Tranche B-2 Loans, 3.406%, 10/20/21	United States	16,979	17,145
[f] Caesars Entertainment Operating Co. LLC., Term B Loans, 5.75%, 8/31/24	United States	15,167	15,085
[f] Greektown Holdings LLC, Initial Term Loan, 6.00%, 4/25/24	United States	31,122	31,193
Prime Security Services Borrower LLC, 2016-2 Refinancing Term B-1 Loan, 4.25%, 5/02/22	United States	99,203	100,328

			163,751

Diversified Financials 0.0%†
First Eagle Investment Management LLC, Initial Term Loans, 4.656%, 12/01/22	United States	46,333	46,579
Russell Investments US Institutional Holdco Inc., Initial Term Loan, 6.75%, 6/01/23	United States	34,911	35,261

			81,840

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)

	Country	Principal Amount*	Value

[d,e] Senior Floating Rate Interests (continued)
Energy 0.2%
Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.75%, 8/14/20	United States	196,065	$190,837
[f] Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	404,913	396,308
McDermott Finance LLC, Term Loan, 8.397%, 4/16/19	United States	10,050	10,207

			597,352

Food, Beverage & Tobacco 0.0%†
JBS USA LUX SA, New Initial Term Loans, 3.483%, 10/30/22	Brazil	21,300	21,403
Pinnacle Foods Finance LLC, Initial Term Loans, 2.983%, 2/03/24	United States	17,532	17,663

			39,066

Health Care Equipment & Services 0.0%†
Carestream Health Inc., Term Loan, 5.147%, 6/07/19	United States	66,912	66,514

Household & Personal Products 0.1%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	359,062	347,392
Spectrum Brands Inc., Term Loans, 2.852% - 3.486%, 6/23/22	United States	3,705	3,740

			351,132

Materials 0.2%
Chemours Co., Tranche B-1 US Term Loans, 3.49%, 5/12/22	United States	207,953	209,350
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	56,195	56,512
[f] FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	Australia	140,743	141,782
OCI Beaumont LLC, Term B-3 Loan, 8.025%, 8/20/19	United States	124,626	128,520

			536,164

Media 0.2%
Altice US Finance I Corp., March 2017 Refinancing TL Commitments, 3.241%, 7/28/25	United States	25,126	25,132
AMC Entertainment Holdings Inc.,
2016 Incremental Term Commitments, 3.742%, 12/15/23	United States	9,766	9,848
Initial Term Loans, 3.744%, 12/15/22	United States	15,240	15,348
Charter Communications Operating LLC (CCO Safari), Term Loan A-1, 2.75%, 5/18/21	United States	133,000	133,047
CSC Holdings LLC, March 2017 Incremental Term Loans, 3.244%, 7/17/25	United States	121,086	121,171
Lions Gate Entertainment Corp., Term A Loan, 3.482%, 12/08/21	United States	67,100	67,478
Live Nation Entertainment Inc., Term B-2 Loans, 3.50%, 10/31/23	United States	9,742	9,819
UPC Financing Partnership, Facility AP, 3.744%, 4/15/25	United States	30,895	31,046

			412,889

Pharmaceuticals, Biotechnology & Life Sciences 0.2%[f]
[f] Endo Luxembourg Finance Co. I S.A.R.L and Endo LLC, Initial Term Loans, 7.25%, 4/27/24	United States	198,748	200,021
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.195%, 1/31/25	United States	197,579	198,444
RPI Finance Trust, Term A-2 Term Loan, 3.397%, 10/14/20	United States	37,207	37,276
Valeant Pharmaceuticals International Inc., Series F Tranche B Term Loan, 5.74%, 4/01/22	United States	145,109	146,032

			581,773

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)

	Country	Principal Amount*			Value
[d,e] Senior Floating Rate Interests (continued)
Retailing 0.2%
Ascena Retail Group Inc., Tranche B Term Loan, 5.50%, 8/21/22	United States	230,352			$208,756
Dollar Tree Inc., Term A-1 Loans, 2.75%, 7/06/20	United States	69,598			69,402
[f] PetSmart Inc., Tranche B-2 Loans, 4.02%, 3/11/22	United States	200,798			185,362

					463,520

Semiconductors & Semiconductor Equipment 0.2%
MACOM Technology Solutions Holdings Inc., Initial Term Loans, 3.989%, 5/07/21	United States	120,690			122,500
MKS Instruments Inc., Tranche B-2 Term Loans, 3.743%, 5/01/23	United States	49,260			49,845
ON Semiconductor Corp., 2017 Replacement Term Loans, 3.243%, 3/31/23	United States	230,406			232,011

					404,356

Software & Services 0.1%
Global Payments Inc., Delayed Draw Term Loan (A-2), 3.196%, 10/31/21	United States	139,877			140,139
Rackspace Hosting Inc., 2016 Refinancing Term B Loan, 4.535%, 11/03/23	United States	48,832			49,234

					189,373

Technology Hardware & Equipment 0.1%
Ciena Corp., Refinancing Term Loan, 3.493%, 1/28/22	United States	26,241			26,454
Dell International LLC, Term A-3 Loan, 3.00%, 12/31/18	United States	104,098			104,369
Western Digital Corp., US Term B-2 Loan, 3.743%, 4/29/23	United States	66,991			67,611
Zebra Technologies Corp., Second Amendment Refinancing Term Loan, 3.60%, 10/27/21	United States	46,719			47,230

					245,664

Telecommunication Services 0.0%†
Consolidated Communications Inc., Initial Term Loan, 4.00%, 10/05/23	United States	24,445			24,653
Global Tel*Link Corp., Term Loan, 5.00%, 5/23/20	United States	26,655			26,655

					51,308

Transportation 0.1%
Air Canada, Term Loan, 3.90%, 10/06/23	Canada	6,423			6,474
Navios Maritime Midstream Partners LP and Navios Maritime Midstream Partners Finance (US) Inc., Term Loan, 5.66%, 6/18/20	Marshall Islands	85,486			85,486
United Air Lines Inc., Class B Term Loans, 3.422%, 4/01/24	United States	32,482			32,619
XPO Logistics Inc., Loans, 3.405%, 11/01/21	United States	89,706			90,188

					214,767

Utilities 0.1%
EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.65%, 6/28/23	United States	15,864			16,003
NRG Energy Inc., Term Loans, 3.243%, 6/30/23	United States	119,100			119,757

					135,760

Total Senior Floating Rate Interests (Cost $4,926,263)					4,964,334

Foreign Government and Agency Securities 9.6%
Government of Hungary, senior note, 6.375%, 3/29/21	Hungary	620,000			701,933
Government of Indonesia, senior bond, FR53, 8.25%, 7/15/21	Indonesia	58,500,000,000		IDR	4,634,703
Government of Malaysia, senior note, 3.58%, 9/28/18	Malaysia	7,650,000		MYR	1,770,620
Government of Mexico,	Mexico	1,124,000	[g]	MXN	5,841,905
M, 4.75%, 6/14/18
senior note, M, 5.00%, 6/15/17	Mexico	750,000	[g]	MXN	3,978,356

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNDAUDITED)

Franklin Real Return Fund (continued)

	Country	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Nota Do Tesouro Nacional,
10.00%, 1/01/21	Brazil	17,200	[h]	BRL	$5,433,831
[i]Index Linked, 6.00%, 8/15/18	Brazil	1,270	[h]	BRL	1,211,257

Total Foreign Government and Agency Securities (Cost $22,950,368)					23,572,605

U.S. Government and Agency Securities 61.4%
[j] U.S. Treasury Note,
Index Linked, 2.625%, 7/15/17	United States	15,278,216			15,405,835
Index Linked, 1.625%, 1/15/18	United States	33,717,748			34,199,810
Index Linked, 1.375%, 7/15/18	United States	982,714			1,008,863
Index Linked, 2.125%, 1/15/19	United States	38,573,113			40,312,644
Index Linked, 0.125%, 4/15/19	United States	22,037,602			22,241,538
Index Linked, 1.875%, 7/15/19	United States	23,956,405			25,304,001
Index Linked, 1.375%, 1/15/20	United States	2,365,420			2,480,808
Index Linked, 0.125%, 4/15/20	United States	9,881,202			9,997,751

Total U.S. Government and Agency Securities (Cost $150,677,923)					150,951,250

Total Investments before Short Term Investments (Cost $223,539,938)					232,084,742

Short Term Investments (Cost $13,070,414) 5.3%
Repurchase Agreements 5.3%
[k]Joint Repurchase Agreement, 0.797%, 5/01/17
(Maturity Value $13,071,282)
BNP Paribas Securities Corp. (Maturity Value $5,253,871)
Deutsche Bank Securities Inc. (Maturity Value $593,436)
HSBC Securities (USA) Inc. (Maturity Value $5,253,871)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,970,104)
Collateralized by U.S. Government Agency Securities, 0.75% - 2.375%, 4/09/18 - 4/05/22; [l]U.S. Treasury Bill, 6/08/17 - 11/09/17; U.S. Treasury Note, 0.75% - 2.125%, 7/15/19 - 8/15/21; and U.S. Treasury Note, Index Linked, 0.125%, 4/15/19 (valued at $13,341,278)	United States	13,070,414			13,070,414

Total Investments (Cost $236,610,352) 99.7%					245,155,156
Other Assets, less Liabilities 0.3%					708,736

Net Assets 100.0%					$245,863,892

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNDAUDITED)

Franklin Real Return Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2017, the aggregate value of these securities was $3,408,812, representing 1.4% of net assets.

dThe coupon rate shown represents the rate at period end.

eSee Note 1(h) regarding senior floating rate interests.

fA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

gPrincipal amount is stated in 100 Mexican Peso Units.

hPrincipal amount is stated in 1,000 Brazilian Real Units.

iRedemption price at maturity is adjusted for inflation. See Note 1(j).

jPrincipal amount of security is adjusted for inflation. See Note 1(j).

kSee Note 1(c) regarding joint repurchase agreement.

lThe security was issued on a discount basis with no stated coupon rate.

At April 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Chilean Peso	DBAB	Buy	328,810,000	$487,849	5/18/17	$ 4,778	$ —
Euro	DBAB	Buy	3,072,361	3,257,225	5/18/17	93,029	—
Euro	DBAB	Sell	3,072,361	3,448,664	5/18/17	98,409	—
Euro	JPHQ	Buy	1,150,100	1,218,979	5/18/17	35,146	—
Euro	JPHQ	Sell	1,150,100	1,276,369	5/18/17	22,244	—
Total Forward Exchange Contracts						$253,606	$ —
Net unrealized appreciation (depreciation)						$253,606

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 90.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities

April 30, 2017 (unaudited)

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,842,914,522	$1,980,676,373	$1,615,373,445	$219,566,358
Cost - Controlled affiliates (Note 3f)	17,998,125	—	—	—
Cost - Non-controlled affiliates (Note 3f)	314,587,427	118,070,432	39,182,790	3,973,580
Cost - Repurchase agreements	—	8,702,266	—	13,070,414

Total cost of investments	$3,175,500,074	$2,107,449,071	$1,654,556,235	$236,610,352

Value - Unaffiliated issuers	$3,127,349,827	$2,244,684,176	$2,104,567,438	$227,905,842
Value - Controlled affiliates (Note 3f)	18,262,500	—	—	—
Value - Non-controlled affiliates (Note 3f)	314,587,427	118,070,432	39,182,790	4,178,900
Value - Repurchase agreements	—	8,702,266	—	13,070,414

Total value of investments	3,460,199,754	2,371,456,874	2,143,750,228	245,155,156
Cash	—	—	—	912
Restricted Cash (Note 1f)	—	—	—	230,000
Foreign currency, at value (cost $—, $—, $— and $77,334, respectively)	—	—	—	77,392
Receivables:
Investment securities sold	61,247,549	—	9,013,988	—
Capital shares sold	5,567,000	6,153,969	2,501,212	364,434
Dividends and interest	17,588,170	6,930,786	3,075,401	1,324,849
Affiliates	—	—	—	50,390
Unrealized appreciation on OTC forward exchange contracts	—	—	—	253,606
Other assets	2,845	1,842	1,770	203

Total assets	3,544,605,318	2,384,543,471	2,158,342,599	247,456,942

Liabilities:
Payables:
Investment securities purchased	29,074,298	24,000,000	2,198,889	314,283
Capital shares redeemed	7,313,218	4,540,083	4,393,594	797,163
Management fees	1,735,292	872,665	817,187	81,387
Distribution fees	1,087,997	392,447	579,301	53,981
Transfer agent fees	570,695	443,646	405,355	38,774
Trustees’ fees and expenses	1,411	1,075	1,321	229
Distributions to shareholders	—	—	—	12,741
Funds advanced by custodian.	190,468	—	—	—
Options written, at value (premiums received $210,400, $—, $— and $—, respectively)	25,000	—	—	—
Due to brokers	—	—	—	230,000
Deferred tax	—	—	—	19,529
Accrued expenses and other liabilities	261,807	144,629	145,964	44,963

Total liabilities	40,260,186	30,394,545	8,541,611	1,593,050

Net assets, at value	$3,504,345,132	$2,354,148,926	$2,149,800,988	$245,863,892

Net assets consist of:
Paid-in capital	$3,200,566,587	$2,031,834,953	$1,613,552,854	$268,163,766
Distributions in excess of net investment income	(13,590,101)	(30,653,721)	(5,258,125)	(2,523,465)
Net unrealized appreciation (depreciation)	284,873,966	264,007,803	489,174,612	8,785,902
Accumulated net realized gain (loss)	32,494,680	88,959,891	52,331,647	(28,562,311)

Net assets, at value	$3,504,345,132	$2,354,148,926	$2,149,800,988	$245,863,892

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2017 (unaudited)

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Class A:
Net assets, at value	$2,633,336,723	$745,900,612	$1,742,039,324	$161,407,573

Shares outstanding	219,099,176	38,874,415	74,035,908	15,848,199

Net asset value per share[a]	$12.02	$19.19	$23.53	$10.18

Maximum offering price per share (net asset value pershare ÷ 94.25%, 94.25%, 94.25% and 95.75%,respectively)	$12.75	$20.36	$24.97	$10.63

Class C:
Net assets, at value	$663,321,659	$301,021,752	$271,577,917	$38,617,224

Shares outstanding	55,674,471	15,921,220	11,635,810	3,829,889

Net asset value and maximum offering price per share[a]	$11.91	$18.91	$23.34	$10.08

Class R:
Net assets, at value	$5,179,426		$7,282,308

Shares outstanding	429,919		309,588

Net asset value and maximum offering price per share	$12.05		$23.52

Class R6:
Net assets, at value	$607,767	$11,705,964	$11,544,444	$6,005,873

Shares outstanding	50,466	606,714	489,698	586,435

Net asset value and maximum offering price per share	$12.04	$19.29	$23.57	$10.24

Advisor Class:
Net assets, at value	$201,899,557	$1,295,520,598	$117,356,995	$39,833,222

Shares outstanding	16,764,460	67,504,471	4,979,582	3,895,550

Net asset value and maximum offering price per share	$12.04	$19.19	$23.57	$10.23

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended April 30, 2017 (unaudited)

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Investment income:
Dividends:
Unaffiliated issuers	$ 30,488,644	$ 12,645,067	$ 28,193,757	$ 695,337
Controlled affiliates (Note 3f)	233,907	—	—	—
Non-controlled affiliates (Note 3f)	200,023	86,058	37,356	188,018
Interest	26,336,407	10,912,337	—	943,533
Inflation principal adjustments	—	—	—	1,601,611

Total investment income	57,258,981	23,643,462	28,231,113	3,428,499

Expenses:
Management fees (Note 3a)	10,766,473	5,162,479	4,956,752	759,295
Distribution fees: (Note 3c)
Class A	3,228,819	922,953	2,171,998	203,670
Class C	3,265,689	1,458,209	1,342,455	128,062
Class R	12,014	—	17,146	—
Transfer agent fees: (Note 3e)
Class A	1,418,651	453,529	1,085,149	143,607
Class C	358,087	179,041	167,693	34,694
Class R	2,647	—	4,423	—
Class R6	89	360	132	85
Advisor Class	92,753	711,632	61,686	32,904
Custodian fees (Note 4)	17,163	8,746	10,772	8,113
Reports to shareholders	163,295	91,300	120,403	19,682
Registration and filing fees	142,905	73,576	83,379	33,295
Professional fees	33,169	28,465	29,230	21,638
Trustees’ fees and expenses	17,932	11,655	11,741	1,419
Other	36,577	21,221	22,095	10,798

Total expenses	19,556,263	9,123,166	10,085,054	1,397,262
Expense reductions (Note 4)	(973)	(593)	(447)	(81)
Expenses waived/paid by affiliates (Note 3f and 3g)	(357,457)	(170,694)	(95,084)	(280,133)

Net expenses	19,197,833	8,951,879	9,989,523	1,117,048

Net investment income	38,061,148	14,691,583	18,241,590	2,311,451

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	39,079,578	88,851,626	52,307,676	(1,708,141)
Written options	3,741,673	—	72,846	—
Foreign currency transactions	(14,553)	—	(43,548)	(34,480)

Net realized gain (loss)	42,806,698	88,851,626	52,336,974	(1,742,621)

Net change in unrealized appreciation (depreciation) on:
Investments	123,266,424	83,094,574	131,099,904	1,714,012
Translation of other assets and liabilities denominated in foreign currencies	(1,719)	—	(569)	204,204
Written options	465,321	—	—	—
Change in deferred taxes on unrealized appreciation	—	—	—	(528)

Net change in unrealized appreciation (depreciation)	123,730,026	83,094,574	131,099,335	1,917,688

Net realized and unrealized gain (loss)	166,536,724	171,946,200	183,436,309	175,067

Net increase (decrease) in net assets resulting from operations	$204,597,872	$186,637,783	$201,677,899	$2,486,518

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Balanced Fund		Franklin Convertible Securities Fund
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$38,061,148	$78,519,243	$14,691,583	$29,650,370
Net realized gain (loss)	42,806,698	70,229,504	88,851,626	70,272,718
Net change in unrealized appreciation (depreciation)	123,730,026	22,673,744	83,094,574	35,403,730

Net increase (decrease) in net assets resulting from operations	204,597,872	171,422,491	186,637,783	135,326,818

Distributions to shareholders from:
Net investment income:
Class A	(39,266,813)	(79,181,917)	(10,424,839)	(21,449,948)
Class C	(7,576,230)	(15,011,956)	(3,061,268)	(6,322,161)
Class R	(66,862)	(131,468)	—	—
Class R6	(6,106)	(8,352)	(147,853)	(89,054)
Advisor Class	(2,778,713)	(2,775,337)	(17,422,934)	(28,889,795)
Net realized gains:
Class A	(36,628,714)	(196,452)	(13,914,557)	(15,784,677)
Class C	(9,315,546)	(49,077)	(5,462,741)	(6,225,597)
Class R	(65,313)	(340)	—	—
Class R6	(3,395)	(18)	(160,359)	(98)
Advisor Class	(2,130,727)	(10,279)	(20,367,792)	(15,633,159)

Total distributions to shareholders	(97,838,419)	(97,365,196)	(70,962,343)	(94,394,489)

Capital share transactions: (Note 2)
Class A	19,439,762	102,305,345	(60,834,497)	(54,566,518)
Class C	12,920,859	53,175,745	(7,085,443)	(21,791,985)
Class R	547,749	(287,996)	—	—
Class R6	364,124	5,265	3,953,303	6,867,487
Advisor Class	58,918,267	81,786,363	153,348,732	148,171,070

Total capital share transactions	92,190,761	236,984,722	89,382,095	78,680,054

Net increase (decrease) in net assets .	198,950,214	311,042,017	205,057,535	119,612,383
Net assets:
Beginning of period	3,305,394,918	2,994,352,901	2,149,091,391	2,029,479,008

End of period	$3,504,345,132	$3,305,394,918	$2,354,148,926	$2,149,091,391

Distributions in excess of net investment income included in net assets:
End of period	$(13,590,101)	$(1,700,359)	$(30,653,721)	$(14,288,410)

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Equity Income Fund		Franklin Real Return Fund
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$18,241,590	$42,110,358	$2,311,451	$2,879,106
Net realized gain (loss)	52,336,974	94,010,493	(1,742,621)	(17,568,660)
Net change in unrealized appreciation (depreciation)	131,099,335	(69,788,269)	1,917,688	20,787,529

Net increase (decrease) in net assets resulting from operations	201,677,899	66,332,582	2,486,518	6,097,975

Distributions to shareholders from:
Net investment income:
Class A	(21,831,977)	(47,097,269)	(139,432)	(1,562,108)
Class C	(2,420,028)	(5,251,049)	—	(215,455)
Class R	(82,033)	(152,076)	—	—
Class R6	(155,792)	(180,060)	(17,050)	(21,887)
Advisor Class	(1,349,299)	(1,422,902)	(85,725)	(429,016)
Net realized gains:
Class A	(66,065,657)	(46,499,582)	—	—
Class C	(10,179,945)	(6,537,589)	—	—
Class R	(270,558)	(161,343)	—	—
Class R6	(407,606)	(149)	—	—
Advisor Class	(3,358,230)	(889,611)	—	—
Tax return of capital:
Class A	—	—	—	(243,513)
Class C	—	—	—	(62,428)
Class R6	—	—	—	(3,525)
Advisor Class	—	—	—	(50,006)

Total distributions to shareholders	(106,121,125)	(108,191,630)	(242,207)	(2,587,938)

Capital share transactions: (Note 2)
Class A	(37,228,941)	(53,673,051)	(1,678,521)	(26,641,058)
Class C	2,516,798	12,513,162	(1,271,732)	(9,129,554)
Class R	579,755	252,727	—	—
Class R6	513,291	9,967,087	623,310	3,570,373
Advisor Class	32,642,150	46,433,315	4,296,185	(2,973,664)

Total capital share transactions	(976,947)	15,493,240	1,969,242	(35,173,903)

Net increase (decrease) in net assets .	94,579,827	(26,365,808)	4,213,553	(31,663,866)
Net assets:
Beginning of period	2,055,221,161	2,081,586,969	241,650,339	273,314,205

End of period	$2,149,800,988	$2,055,221,161	$245,863,892	$241,650,339

Undistributed net investment income included in net assets:
End of period	$—	$2,339,414	$—	$—

Distributions in excess of net investment income included in net assets:
End of period	$(5,258,125)	$—	$(2,523,465)	$(4,592,709)

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FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Balanced Fund
Franklin Equity Income Fund

Class A, Class C, Class R6 & Advisor Class
Franklin Convertible Securities Fund
Franklin Real Return Fund

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

c.  Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at period end, as indicated in the Statements of Investments, had been entered into on April 28, 2017.

d.  Securities Purchased on a Delayed Delivery Basis

Certain or all Funds purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e.  Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement. At April 30, 2017, Franklin Real Return Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting Policies (continued)

e.  Derivative Financial Instruments (continued)

with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

f.  Restricted Cash

At April 30, 2017, certain or all Funds held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statements of Assets and Liabilities.

g.  Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

h.  Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

i.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2017, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statements of Operations.

k.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on

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1.  Organization and Significant Accounting Policies (continued)

l.  Guarantees and Indemnifications (continued)

behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At April 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Balanced Fund		Franklin Convertible Securities Fund

	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2017
Shares sold	25,133,296	$299,639,478	4,811,945	$89,266,227
Shares issued in reinvestment of distributions	6,251,164	74,202,629	1,282,223	23,132,849
Shares redeemed	(29,754,455)	(354,402,345)	(9,366,391)	(173,233,573)

Net increase (decrease)	1,630,005	$19,439,762	(3,272,223)	$(60,834,497)

Year ended October 31, 2016
Shares sold	59,288,525	$669,112,660	9,476,768	$168,154,565
Shares issued in reinvestment of distributions	6,894,113	77,791,246	2,018,714	35,174,653
Shares redeemed	(56,715,686)	(644,598,561)	(14,805,915)	(257,895,736)

Net increase (decrease)	9,466,952	$102,305,345	(3,310,433)	$(54,566,518)

Class C Shares:
Six Months ended April 30, 2017
Shares sold	6,376,588	$75,309,891	1,240,300	$22,622,246
Shares issued in reinvestment of distributions	1,331,012	15,657,733	391,944	6,969,905
Shares redeemed	(6,602,559)	(78,046,765)	(2,012,064)	(36,677,594)

Net increase (decrease)	1,105,041	$12,920,859	(379,820)	$(7,085,443)

Year ended October 31, 2016
Shares sold	17,111,710	$191,037,224	1,949,088	$33,909,433
Shares issued in reinvestment of distributions	1,240,417	13,880,631	589,732	10,122,973
Shares redeemed	(13,610,128)	(151,742,110)	(3,808,818)	(65,824,391)

Net increase (decrease)	4,741,999	$53,175,745	(1,269,998)	$(21,791,985)

Class R Shares:
Six Months ended April 30, 2017
Shares sold	68,709	$821,286
Shares issued in reinvestment of distributions	11,106	132,176
Shares redeemed	(33,882)	(405,713)

Net increase (decrease)	45,933	$547,749

Year ended October 31, 2016
Shares sold	132,632	$1,496,201
Shares issued in reinvestment of distributions	11,661	131,808
Shares redeemed	(171,599)	(1,916,005)

Net increase (decrease)	(27,306)	$(287,996)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Balanced Fund		Franklin Convertible Securities Fund

	Shares	Amount	Shares	Amount
Class R6 Shares:
Six Months ended April 30, 2017
Shares sold	29,716	$355,237	255,574	$4,701,653
Shares issued in reinvestment of distributions	797	9,500	16,962	308,064
Shares redeemed	(51)	(613)	(56,009)	(1,056,414)

Net increase (decrease)	30,462	$364,124	216,527	$3,953,303

Year ended October 31, 2016
Shares sold	3,047	$34,245	788,664	$13,994,019
Shares issued in reinvestment of distributions	740	8,369	4,845	88,899
Shares redeemed	(3,180)	(37,349)	(403,594)	(7,215,431)

Net increase (decrease)	607	$5,265	389,915	$6,867,487

Advisor Class Shares:
Six Months ended April 30, 2017
Shares sold	9,400,656	$112,150,660	15,042,282	$278,761,941
Shares issued in reinvestment of distributions	365,816	4,354,164	1,894,301	34,195,606
Shares redeemed	(4,838,898)	(57,586,557)	(8,660,608)	(159,608,815)

Net increase (decrease)	4,927,574	$58,918,267	8,275,975	$153,348,732

Year ended October 31, 2016
Shares sold	14,391,414	$167,114,896	44,182,146	$748,163,852
Shares issued in reinvestment of distributions	204,315	2,323,814	2,236,760	39,111,889
Shares redeemed	(7,564,701)	(87,652,347)	(37,152,701)	(639,104,671)

Net increase (decrease)	7,031,028	$81,786,363	9,266,205	$148,171,070

	Franklin Equity Income Fund		Franklin Real Return Fund

	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2017
Shares sold	5,184,824	$120,232,937	2,330,684	$23,661,490
Shares issued in reinvestment of distributions	3,751,533	86,001,149	13,373	136,140
Shares redeemed	(10,502,097)	(243,463,027)	(2,506,897)	(25,476,151)

Net increase (decrease)	(1,565,740)	$(37,228,941)	(162,840)	$(1,678,521)

Year ended October 31, 2016
Shares sold	10,955,507	$240,824,766	2,920,637	$28,866,525
Shares issued in reinvestment of distributions	4,189,138	91,549,334	182,566	1,756,283
Shares redeemed	(17,422,052)	(386,047,151)	(5,823,642)	(57,263,866)

Net increase (decrease)	(2,277,407)	$(53,673,051)	(2,720,439)	$(26,641,058)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Equity Income Fund		Franklin Real Return Fund

	Shares	Amount	Shares	Amount
Class C Shares:
Six Months ended April 30, 2017
Shares sold	1,097,405	$25,270,791	531,448	$5,349,112
Shares issued in reinvestment of distributions	525,160	11,957,583	—	—
Shares redeemed	(1,506,065)	(34,711,576)	(658,289)	(6,620,844)

Net increase (decrease)	116,500	$2,516,798	(126,841)	$(1,271,732)

Year ended October 31, 2016
Shares sold	2,665,652	$58,334,909	625,724	$6,130,419
Shares issued in reinvestment of distributions	516,181	11,198,526	28,218	269,761
Shares redeemed	(2,617,595)	(57,020,273)	(1,591,824)	(15,529,734)

Net increase (decrease)	564,238	$12,513,162	(937,882)	$(9,129,554)

Class R Shares:
Six Months ended April 30, 2017
Shares sold	45,635	$1,060,416
Shares issued in reinvestment of distributions	13,383	306,848
Shares redeemed	(33,739)	(787,509)

Net increase (decrease)	25,279	$579,755

Year ended October 31, 2016
Shares sold	83,578	$1,810,529
Shares issued in reinvestment of distributions	12,662	276,699
Shares redeemed	(84,438)	(1,834,501)

Net increase (decrease)	11,802	$252,727

Class R6 Shares:
Six Months ended April 30, 2017
Shares sold	133,844	$3,106,525	197,797	$2,015,177
Shares issued in reinvestment of distributions	349	8,012	989	10,122
Shares redeemed	(112,032)	(2,601,246)	(137,285)	(1,401,989)

Net increase (decrease)	22,161	$513,291	61,501	$623,310

Year ended October 31, 2016
Shares sold	537,262	$11,541,244	414,897	$4,196,219
Shares issued in reinvestment of distributions	84	1,876	9	93
Shares redeemed	(70,059)	(1,576,033)	(63,409)	(625,939)

Net increase (decrease)	467,287	$9,967,087	351,497	$3,570,373

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Equity Income Fund		Franklin Real Return Fund

	Shares	Amount	Shares	Amount
Advisor Class Shares:
Six Months ended April 30, 2017
Shares sold	2,600,993	$60,295,727	1,150,282	$11,758,592
Shares issued in reinvestment of distributions	192,701	4,427,807	8,141	83,204
Shares redeemed	(1,383,396)	(32,081,384)	(739,148)	(7,545,611)

Net increase (decrease)	1,410,298	$32,642,150	419,275	$4,296,185

Year ended October 31, 2016
Shares sold	4,153,049	$93,471,028	1,852,276	$18,341,311
Shares issued in reinvestment of distributions	95,903	2,107,308	47,451	457,432
Shares redeemed	(2,181,835)	(49,145,021)	(2,214,965)	(21,772,407)

Net increase (decrease)	2,067,117	$46,433,315	(315,238)	$(2,973,664)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $250 million
0.675%	Over $250 million, up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.625%	Over $1 billion, up to and including $2.5 billion
0.600%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.525%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates (continued)

a.  Management Fees (continued)

Franklin Convertible Securities Fund and Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the period ended April 30, 2017, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
0.631%	0.469%	0.466%	0.625%

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Reimbursement Plans:
Class A	0.35%	0.25%	0.25%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	0.65%
Class R	0.50%	—	0.50%	—

For Franklin Balanced Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$708,129	$88,052	$281,283	$21,580
CDSC retained	$ 44,483	$10,101	$ 10,866	$ 4,410

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Transfer agent fees	$621,025	$407,879	$478,366	$89,919

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended April 30, 2017, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	%of Affiliated Fund Shares Outstanding Held at End of Period
Franklin Balanced Fund
Controlled Affiliates
Franklin Liberty Investment Grade
Corporate ETF	—	750,000	—	750,000	$18,262,500	$233,907	$—	32.6%

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio, 0.37%	120,863,963	576,549,575	(382,826,111)	314,587,427	$314,587,427	$200,023	$—	1.6%

Total					$332,849,927	$433,930	$—

Franklin Convertible Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.37%	98,515,365	182,180,531	(162,625,464)	118,070,432	$118,070,432	$86,058	$—	0.6%

Franklin Equity Income Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.37%	50,191,472	197,665,543	(208,674,225)	39,182,790	$39,182,790	$37,356	$—	0.2%

Franklin Real Return Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	280,073	12,211	—	292,284	$3,083,593	$145,517	$—	1.0%
Franklin Middle Tier Floating Rate Fund	105,222	3,655	—	108,877	1,095,307	42,501	—	0.4%

Total					$4,178,900	$188,018	$—

g.  Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Real Return Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, and Advisor Class of the Fund do not exceed 0.65%, and Class R6 does not exceed 0.49% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to March 1, 2017, expenses for Class R6 were limited to 0.50%.

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Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 28, 2018. For Franklin Convertible Securities Fund and Franklin Equity Income Fund, there were no Class R6 transfer agent fees waived during the period ended April 30, 2017.

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2017, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2016, the capital loss carryforwards were as follows:

Franklin Real Return Fund
Capital loss carryforwards subject to expiration:
2017	$ 1,207,907
2018	1,206,586
Capital loss carryforwards not subject to expiration:
Short term	842,781
Long term	23,558,304

Total capital loss carryforwards	$26,815,578

At April 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Cost of investments	$3,187,831,006	$2,134,732,708	$1,654,730,289	$241,141,426

Unrealized appreciation	$ 342,167,402	$ 379,993,731	$ 526,261,867	$ 14,536,311
Unrealized depreciation	(69,798,654)	(143,269,565)	(37,241,928)	(10,522,581)
Net unrealized appreciation (depreciation)	$ 272,368,748	$ 236,724,166	$ 489,019,939	$ 4,013,730

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2017, were as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Purchases	$385,479,561	$300,488,159	$261,999,255	$61,252,254
Sales	$547,156,583	$274,447,702	$315,644,034	$53,679,050

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6.  Investment Transactions (continued)

Transactions in options written during the period ended April 30, 2017, were as follows:

	Number of Contracts	Premiums
Franklin Balanced Fund
Options outstanding at October 31, 2016	44,478	$2,871,309
Options written	20,275	3,307,441
Options expired	(21,525)	(1,992,485)
Options exercised	(17,750)	(1,226,378)
Options closed	(20,478)	(2,749,487)
Options outstanding at April 30, 2017	5,000	$210,400

Franklin Equity Income Fund
Options outstanding at October 31, 2016	—	$—
Options written	1,600	72,846
Options expired	(1,600)	(72,846)
Options exercised	—	—
Options closed	—	—
Options outstanding at April 30, 2017	—	$—

See Notes 1(e) and 8 regarding derivative financial instruments and other derivative information, respectively.

7.  Credit Risk

At April 30, 2017, Franklin Balanced Fund, Franklin Convertible Securities Fund and Franklin Real Return Fund had 11.4%, 58.0% and 9.9%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.  Other Derivative Information

At April 30, 2017, the Funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Franklin Balanced Fund
Equity contracts	Investments in securities, at value	$100,000[a]	Options written, at value	$25,000

Franklin Real Return Fund
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$253,606	Unrealized depreciation on OTC forward exchange contracts	$ —

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended April 30, 2017, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period	Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Franklin Balanced Fund
Equity contracts	Investments	$(2,400,750)[a]	Investments	$(743,012)[a]
	Written options	3,741,673	Written options	465,321

Franklin Equity Income Fund
Equity contracts	Written options	$72,846	Written options	$—

Franklin Real
Return Fund
Foreign exchange contracts	Foreign currency transactions	$—	Translation of other assets and liabilities denominated in foreign currencies	$198,982	[b]

a Purchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statements of Operations.

For the period ended April 30, 2017, the average month end fair value of derivatives, as a percentage of average month end net assets, and the average month end number of open derivative contracts for the period were as follows:

	Franklin Balanced Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Average month end fair value of derivatives	0.1%	0.0%[a]	0.1%
Average month end number of open derivatives	5	—[b]	4

aRounds to less than 0.1%.

bRounds to less than 1.

See Note 1(e) regarding derivative financial instruments.

9.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2017, the Funds did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2017, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Franklin Balanced Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$1,721,315,743	$—	$—		$1,721,315,743
Equity-Linked Securities	—	283,755,983	—		283,755,983
Convertible Bonds	—	17,868,750	—		17,868,750
Corporate Bonds	—	1,122,571,851	—		1,122,571,851
Options Purchased	100,000	—	—		100,000
Short Term Investments	314,587,427	—	—		314,587,427
Total Investments in Securities	$2,036,003,170	$1,424,196,584	$—		$3,460,199,754

Liabilities:
Other Financial Instruments:
Options Written	$25,000	$—	$—		$25,000

Franklin Convertible Securities Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Staples	$41,610,000	$50,590,470	$—		$92,200,470
Energy	22,285,809	7,979,160	—		30,264,969
Information Technology	—	51,605,625	—		51,605,625
All Other Equity Investments[b]	430,322,570	—	—		430,322,570
Convertible Bonds	—	1,640,290,542	—		1,640,290,542
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	118,070,432	8,702,266	—		126,772,698
Total Investments in Securities	$612,288,811	$1,759,168,063	$—		$2,371,456,874

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Level 1	Level 2	Level 3	Total
Franklin Equity Income Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$1,944,850,772	$—	$—	$1,944,850,772
Equity-Linked Securities	—	159,716,666	—	159,716,666
Short Term Investments	39,182,790	—	—	39,182,790
Total Investments in Securities	$1,984,033,562	$159,716,666	$—	$2,143,750,228

Franklin Real Return Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$42,656,900	$—	$—	$42,656,900
Corporate Bonds	—	9,939,653	—	9,939,653
Senior Floating Rate Interests	—	4,964,334	—	4,964,334
Foreign Government and Agency Securities	—	23,572,605	—	23,572,605
U.S. Government and Agency Securities	—	150,951,250	—	150,951,250
Short Term Investments	—	13,070,414	—	13,070,414
Total Investments in Securities	$42,656,900	$202,498,256	$—	$245,155,156

Other Financial Instruments:
Forward Exchange Contracts	$—	$253,606	$—	$253,606

aIncludes common, preferred, convertible preferred stocks and management investment companies.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at April 30, 2017.

11.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

12.  Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

13.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Counterparty		Currency		Selected Portfolio
DBAB	Deutsche Bank AG	BRL	Brazilian Real	ADR	American Depositary Receipt
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah	ETF	Exchange Traded Fund
		MXN	Mexican Peso	FRN	Floating Rate Note
		MYR	Malaysian Ringgit	REIT	Real Estate Investment Trust
				SPDR	S&P Depositary Receipt

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN INVESTORS SECURITIES TRUST

Franklin Balanced Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Real Return Fund

(each a Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of Franklin Investors Securities Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of

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each Fund over various time periods ended December 31, 2016. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Balanced Fund - The Performance Universe for this Fund included the Fund and all retail and institutional mixed-asset target allocation moderate funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Convertible Securities Fund - The Performance Universe for this Fund included the Fund and all retail and institutional convertible securities funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Equity Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional equity income funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. In discussing such performance, management explained that it reflected the Fund’s long-standing strategy of investing in securities with yields higher than the overall market and Broadridge peers. Given the Fund’s income-oriented investment objective and consistently good comparative income returns, the Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted the changes in the Fund’s portfolio management team in 2015 and that the Fund’s annualized total return for each of the one-, three-, five- and 10-year periods, while below the median, exceeded 4.9%.

Franklin Real Return Fund - The Performance Universe for this Fund included the Fund and all retail and institutional inflation-protected bond funds. The Board noted that the Fund’s annualized income return for the one-year period was below the median of its Performance Universe, but for the three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was above the median of its Performance Universe, but for the three-, five-and 10-year periods was below the median of its Performance Universe. In discussing such performance, management explained that the Performance Universe contained many funds that invested primarily in treasury inflation protected securities (TIPS) and held longer term TIPS that performed better during such periods than the Fund’s portfolio, which had a lesser weighting in TIPS with those being held of a shorter duration. Management further explained that the Fund is positioned correctly to protect investors from a rise in inflation. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was acceptable.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund, in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a

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description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Balanced Fund and Franklin Real Return Fund – The Expense Group for the Franklin Balanced Fund included the Fund and seven other mixed-asset target allocation moderate funds. The Expense Group for the Franklin Real Return Fund included the Fund and ten other inflation-protected bond funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were above the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are fair and reasonable. In doing so, the Board noted that while the Management Rate and actual total expense ratio for the Franklin Balanced Fund were above the median, the Fund had very strong performance for the one-, three-, five- and 10-year periods ended December 31, 2016. The Board also noted management’s explanation that the Expense Group for the Franklin Real Return Fund consists of funds that predominantly invest in Treasury inflation protected securities as compared to the Fund which has a broader asset allocation and employs individual security selection among a variety of sectors, including equity sectors. The Board further noted that the Franklin Real Return Fund’s actual total expense ratio reflected a fee waiver from management.

Franklin Convertible Securities Fund and Franklin Equity Income Fund – The Expense Group for the Franklin Convertible Securities Fund included the Fund and eight other convertible securities funds. The Expense Group for the Franklin Equity Income Fund included the Fund and twelve other equity income funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their Expense Groups. The Board concluded that the Management Rates charged to these Funds are fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be

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realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter Franklin Investors Securities Trust
Investment Manager Franklin Advisers, Inc.

Distributor Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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© 2017 Franklin Templeton Investments. All rights reserved.

FIST1 S 06/17

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter

April 30, 2017

Franklin Investors Securities Trust

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended April 30, 2017, mostly upbeat economic data, improved U.S. corporate earnings and supportive global monetary policies were positives for U.S. securities markets. After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed) increased its target range for the federal funds rate twice, in December 2016 and March 2017, to 0.75%–1.00%, noting improved employment and hints of higher inflation. The 10-year U.S. Treasury yield began the period at 1.84% and ended the period at 2.29%. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, had a -0.67% total return.1

In all economic environments, we are committed to our long-term perspective and disciplined investment approach as we conduct a diligent, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Investors Securities Trust’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Investors Securities Trust

This letter reflects our analysis and opinions as of April 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Economic and Market Overview

The U.S. economic growth decelerated in 2017’s first quarter, largely due to declines in private inventory investment and government spending. However, an increase in exports and personal consumption, as well as residential and nonresidential fixed investment aided growth. The manufacturing sector generally expanded and the services sector also continued to grow. The unemployment rate decreased from 4.8% in October 2016 to 4.4% at period-end.1 Monthly retail sales were volatile, but grew for most of the period. Annual inflation, as measured by the Consumer Price Index, increased from 1.1% to 2.2% during the period.

At its December meeting, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate from 0.25%–0.50% to 0.50%–0.75%, as policymakers cited improved labor market conditions and higher inflation. The Fed kept its interest rate unchanged at its February meeting, but incoming economic data, along with statements by Fed officials in late February and early March, heightened many investors’ expectations for a March interest-rate hike. The Fed, at its March meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%.

The 10-year Treasury yield, which moves inversely to its price, shifted during the period. It increased in November and December, amid a bond market sell-off, based on investor expectations that possible expansionary fiscal policies under new U.S. President Donald Trump could lead to a stronger economy and higher inflation. Although toward period-end, geopolitical tensions in the Middle East and the Korean peninsula pushed the Treasury yield down. Overall, the U.S. Treasury yield rose from 1.84% on October 31, 2016, to 2.29% at period-end.

The foregoing information reflects our analysis and opinions as of April 30, 2017. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin Adjustable U.S. Government Securities Fund

This semiannual report for Franklin Adjustable U.S. Government Securities Fund covers the period ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 The Fund’s investments may include securities issued by Ginnie Mae (GNMA) and government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).2

Performance Overview

The Fund’s Class A shares had a +0.04% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Government Index: 1-2 Year Component, posted a +0.12% total return.3 The index measures public obligations of the U.S. Treasury with one to two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We choose securities using a value-oriented approach, emphasizing the bonds’ economic fundamentals in relation to

Portfolio Composition

Based on Total Net Assets as of 4/30/17

comparable securities as well as their historical prepayment performance.

Manager’s Discussion

U.S. economic indicators remained generally encouraging during the reporting period. Steady growth in manufacturing and services created jobs, boosting employment. The U.S. Federal Reserve increased its target rate twice, noting improved employment and higher inflation. Retail sales increased and home sales continued to grow but more slowly.

The Fund employed a conservative strategy that invested primarily in adjustable-rate mortgage securities (ARMs) that are either explicitly or implicitly backed by the U.S. government.1 During the period, the Fund invested predominantly in securities issued or guaranteed by FNMA and FHLMC. The Fund took a collateral-intensive research approach to analyze the prepayment behavior of individual ARMs to identify those with the most attractive prepayment profiles and focused on seasoned ARMs. Such securities have typically been through several interest-rate cycles and therefore tend to be less sensitive to changes in interest rates, compared to newer issued counterparts. We have found such securities historically to have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income. We focused on seasoned, post-reset FNMA and FHLMC ARM positions with average coupons near 3%.

1. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government-sponsored entities, as to timely payment of principal and interest.

2. Although U.S. government-sponsored entities may be chartered by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Government. Please see the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

3. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 33.

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Distributions*

11/1/16–4/30/17

	Distributions per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class
November	1.1809	1.2880	0.9056	1.4299	1.3528
December	1.1900	1.2460	0.8638	1.4020	1.3136
January	1.1953	1.3507	0.9517	1.5237	1.4309
February	1.2951	1.4037	1.0381	1.5379	1.4580
March	1.2599	1.3686	0.9741	1.5263	1.4380
April	1.2118	1.3112	0.9599	1.4503	1.3707
Total	7.3330	7.9682	5.6932	8.8701	8.3640

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Although mortgage rates remained low, mortgage credit has remained constrained, and actual prepayment levels have been relatively low. The Fund’s London Interbank Offered Rate (LIBOR) indexed ARMs detracted from value, while ARMs indexed to U.S. Treasuries were generally additive.4

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Paul Varunok

Roger A. Bayston, CFA

Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

4. The London Interbank Offered Rate (LIBOR) is the interest rate banks charge each other for loans. LIBOR is a widely used benchmark for short-term interest rates. See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of April 30, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	+0.04%	-2.17%
1-Year	+0.46%	-1.76%
5-Year	+0.34%	-0.38%
10-Year	+16.51%	+1.31%

Advisor[4]
6-Month	+0.16%	+0.16%
1-Year	+0.71%	+0.71%
5-Year	+1.60%	+0.32%
10-Year	+19.28%	+1.78%

		30-Day Standardized Yield[6]
Share Class	Distribution Rate[5]	(with waiver)	(without waiver)
A	1.86%	0.42%	0.42%
Advisor	2.14%	0.67%	0.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Distributions

(11/1/16–4/30/17)

Share Class	Net Investment Income
A	$0.073330
A1	$0.079682
C	$0.056932
R6	$0.088701
Advisor	$0.083640

Total Annual Operating Expenses7

Share Class	With Waiver	Without Waiver
A	0.91%	0.92%
Advisor	0.66%	0.67%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +13.62% and +1.44%.

5. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/17.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,000.40	$4.56	$1,020.23	$4.61	0.92%
A1	$1,000	$1,001.20	$3.77	$1,021.03	$3.81	0.76%
C	$1,000	$ 997.20	$6.54	$1,018.25	$6.61	1.32%
R6	$1,000	$1,002.20	$2.73	$1,022.07	$2.76	0.55%
Advisor	$1,000	$1,001.60	$3.33	$1,021.47	$3.36	0.67%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Floating Rate Daily Access Fund

This semiannual report for Franklin Floating Rate Daily Access Fund covers the period ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest-rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities.

What are corporate loans?

Corporate loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other financial institutions. These loans provide capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. These loans are typically syndicated to a group of investors.

Performance Overview

The Fund’s Class A shares delivered a +2.15% cumulative total return for the six months under review. In comparison, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market, posted a +3.14% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Corporate Loan Market Overview

During the period under review, loan prices moved higher and spreads tightened further as net new supply remained slow to meet demand from market participants who received an influx of cash from retail investors and the repayment of existing loans. Inflows into loan mutual funds accelerated following the U.S. presidential election, further increases in the London Interbank Offered Rate (LIBOR), and the decision by the U.S.

Portfolio Composition*

Based on Total Net Assets as of 4/30/17

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Federal Reserve (Fed) to increase its benchmark rate in December 2016 and March 2017. Issuance of collateralized loan obligations (CLOs) compounded this increase in demand while net new supply remained slow, leading to strong demand for loans trading at steep discounts to par and those with relatively lower ratings.

Following the U.S. presidential election, U.S. Treasury yields increased significantly after some investors adjusted their expectations for expansionary fiscal policy, which resulted in increased interest in the asset class. Furthermore, the Fed’s rate hikes during the period, as well as expectations of further rate hikes in 2017, led investors to search for a possible hedge against further increases in interest rates and shorter duration investments. The LIBOR also continued to move higher and the rate ended the period higher than the average floor in the market, leading to a large portion of the market being based on a floating rate rather than a fixed floor. Toward the end of the period as U.S. Treasury yields declined and the yield curve flattened, demand for loans moderated, but loan retail vehicles continued to report positive flows.

As risk retention rules were scheduled to take effect toward the end of 2016, CLO issuance increased as managers attempted to launch deals prior to the regulations becoming effective. Spreads among the highest rated tranches also tightened significantly, which allowed managers to lower liability costs by refinancing CLO vehicles. The lower spreads on liability tranches helped to mitigate the challenging arbitrage due to

1. Source: Credit Suisse Group.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 40.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

robust repricing activity in the loan market. However, the lack of collateral in terms of new supply helped to restrain CLO volume later in the period, and most activity was related to refinancing.

Institutional issuance increased during the period, but a large portion of transactions continued to include repricing deals (refinancing transactions that cut spreads). Although repricing transactions eventually slowed down, the imbalance between supply and demand allowed issuers to reduce coupons by a meaningful amount, in our view. Furthermore, as volume from mergers-and-acquisition deals was relatively subdued, opportunistic issuance by issuers increased, including higher levels of dividend deals. In addition to the low net new supply, repayment activity increased during the period and included issuers that paid down loans through the issuance of high yield bonds.

Distributions*

11/1/16–4/30/17

	Distributions per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class
November	2.7383	2.4487	2.9840	2.9195
December	2.8928	2.6018	3.1459	3.0764
January	2.6851	2.3739	2.9523	2.8811
February	2.1683	1.8968	2.3993	2.3401
March	2.3615	2.0603	2.6114	2.5512
April	2.0531	1.7857	2.2759	2.2226
Total	14.8991	13.1672	16.3688	15.9909

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The default rate declined during the period, as defaults from the prior year rolled off the calculation. The increase in refinancing and demand also helped to push impending maturities to later years. However, after the increase in commodity-related defaults from the previous year subsided, investor focus shifted to heightened stress within the retail space. The retail sector was a weak performer during the period amid concerns across brick-and-mortar stores and as more names within the industry traded to distressed levels.

Retail flows have decelerated in light of recent declines in U.S. Treasury yields and a flatter yield curve. Despite the moderation in demand, new supply remains scarce and repricing transactions have continued to tighten loan spreads. Furthermore, as a majority of loans trade above par, the prospect for further repricing deals remains high, which we believe could possibly further deteriorate credit conditions. We have maintained our overweighted allocation in loans rated in the upper tier, including shorter tenor and non-institutional tranches, which we believe could protect against these conditions and potential future market volatility.

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in securities rated below investment grade (or if unrated, of comparable quality), we seek to diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

In addition, we seek to exploit market inefficiencies by assigning forward-looking credit-risk tiers to issuers based upon our forward-looking analysis of the issuers’ prospects in the near term. This independent analysis enables us to express differences between backward-looking rating assignments of credit-risk tiers and our analysts’ forward-looking assessment of credit risk, thereby allowing us to potentially take advantage of credit risks the market may be overstating or avoid uncompensated credit risks the market may not have adequately identified.

Manager’s Discussion

During the six-month period under review, the Fund underperformed its benchmark, the CS LLI. The Fund maintained an overweighting in the upper tier of the market throughout the period, which detracted from performance as upper tiers loans in the index returned 1.95%, middle tier returned 2.90%, and lower tier returned 11.34%, according to the CS LLI. Furthermore, our selection in energy and service sectors detracted from relative performance compared to the index. However, the Fund’s overweighting in the metals and minerals sector contributed to performance.

The top contributors to performance included middle- and lower-tier rated names that began the period at steeper discounts to par, but traded higher following positive news and a favorable technical environment. The term loan of 99 Cents Only Stores, a regional value-based retailer, reported better-than-expected results for the fourth quarter and generated expectations that the company could take steps to address its

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Top 10 Holdings

4/30/17

Company Sector/Industry	% of Total Net Assets
Zayo Group LLC	2.4%
Integrated Telecommunication Services
Ascena Retail Group Inc.	2.3%
Apparel Retail
Fieldwood Energy LLC	2.1%
Oil & Gas Exploration & Production
PetSmart Inc.	2.1%
Specialty Stores
Dell International LLC	2.0%
Technology Distributors
NRG Energy Inc.	2.0%
Independent Power Producers & Energy Traders
Lions Gate Entertainment Corp.	1.9%
Movies & Entertainment
FGI Operating Co. LLC (Freedom Group)	1.8%
Personal Products
Sungard Availability Services Capital Inc.	1.6%
IT Consulting & Other Services
Delos Finance S.A.R.L. (ILFC)	1.6%
Aerospace & Defense

capital structure. Bowie Resource Holdings, a coal producer, also contributed to performance as the company executed an amendment that allowed its sponsor to provide additional equity support. Furthermore, Fieldwood Energy, a provider of oil and gas services, benefited from relatively higher oil prices.

The top detractors from performance included those that faced industry-specific challenges in the retail and commodities industries. PetSmart, a leading retailer in the pet market, detracted from performance amid concerns at brick-and-mortar stores about online competition. The term loan of Ascena Retail Group, a specialty retailer with multiple core brands, also declined after adjusting guidance downward amid a decline in sales due to weaker store traffic. Onsite Rental Group Operations, a specialized industrial equipment rental company in Australia, detracted from performance amid expectations of a possible restructuring as its natural resource segment faced continued weakness.

Purchases during the period focused on higher rated loans with relatively shorter years to maturity, which we believe would fare relatively better amid a period of increased credit risk as they would be closer to refinancing or repayment. Our weighting in the upper tier increased, while our weightings in the middle and lower tiers declined. The Fund also continued to increase its weighting in non-institutional loans such as Term Loan A, in addition to AAA-rated CLO tranches. Our largest sells included positions that we believed had posed elevated credit risk, while we also opted not to participate in a handful of refinancing deals that extended maturities or tightened spreads to levels where we believed we were not being adequately compensated for the risk. The Fund also bought protection in HYCDX, an index of high-yield bond credit default swaps providing synthetic exposure to the high-yield bond market, to protect against potential volatility in the credit markets.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

Mark Boyadjian, CFA

Madeline Lam

Justin Ma, CFA

Portfolio Management Team

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The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Performance Summary as of April 30, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	+2.15%	-0.11%
1-Year	+8.64%	+6.14%
5-Year	+19.80%	+3.21%
10-Year	+36.04%	+2.89%

Advisor
6-Month	+2.16%	+2.16%
1-Year	+8.91%	+8.91%
5-Year	+21.31%	+3.94%
10-Year	+39.47%	+3.38%

	Distribution Rate[4]	30-Day Standardized Yield[5]
Share Class		(with waiver)	(without waiver)
A	3.01%	2.94%	2.88%
Advisor	3.33%	3.24%	3.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

PERFORMANCE SUMMARY

Distributions (11/1/16–4/30/17)

Share Class	Net Investment Income
A	$0.148991
C	$0.131672
R6	$0.163688
Advisor	$0.159909

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	0.87%	0.89%
Advisor	0.62%	0.64%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher yielding, lower rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/17.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,021.50	$4.06	$1,020.78	$4.06	0.81%
C	$1,000	$1,019.50	$6.06	$1,018.79	$6.06	1.21%
R6	$1,000	$1,023.20	$2.36	$1,022.46	$2.36	0.47%
Advisor	$1,000	$1,021.60	$2.81	$1,022.02	$2.81	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	15

Franklin Low Duration Total Return Fund

We are pleased to bring you Franklin Low Duration Total Return Fund’s semiannual report for the period ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities and investments, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Performance Overview

The Fund’s Class A shares delivered a +1.02% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Credit Index: 1-3 Year Component, posted a +0.24% total return.1 The index measures public obligations of the U.S. Treasury with one to three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find more of the Fund’s performance data in the Performance Summary beginning on page 19.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate

Portfolio Composition*

Based on Total Net Assets as of 4/30/17

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as forwards, futures contracts and swap agreements to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 52.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

U.S. economic indicators remained generally encouraging during the reporting period. Steady growth in manufacturing and services created jobs, boosting employment. The U.S. Federal Reserve increased its target rate twice, noting improved employment and higher inflation. Retail sales increased and home sales continued to grow but more slowly.

From a perspective of excess returns over Treasuries of similar duration, U.S. dollar-denominated high yield corporate credit performed well. Other major fixed income sectors that delivered notable positive excess returns, as measured by Bloomberg Barclays indexes, included emerging market bonds, senior secured floating rate loans and U.S. investment-grade corporate bonds. In contrast, agency mortgage-backed securities underperformed Treasuries.

During the period, the Fund’s non-agency residential mortgage-backed securities (RMBS) and senior secured floating rate loans exposure benefited performance. Our allocation to high yield corporate credit and foreign currency also contributed to results. In contrast, the Fund’s exposure to sovereign developed securities were a slight detractor from results.

Distributions*

11/1/16–4/30/17

	Distributions per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class
November**	3.1581	2.8431	3.4832	3.3746
December**	4.1934	3.8594	4.5190	4.3953
January	1.7447	1.4062	2.0721	1.9612
February	0.9938	0.7827	1.1915	1.1236
March	1.6942	1.3801	2.0365	1.9003
April	1.2530	1.0234	1.5043	1.4046
Total	13.0372	11.2949	14.8066	14.1596

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes additional income distributions made in order to meet excise tax requirements.

At period-end, we were overweighted relative to the benchmark in many spread sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we increased our exposure to non-agency RMBS. We decreased our exposures to investment-grade corporate debt, asset-backed securities and commercial mortgage-backed securities.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, interest rate swaps and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where non-derivative securities are readily available, the cost difference in normal market conditions may be small.

franklintempleton.com	Semiannual Report	17

FRANKLIN LOW DURATION TOTAL RETURN FUND

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

Roger A. Bayston, CFA
Kent Burns, CFA

Christopher J. Molumphy, CFA David Yuen, CFA, FRM

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Performance Summary as of April 30, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	+1.02%	-1.27%
1-Year	+2.52%	+0.16%
5-Year	+7.19%	+0.93%
10-Year	+32.76%	+2.64%

Advisor[4]
6-Month	+1.13%	+1.13%
1-Year	+2.80%	+2.80%
5-Year	+8.69%	+1.68%
10-Year	+35.97%	+3.12%

		30-Day Standardized Yield[6]
Share Class	Distribution Rate[5]	(with waiver)	(without waiver)
A	1.49%	1.52%	1.37%
Advisor	1.70%	1.80%	1.64%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 20 for Performance Summary footnotes.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/16–4/30/17)

Share Class	Net Investment Income
A	$0.130372
C	$0.112949
R6	$0.148066
Advisor	$0.141596

Total Annual Operating Expenses7

Share Class	With Waiver	Without Waiver
A	0.82%	0.97%
Advisor	0.57%	0.72%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher yielding, lower rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +28.63% and +2.85%.

5. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/17.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,010.20	$3.99	$1,020.83	$4.01	0.80%
C	$1,000	$1,008.50	$5.93	$1,018.89	$5.96	1.19%
R6	$1,000	$1,013.00	$2.05	$1,022.76	$2.06	0.41%
Advisor	$1,000	$1,011.30	$2.74	$1,022.07	$2.76	0.55%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	21

Franklin Total Return Fund

This semiannual report for Franklin Total Return Fund covers the period ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high current income, consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities and investments. The Fund currently focuses on government and corporate debt securities and mortgage- and asset-backed securities.

Performance Overview

The Fund’s Class A shares produced a -0.06% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index had a -0.67% total return.1 The index measures the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 25.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative transactions, such as currency and cross-currency forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

Portfolio Composition*

Based on Total Net Assets as of 4/30/17

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to roundings, use of derivatives, unsettled trades or other factors.

**Rounds to less than 0.1% of total net assets.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

U.S. economic indicators remained generally encouraging during the reporting period. Steady growth in manufacturing

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 78.

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FRANKLIN TOTAL RETURN FUND

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

and services created jobs, boosting employment. The U.S. Federal Reserve increased its target rate twice, noting improved employment and higher inflation. Retail sales increased and home sales continued to grow but more slowly.

From a perspective of excess returns over Treasuries of similar duration, U.S. dollar-denominated high yield corporate credit performed well. Other major fixed income sectors that delivered notable positive excess returns, as measured by Bloomberg Barclays indexes, included emerging markets bonds, senior secured floating rate loans and U.S. investment-grade corporate bonds. In contrast, agency mortgage-backed securities underperformed Treasuries.

During the period, the Fund’s exposure to foreign currencies benefited performance. The Fund’s exposure to non-agency residential mortgage-backed securities (RMBS) and high yield corporate credit were significant contributors to returns. Senior secured floating rate loans also aided results. In contrast, the Fund’s exposure to investment-grade corporate bonds and commercial mortgage-backed securities (CMBS) detracted from performance.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

Distributions*
11/1/16–4/30/17
	Distributions per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
November**	4.1184	3.7778	3.9143	4.4466	4.3335
December**	5.0337	4.6872	4.8109	5.3537	5.2341
January	2.8305	2.4798	2.6116	3.1871	3.0563
February	1.2004	0.9934	1.0711	1.4129	1.3328
March	1.8946	1.5896	1.7042	2.1959	2.0902
April	2.0549	1.7619	1.8767	2.3470	2.2430
Total	17.1325	15.2897	15.9888	18.9432	18.2899

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes additional income distributions made in order to meet excise tax requirements

At period-end, we were overweighted relative to the benchmark in many spread sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we increased our exposure to collateralized loan obligations, non-agency RMBS and high yield corporate credit. We decreased our exposure to investment-grade corporate credit, asset-backed securities and CMBS as we found better relative opportunities.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, inflation index swaps and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where non-derivative securities are readily available, the cost difference in normal market conditions may be small.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

franklintempleton.com	Semiannual Report	23

FRANKLIN TOTAL RETURN FUND

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Kent Burns, CFA

Christopher J. Molumphy, CFA David Yuen, CFA, FRM Michael J. Materasso

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN TOTAL RETURN FUND

Performance Summary as of April 30, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	-0.06%	-4.30%
1-Year	+2.18%	-2.13%
5-Year	+13.04%	+1.59%
10-Year	+51.97%	+3.83%

Advisor
6-Month	+0.06%	+0.06%
1-Year	+2.44%	+2.44%
5-Year	+14.51%	+2.75%
10-Year	+55.92%	+4.54%

	Distribution Rate[4]	30-Day Standardized Yield[5]
Share Class		(with waiver)	(without waiver)
A	2.42%	2.09%	2.07%
Advisor	2.75%	2.44%	2.41%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 26 for Performance Summary footnotes.

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FRANKLIN TOTAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/16–4/30/17)

Share Class	Net Investment Income
A	$0.171325
C	$0.152897
R	$0.159888
R6	$0.189432
Advisor	$0.182899

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	0.91%	0.93%
Advisor	0.66%	0.68%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/17.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

26	Semiannual Report	franklintempleton.com

FRANKLIN TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$ 999.40	$4.31	$1,020.48	$4.36	0.87%
C	$1,000	$ 997.50	$6.29	$1,018.50	$6.36	1.27%
R	$1,000	$ 998.20	$5.55	$1,019.24	$5.61	1.12%
R6	$1,000	$1,001.20	$2.38	$1,022.41	$2.41	0.48%
Advisor	$1,000	$1,000.60	$3.08	$1,021.72	$3.11	0.62%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Adjustable U.S. Government Securities Fund

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015		2014		2013	2012
Class A

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.40	$ 8.55	$ 8.67		$ 8.72		$ 8.90	$ 8.84

Income from investment operations[a]:

Net investment income	0.018	0.025	0.019		0.043		0.048	0.078

Net realized and unrealized gains (losses)	(0.015)	(0.053)	(0.040)		0.006		(0.098)	0.117

Total from investment operations	0.003	(0.028)	(0.021)		0.049		(0.050)	0.195

Less distributions from net investment income	(0.073)	(0.122)	(0.099)		(0.099)		(0.130)	(0.135)

Net asset value, end of period	$ 8.33	$ 8.40	$ 8.55		$ 8.67		$ 8.72	$ 8.90

Total return[b]	0.04%	(0.32)%	(0.24)%		0.56%		(0.56)%	2.22%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.93%	0.92%	0.91%		0.93%		0.87%	0.87%

Expenses net of waiver and payments by affiliates	0.92%[d]	0.91%[d]	0.91%	[d,e]	0.93%	[d,e]	0.87%	0.87%

Net investment income	0.52%	0.43%	0.39%		0.48%		0.63%	0.91%

Supplemental data

Net assets, end of period (000’s)	$591,064	$667,671	$848,918		$1,058,838		$1,105,674	$1,308,971

Portfolio turnover rate	1.40%	11.49%	9.98%		14.18%		8.66%	9.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015		2014[a]
Class A1

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.40	$ 8.54	$ 8.67		$ 8.68

Income from investment operations[b]:

Net investment income	0.032	0.049	0.046		0.018

Net realized and unrealized gains (losses)	(0.022)	(0.054)	(0.062)		0.010

Total from investment operations	0.010	(0.005)	(0.016)		0.028

Less distributions from net investment income	(0.080)	(0.135)	(0.114)		(0.038)

Net asset value, end of period	$ 8.33	$ 8.40	$ 8.54		$ 8.67

Total return[c]	0.12%	(0.05)%	(0.19)%		0.32%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.77%	0.77%	0.75%		0.78%

Expenses net of waiver and payments by affiliates	0.76%[e]	0.76%[e]	0.75%	[e,f]	0.78%	[e,f]

Net investment income	0.68%	0.58%	0.55%		0.63%

Supplemental data

Net assets, end of period (000’s)	$136,835	$160,469	$198,670		$253,021

Portfolio turnover rate	1.40%	11.49%	9.98%		14.18%

aFor the period June 18, 2014 (effective date) to October 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015		2014		2013	2012
Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.40	$ 8.54	$ 8.66		$ 8.71		$ 8.90	$ 8.83

Income from investment operations[a]:

Net investment income (loss)	(0.003)	(0.011)	(0.013)		(0.004)		0.006	0.042

Net realized and unrealized gains (losses)	(0.020)	(0.041)	(0.043)		0.018		(0.101)	0.128

Total from investment operations	(0.023)	(0.052)	(0.056)		0.014		(0.095)	0.170

Less distributions from net investment income	(0.057)	(0.088)	(0.064)		(0.064)		(0.095)	(0.100)

Net asset value, end of period	$ 8.32	$ 8.40	$ 8.54		$ 8.66		$ 8.71	$ 8.90

Total return[b]	(0.28)%	(0.61)%	(0.65)%		0.16%		(1.07)%	1.93%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	1.33%	1.32%	1.31%		1.33%		1.27%	1.27%

Expenses net of waiver and payments by affiliates	1.32%[d]	1.31%[d]	1.31%	[d,e]	1.33%	[d,e]	1.27%	1.27%

Net investment income (loss)	0.12%	0.03%	(0.01)%		0.08%		0.23%	0.51%

Supplemental data

Net assets, end of period (000’s)	$224,664	$266,186	$336,254		$428,031		$603,067	$794,201

Portfolio turnover rate	1.40%	11.49%	9.98%		14.18%		8.66%	9.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015		2014		2013[a]
Class R6

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.41	$ 8.55	$ 8.68		$ 8.73		$ 8.72

Income from investment operations[b]:

Net investment income	0.038	0.066	0.013		0.088[c]		0.008

Net realized and unrealized gains (losses)	(0.019)	(0.053)	(0.010)		(0.009)		0.018

Total from investment operations	0.019	0.013	0.003		0.079		0.026

Less distributions from net investment income	(0.089)	(0.153)	(0.133)		(0.129)		(0.016)

Net asset value, end of period	$ 8.34	$ 8.41	$ 8.55		$ 8.68		$ 8.73

Total return[d]	0.22%	0.15%	0.03%		0.92%		0.30%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.56%	0.56%	0.53%		0.56%		0.53%

Expenses net of waiver and payments by affiliates	0.55%[f]	0.55%[f]	0.53%	[f,g]	0.56%	[f,g]	0.53%

Net investment income	0.89%	0.79%	0.77%		0.85%		0.97%

Supplemental data

Net assets, end of period (000’s)	$2,363	$2,374	$2,176		$7,193		$335

Portfolio turnover rate	1.40%	11.49%	9.98%		14.18%		8.66%
aFor the period September 20, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015		2014		2013	2012
Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.41	$ 8.55	$ 8.68		$ 8.73		$ 8.91	$ 8.85

Income from investment operations[a]:

Net investment income	0.028	0.046	0.040		0.068		0.073	0.107

Net realized and unrealized gains (losses)	(0.014)	(0.043)	(0.049)		0.003		(0.101)	0.111

Total from investment operations	0.014	0.003	(0.009)		0.071		(0.028)	0.218

Less distributions from net investment income .	(0.084)	(0.143)	(0.121)		(0.121)		(0.152)	(0.158)

Net asset value, end of period	$ 8.34	$ 8.41	$ 8.55		$ 8.68		$ 8.73	$ 8.91

Total return[b]	0.16%	0.05%	(0.11)%		0.82%		(0.31)%	2.48%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.68%	0.67%	0.66%		0.68%		0.62%	0.62%

Expenses net of waiver and payments by affiliates	0.67%[d]	0.66%[d]	0.66%	[d,e]	0.68%	[d,e]	0.62%	0.62%

Net investment income	0.77%	0.68%	0.64%		0.73%		0.88%	1.16%

Supplemental data

Net assets, end of period (000’s)	$204,947	$227,599	$308,683		$416,854		$411,228	$437,540

Portfolio turnover rate	1.40%	11.49%	9.98%		14.18%		8.66%	9.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2017 (unaudited)

Franklin Adjustable U.S. Government Securities Fund

	Principal Amount	Value
Mortgage-Backed Securities 96.6%
[a] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 23.4%
FHLMC, 2.594%, 9/01/35	$10,013,341	$10,513,592
FHLMC, 2.761%, 4/01/34	10,748,725	11,395,828
FHLMC, 1.849% - 2.806%, 2/01/18 - 4/01/37	10,528,318	11,090,410
FHLMC, 2.812%, 3/01/35	5,529,851	5,828,671
FHLMC, 2.845%, 12/01/35	5,416,671	5,714,885
FHLMC, 2.83% - 2.876%, 1/01/36 - 3/01/37	10,900,452	11,485,570
FHLMC, 2.899% - 3.005%, 1/01/36 - 12/01/37	10,731,660	11,319,059
FHLMC, 3.017% - 3.084%, 4/01/34 - 10/01/38	10,637,404	11,275,861
FHLMC, 3.104%, 1/01/36	5,373,043	5,692,033
FHLMC, 3.106% - 3.134%, 2/01/36 - 11/01/41	8,958,428	9,451,926
FHLMC, 3.138%, 11/01/37	6,420,948	6,791,736
FHLMC, 3.141% - 3.203%, 6/01/35 - 1/01/37	8,875,959	9,369,582
FHLMC, 3.211% - 3.215%, 4/01/37 - 11/01/37	7,643,720	8,019,694
FHLMC, 3.223%, 12/01/35	4,915,275	5,162,824
FHLMC, 3.225%, 9/01/37	33,085,546	35,016,137
FHLMC, 3.228%, 11/01/40	6,413,131	6,765,140
FHLMC, 3.229%, 9/01/38	6,619,165	6,996,146
FHLMC, 3.222% - 3.236%, 9/01/38 - 5/01/40	6,635,247	6,995,727
FHLMC, 3.259%, 7/01/35	13,060,284	13,843,454
FHLMC, 3.277%, 10/01/41	6,829,913	7,146,463
FHLMC, 3.257% - 3.295%, 11/01/35 - 12/01/37	10,908,787	11,521,412
FHLMC, 3.337%, 2/01/36	4,638,500	4,916,174
FHLMC, 3.299% - 3.388%, 8/01/34 - 3/01/38	8,242,415	8,735,439
FHLMC, 3.408%, 12/01/35	5,879,105	6,209,105
FHLMC, 3.418%, 6/01/37	12,382,163	13,190,523
FHLMC, 3.425%, 1/01/37	5,265,491	5,636,790
FHLMC, 3.415% - 3.482%, 11/01/36 - 4/01/40	8,142,604	8,614,496
FHLMC, 3.49% - 3.563%, 12/01/34 - 3/01/37	9,132,106	9,714,163
FHLMC, 4.141%, 8/01/34	2,770,433	2,921,563

		271,334,403

[a] Federal National Mortgage Association (FNMA) Adjustable Rate 73.1%
FNMA, 1.528% - 2.057%, 7/01/17 - 11/01/44	11,239,279	11,389,143
FNMA, 2.062% - 2.434%, 7/01/17 - 2/01/43	10,985,377	11,304,882
FNMA, 2.436% - 2.542%, 6/01/17 - 5/01/38	11,183,151	11,568,526
FNMA, 2.543% - 2.622%, 11/01/17 - 11/01/37	8,377,154	8,809,508
FNMA, 2.622% - 2.663%, 1/01/19 - 8/01/36	9,218,352	9,665,723
FNMA, 2.663% - 2.677%, 10/01/18 - 1/01/37	10,983,123	11,577,183
FNMA, 2.68% - 2.723%, 4/01/18 - 1/01/37	10,656,070	11,176,689
FNMA, 2.723% - 2.748%, 9/01/17 - 9/01/38	10,943,082	11,491,203
FNMA, 2.748% - 2.777%, 12/01/17 - 2/01/39	10,228,807	10,747,925
FNMA, 2.788%, 12/01/34	9,253,278	9,723,026
FNMA, 2.777% - 2.798%, 10/01/18 - 8/01/37	10,910,072	11,427,641
FNMA, 2.799% - 2.819%, 1/01/18 - 9/01/39	11,109,893	11,594,658
FNMA, 2.819%, 6/01/36	6,380,219	6,720,595
FNMA, 2.822%, 3/01/38	6,495,609	6,862,751
FNMA, 2.835%, 1/01/38	7,928,465	8,326,239
FNMA, 2.842%, 5/01/36	26,066,321	27,537,043
FNMA, 2.843%, 10/01/35	5,127,506	5,402,256
FNMA, 2.82% - 2.845%, 12/01/18 - 7/01/40	11,005,457	11,555,637
FNMA, 2.845% - 2.86%, 3/01/18 - 9/01/39	10,840,623	11,404,182
FNMA, 2.86% - 2.873%, 8/01/22 - 9/01/39	10,675,965	11,261,139

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
[a] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.875%, 1/01/36	$5,509,353	$5,755,081
FNMA, 2.873% - 2.878%, 8/01/19 - 7/01/38	10,990,015	11,569,435
FNMA, 2.879% - 2.89%, 1/01/32 - 3/01/38	10,918,750	11,414,316
FNMA, 2.896%, 3/01/35	4,971,741	5,220,783
FNMA, 2.89% - 2.914%, 4/01/19 - 7/01/42	10,963,886	11,494,870
FNMA, 2.914%, 2/01/36	11,611,396	12,197,768
FNMA, 2.914% - 2.922%, 9/01/18 - 7/01/38	11,049,098	11,541,365
FNMA, 2.923%, 8/01/37	5,040,920	5,329,230
FNMA, 2.922% - 2.934%, 1/01/23 - 5/01/38	9,321,285	9,757,044
FNMA, 2.934% - 2.953%, 2/01/19 - 8/01/39	10,471,779	10,986,862
FNMA, 2.953% - 2.964%, 1/01/19 - 8/01/39	10,961,845	11,499,482
FNMA, 2.965% - 2.98%, 6/01/19 - 1/01/40	7,169,181	7,536,971
FNMA, 2.992%, 5/01/39	9,628,837	10,110,218
FNMA, 2.98% - 2.998%, 4/01/25 - 12/01/43	10,735,697	11,349,482
FNMA, 3.008%, 2/01/36	6,832,414	7,205,431
FNMA, 2.998% - 3.013%, 10/01/18 - 10/01/41	10,141,982	10,680,187
FNMA, 3.017%, 3/01/37	7,415,448	7,828,065
FNMA, 3.013% - 3.027%, 7/01/26 - 9/01/37	10,142,514	10,662,973
FNMA, 3.035%, 2/01/36	7,133,677	7,546,669
FNMA, 3.027% - 3.05%, 5/01/18 - 11/01/39	10,495,535	11,074,737
FNMA, 3.054%, 11/01/34	6,617,304	6,985,791
FNMA, 3.05% - 3.059%, 4/01/24 - 8/01/40	10,020,560	10,572,862
FNMA, 3.059% - 3.065%, 9/01/24 - 5/01/48	10,251,814	10,830,226
FNMA, 3.066% - 3.077%, 10/01/17 - 6/01/38	9,691,649	10,202,544
FNMA, 3.078% - 3.093%, 4/01/18 - 3/01/41	10,915,170	11,496,138
FNMA, 3.103%, 7/01/40	6,762,490	7,178,169
FNMA, 3.094% - 3.104%, 12/01/19 - 4/01/37	9,267,563	9,741,823
FNMA, 3.108%, 11/01/34	7,233,653	7,650,040
FNMA, 3.104% - 3.113%, 9/01/19 - 1/01/42	10,935,899	11,559,101
FNMA, 3.115% - 3.128%, 6/01/17 - 7/01/42	10,965,511	11,575,225
FNMA, 3.13%, 12/01/36	8,882,139	9,342,832
FNMA, 3.134%, 9/01/37	4,698,230	4,974,012
FNMA, 3.136%, 6/01/35	5,170,588	5,488,013
FNMA, 3.144%, 9/01/36	5,508,782	5,791,407
FNMA, 3.128% - 3.148%, 3/01/32 - 5/01/48	7,082,644	7,488,459
FNMA, 3.156%, 1/01/36	6,797,551	7,224,753
FNMA, 3.157%, 2/01/43	6,023,166	6,371,257
FNMA, 3.148% - 3.163%, 12/01/21 - 9/01/38	8,908,912	9,393,442
FNMA, 3.163% - 3.176%, 11/01/17 - 10/01/40	8,069,852	8,528,655
FNMA, 3.178% - 3.183%, 3/01/26 - 12/01/36	9,147,515	9,665,758
FNMA, 3.184%, 9/01/39	5,035,036	5,326,985
FNMA, 3.183% - 3.193%, 1/01/33 - 11/01/38	9,307,888	9,798,621
FNMA, 3.207%, 1/01/37	7,334,380	7,788,537
FNMA, 3.193% - 3.208%, 9/01/25 - 11/01/38	10,976,177	11,592,549
FNMA, 3.208% - 3.215%, 12/01/32 - 3/01/42	8,930,306	9,406,716
FNMA, 3.218% - 3.222%, 1/01/33 - 9/01/40	10,841,563	11,448,938
FNMA, 3.238%, 3/01/35	10,902,419	11,516,328
FNMA, 3.247%, 3/01/41	8,844,329	9,348,810
FNMA, 3.224% - 3.253%, 12/01/22 - 4/01/38	10,968,497	11,565,218
FNMA, 3.253% - 3.279%, 3/01/33 - 11/01/41	9,997,658	10,530,186
FNMA, 3.281% - 3.285%, 4/01/33 - 10/01/37	9,630,571	10,184,007

34	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
[a] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 3.288%, 1/01/39	$7,620,621	$8,047,145
FNMA, 3.294%, 4/01/34	26,694,156	28,092,497
FNMA, 3.285% - 3.309%, 10/01/18 - 11/01/38	9,395,341	9,926,380
FNMA, 3.31%, 8/01/35	4,757,808	5,037,016
FNMA, 3.31% - 3.316%, 4/01/33 - 8/01/39	9,733,655	10,269,037
FNMA, 3.319% - 3.361%, 3/01/24 - 3/01/40	10,938,797	11,564,019
FNMA, 3.362% - 3.416%, 5/01/21 - 1/01/42	10,356,499	10,911,135
FNMA, 3.444%, 9/01/35	4,683,417	4,959,343
FNMA, 3.42% - 3.445%, 5/01/25 - 2/01/41	10,520,689	11,105,677
FNMA, 3.445%, 1/01/36	6,162,369	6,486,077
FNMA, 3.468%, 5/01/40	6,745,247	7,128,453
FNMA, 3.447% - 3.507%, 10/01/21 - 9/01/37	8,968,721	9,488,025
FNMA, 3.513% - 3.566%, 1/01/25 - 6/01/38	8,626,208	9,133,539
FNMA, 3.567% - 3.626%, 6/01/25 - 3/01/47	10,701,762	11,332,963
FNMA, 3.635% - 4.036%, 12/01/17 - 11/01/46	11,000,000	11,570,356
FNMA, 4.045% - 7.67%, 9/01/17 - 3/01/38	1,657,978	1,693,777

		847,619,759

[a] Government National Mortgage Association (GNMA) Adjustable Rate 0.1%
GNMA, 2.00% - 2.25%, 9/20/33 - 5/20/36	1,428,079	1,467,486

Total Mortgage-Backed Securities (Cost $1,115,083,438)		1,120,421,648

	Shares
Short Term Investments (Cost $30,179,621) 2.6%
Money Market Funds 2.6%	30,179,621	30,179,621

[b,c] Institutional Fiduciary Trust Money Market Portfolio, 0.37%
Total Investments (Cost $1,145,263,059) 99.2%		1,150,601,269
Other Assets, less Liabilities 0.8%		9,270,645

Net Assets 100.0%		$1,159,871,914

aThe coupon rate shown represents the rate at period end.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	35

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Floating Rate Daily Access Fund

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Class A

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.84	$ 8.61	$ 9.04	$ 9.20	$ 9.11	$ 8.89

Income from investment operations[a]:

Net investment income	0.149	0.401	0.406	0.335	0.333	0.403

Net realized and unrealized gains (losses)	0.040	0.228	(0.434)	(0.160)	0.088	0.225

Total from investment operations	0.189	0.629	(0.028)	0.175	0.421	0.628

Less distributions from net investment income	(0.149)	(0.399)	(0.402)	(0.335)	(0.331)	(0.408)

Net asset value, end of period	$ 8.88	$ 8.84	$ 8.61	$ 9.04	$ 9.20	$ 9.11

Total return[b]	2.15%	7.60%	(0.37)%	1.91%	4.69%	7.22%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.87%	0.88%	0.85%	0.84%	0.83%	0.90%

Expenses net of waiver and payments by affiliates	0.81%[d]	0.86%[d]	0.84%[d]	0.82%[d]	0.83%[d,e]	0.90%

Net investment income	3.37%	4.72%	4.55%	3.64%	3.60%	4.52%

Supplemental data

Net assets, end of period (000’s)	$1,455,825	$1,359,862	$1,553,100	$1,874,867	$1,991,138	$1,295,166

Portfolio turnover rate	43.26%	34.10%	46.72%	83.93%	42.72%	80.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 8.84	$8.61	$9.05	$9.20	$9.11	$8.89
Income from investment operations[a]:
Net investment income	0.132	0.366	0.369	0.298	0.296	0.368
Net realized and unrealized gains (losses)	0.040	0.229	(0.443)	(0.150)	0.088	0.224
Total from investment operations	0.172	0.595	(0.074)	0.148	0.384	0.592
Less distributions from net investment income	(0.132)	(0.365)	(0.366)	(0.298)	(0.294)	(0.372)
Net asset value, end of period	$ 8.88	$8.84	$8.61	$9.05	$9.20	$9.11
Total return[b]	1.95%	7.18%	(0.87)%	1.62%	4.28%	6.79%

Ratios to average net assets[c]
Expenses before waiver and payments by affiliates	1.27%	1.28%	1.25%	1.24%	1.23%	1.30%
Expenses net of waiver and payments by affiliates	1.21%[d]	1.26%[d]	1.24%[d]	1.22%[d]	1.23%[d,e]	1.30%
Net investment income	2.97%	4.32%	4.15%	3.24%	3.20%	4.12%

Supplemental data
Net assets, end of period (000’s)	$596,792	$551,726	$627,805	$742,602	$765,839	$431,818
Portfolio turnover rate	43.26%	34.10%	46.72%	83.93%	42.72%	80.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
			Year Ended October 31,
			2016		2015	2014	2013[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 8.84		$ 8.60		$ 9.05	$ 9.21	$ 9.21
Income from investment operations[b]:
Net investment income	0.165		0.422		0.437	0.364	0.175
Net realized and unrealized gains (losses)	0.039		0.245		(0.457)	(0.159)	(0.001)
Total from investment operations	0.204		0.667		(0.020)	0.205	0.174
Less distributions from net investment income	(0.164)		(0.427)		(0.430)	(0.365)	(0.174)
Net asset value, end of period	$ 8.88		$ 8.84		$8.60	$ 9.05	$ 9.21

Total return[c]	2.32%		7.96%		(0.16)%	2.36%	1.80%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.53%		0.53%		0.72%	0.52%	0.51%
Expenses net of waiver and payments by affiliates	0.47%	[e]	0.51%	[e]	0.51% [e]	0.50% [e]	0.51% [e,f]
Net investment income	3.71%		5.07%		4.88%	3.96%	3.92%

Supplemental data
Net assets, end of period (000’s)	$110,557		$12,333		$7	$465	$1,339
Portfolio turnover rate	43.26%		34.10%		46.72%	83.93%	42.72%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.85	$ 8.61	$ 9.05	$ 9.20	$ 9.11	$ 8.89

Income from investment operations[a]:

Net investment income	0.159	0.422	0.427	0.358	0.355	0.426

Net realized and unrealized gains (losses)	0.031	0.239	(0.443)	(0.150)	0.089	0.225

Total from investment operations	0.190	0.661	(0.016)	0.208	0.444	0.651

Less distributions from net investment income .	(0.160)	(0.421)	(0.424)	(0.358)	(0.354)	(0.431)

Net asset value, end of period	$ 8.88	$ 8.85	$ 8.61	$ 9.05	$ 9.20	$ 9.11

Total return[b]	2.16%	8.00%	(0.23)%	2.28%	4.95%	7.49%

Ratios to average net assets[c]

Expenses before waiver and paymentsby affiliates	0.62%	0.63%	0.60%	0.59%	0.58%	0.65%

Expenses net of waiver and payments by affiliates	0.56%[d]	0.61%[d]	0.59%[d]	0.57%[d]	0.58%[d,e]	0.65%

Net investment income	3.62%	4.97%	4.80%	3.89%	3.85%	4.77%

Supplemental data

Net assets, end of period (000’s)	$1,700,081	$1,108,692	$1,405,281	$2,019,477	$2,374,914	$739,974

Portfolio turnover rate	43.26%	34.10%	46.72%	83.93%	42.72%	80.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	39

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2017 (unaudited)

Franklin Floating Rate Daily Access Fund

	Country	Shares	Value
Common Stocks 0.3%
Oil & Gas Exploration & Production 0.2%
[a] Samson Resources II LLC	United States	432,778	$8,547,365

Steel 0.1%
[a,b] Warrior Met Coal Inc.	United States	96,129	1,651,113

Total Common Stocks (Cost $19,878,527)			10,198,478

		Principal Amount*
[c,d] Senior Floating Rate Interests 78.7%
Aerospace & Defense 3.2%
Avolon TLB Borrower I, Initial Term B-1 Loans, 3.243%, 7/20/20	United States	$14,200,000	14,372,431
[e] Delos Finance S.A.R.L. (ILFC), New Loan, 3.397%, 10/06/23	Luxembourg	59,610,818	60,231,784
Digitalglobe Inc., Term Loan B, 3.743%, 1/15/24	United States	5,402,935	5,432,203
Doncasters U.S. Finance LLC,
Second Lien Term Loan, 9.50%, 10/09/20	United States	6,608,226	6,404,474
[e]Term B Loans, 4.647%, 4/09/20	United States	34,105,364	33,451,667
Leidos (Abacus Innovations Corp.), B Term Loan, 3.25%, 8/16/23	United States	3,319,115	3,356,455

			123,249,014

Agricultural Products 0.1%
Allflex Holdings III Inc., Second Lien Initial Term Loan, 8.156%, 7/16/21	United States	2,287,774	2,294,924

Air Freight & Logistics 0.3%
XPO Logistics Inc., Loans, 3.405%, 11/01/21	United States	10,923,643	10,982,358

Airlines 3.3%
Air Canada, Term Loan, 3.90%, 10/06/23	Canada	33,327,459	33,591,313
American Airlines Inc.,
2017 Replacement Term Loans, 2.993%, 6/27/20	United States	9,985,738	10,003,213
Class B Term Loans, 3.493%, 4/28/23	United States	14,621,025	14,670,780
Class B Term Loans, 3.494%, 12/14/23	United States	33,022,636	33,135,012
[e] Flying Fortress Inc. (ILFC), New Loan, 3.397%, 10/30/22	United States	30,062,918	30,344,758
United Air Lines Inc., Class B Term Loans, 3.422%, 4/01/24	United States	4,784,343	4,804,528

			126,549,604

Apparel Retail 2.4%
[e] Ascena Retail Group Inc., Tranche B Term Loan, 5.50%, 8/21/22	United States	96,448,452	87,406,410
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50% - 4.563%, 6/18/21	United States	5,033,680	4,844,917

			92,251,327

Auto Parts & Equipment 1.0%
American Axle and Manufacturing Inc., Tranche B Term Loan, 3.24%, 4/06/24	United States	3,958,745	3,947,364
TI Group Automotive Systems LLC, Initial US Term Loan, 3.743%, 6/30/22	United States	36,339,238	36,611,782

			40,559,146

Broadcasting 1.0%
Gray Television Inc., Term B-2 Loan, 3.483%, 2/07/24	United States	18,917,920	19,111,829
[e] Marshall Broadcasting Group Inc., Term A Loans, 5.00%, 6/28/18	United States	553,440	553,440
Mission Broadcasting Inc., Term B Loans, 3.994%, 1/17/24	United States	1,185,497	1,194,944
Nexstar Broadcasting Group Inc., Term B Loans, 3.994%, 1/17/24	United States	12,227,994	12,325,439
[e] Nexstar Broadcasting Inc., Term A Loans, 5.50%, 1/17/22	United States	3,170,680	3,178,607
Sinclair Television Group Inc., Tranche B Term Loans, 3.25%, 1/31/24	United States	3,778,411	3,792,172
[e] WXXA-TV LLC and WLAJ-TV LLC, Term A Loans, 5.50%, 1/17/22	United States	267,550	264,540

			40,420,971

40	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[c,d] Senior Floating Rate Interests (continued)
Cable & Satellite 3.2%
Charter Communications Operating LLC (CCO Safari), Term Loan A-1, 2.75%, 5/18/21	United States	$29,296,655	$29,307,114
CSC Holdings LLC, March 2017 Incremental Term Loans, 3.244%, 7/17/25	United States	42,580,694	42,610,628
Mediacom LLC/US, Tranche K Term Loan, 3.20%, 2/15/24	United States	9,056,123	9,116,500
UPC Financing Partnership, Facility AP, 3.744%, 4/15/25	United States	17,720,000	17,806,385
Virgin Media Bristol LLC, I Facility, 3.744%, 1/31/25	United States	24,326,188	24,444,778

			123,285,405

Casinos & Gaming 1.6%
Aristocrat Technologies Inc., Tranche B-2 Loans, 3.406%, 10/20/21	United States	7,181,102	7,251,255
Boyd Gaming Corp., [e]Refinancing Term B Loans, 5.50%, 9/15/23	United States	15,895,777	15,990,866
Term A Loan, 2.695%, 9/15/21	United States	4,875,253	4,881,347
[e] Caesars Entertainment Operating Co. LLC., Term B Loans, 5.75%, 8/31/24	United States	2,882,954	2,867,337
[e] Eldorado Resorts Inc., Initial Term Loan, 5.25%, 4/17/24	United States	12,014,309	12,029,327
[e] Greektown Holdings LLC, Initial Term Loan, 6.00%, 4/25/24	United States	15,504,386	15,539,922
Las Vegas Sands LLC, Term B Loans, 2.99%, 3/29/24	United States	1,461,074	1,464,041

			60,024,095

Coal & Consumable Fuels 2.1%
Bowie Resource Holdings LLC, [e]First Lien Initial Term Loan, 6.75%, 8/14/20	United States	30,057,858	29,256,305
Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	4,464,778	4,120,990
Foresight Energy LLC, Term Loans, 6.75%, 3/28/22	United States	41,839,875	40,676,224
Westmoreland Coal Co., Term Loan, 7.647%, 12/16/20	United States	7,939,963	7,324,616

			81,378,135

Commodity Chemicals 1.9%
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	56,293,579	56,610,231
[e] Ineos U.S. Finance LLC., 2024 Dollar Term Loan, 3.743%, 3/31/24	United States	16,705,583	16,828,268

			73,438,499

Communications Equipment 0.9%
Ciena Corp., Refinancing Term Loan, 3.493%, 1/28/22	United States	16,337,585	16,470,328
CommScope Inc., Tranche 5 Term Loans, 3.493%, 12/29/22	United States	17,153,762	17,289,414

			33,759,742

Construction Machinery & Heavy Trucks 1.0%
[e] Allison Transmission Inc., Term Loans, 2.99%, 9/23/22	United States	36,857,311	37,269,412

Data Processing & Outsourced Services 1.6%
Global Payments Inc., Delayed Draw Term Loan (A-2), 3.196%, 10/31/21	United States	36,057,214	36,124,821
MoneyGram International Inc., Term Loan, 4.397%, 3/27/20	United States	23,123,614	23,176,613
[e] Neustar Inc., Term Loan B1, 6.25%, 9/01/19	United States	720,000	731,588

			60,033,022

Diversified Chemicals 1.8%
[e] Chemours Co., Tranche B-1 US Term Loans, 3.49%, 5/12/22	United States	37,812,879	38,066,944
[e] Huntsman International LLC, Term Loan B, 3.743%, 10/01/21	United States	2,795,489	2,826,046
[e] OCI Beaumont LLC, Term B-3 Loan, 8.025%, 8/20/19	United States	26,941,532	27,783,455
Unifrax I LLC, Initial Dollar Term Loans, 4.90%, 4/04/24	United States	2,111,331	2,121,007

			70,797,452

Diversified Metals & Mining 1.4%
[e] FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	Australia	54,855,314	55,260,037

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[c,d] Senior Floating Rate Interests (continued)
Diversified Real Estate Activities 0.3%
Realogy Group LLC, Initial Term A Loans, 2.99%, 10/23/20	United States	$12,784,335	$12,808,305

Diversified Support Services 0.2%
Ventia Pty. Ltd., Term B Loans (USD), 4.662%, 5/21/22	Australia	7,261,041	7,333,652

Electric Utilities 0.1%
EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.65%, 6/28/23	United States	3,112,224	3,139,456

Electronic Equipment & Instruments 0.0%†
Zebra Technologies Corp., Second Amendment Refinancing Term Loan, 3.60%, 10/27/21	United States	1,756,570	1,775,789

Fertilizers & Agricultural Chemicals 0.1%
[e] Mosaic Co., Term Loan A, 4.50%, 11/18/21	United States	4,299,217	4,272,347

Food Distributors 0.3%
[e] Aramark Corp., U.S. Term A Loan, 4.75%, 3/28/22	United States	12,014,309	12,055,615

Forest Products 0.8%
Appvion Inc., Term Loan, 7.75%, 6/28/19	United States	30,211,103	29,493,589

General Merchandise Stores 2.6%
[e] 99 Cents Only Stores, Tranche B-2 Loan, 4.554% - 4.647%, 1/11/19	United States	42,904,848	40,357,373
Dollar Tree Inc., Term A-1 Loans, 2.75%, 7/06/20	United States	10,220,707	10,191,834
[e] Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	56,690,720	51,942,872

			102,492,079

Health Care Distributors 0.4%
Mallinckrodt International Finance SA/CB LLC, Extended Term Loan B, 3.897%, 9/24/24	United States	15,850,000	15,868,830

Health Care Equipment 0.2%
Carestream Health Inc., Term Loan, 5.147%, 6/07/19	United States	6,504,659	6,466,041

Health Care Facilities 1.2%
[e] Community Health Systems Inc., 2019 Term A Loans, 3.493% - 3.554%, 1/27/19	United States	28,137,472	28,168,254
HCA Inc., Tranche A-5 Term Loan, 2.493%, 6/10/20	United States	19,066,226	19,104,359

			47,272,613

Health Care Services 0.8%
DaVita Healthcare Partners Inc., Tranche A Term Loan, 2.993%, 6/24/19	United States	15,038,420	15,108,920
Envision Healthcare Corp. (Emergency Medical), Initial Term Loans, 4.15%, 12/01/23	United States	13,545,399	13,694,615
[e] US Renal Care Inc., Intial Term Loan, 7.25%, 12/31/22	United States	2,708,744	2,552,146

			31,355,681

Hotels, Resorts & Cruise Lines 0.7%
Hilton Worldwide Finance LLC, Series B-2 Term Loans, 2.991%, 10/25/23	United States	19,779,950	19,977,749
[e] Station Casinos LLC, Revolving Commitment, 5.50%, 6/08/21	United States	8,232,000	7,892,430

			27,870,179

Household Products 0.3%
Spectrum Brands Inc.,
Term Loans, 2.852% - 3.486%, 6/23/22	United States	9,029,242	9,113,891
[e]USD Term Loans, 5.00%, 6/23/22	United States	1,031,513	1,039,106

			10,152,997

Independent Power Producers & Energy Traders 5.5%
[e] Calpine Construction Finance Co. LP, Term B-1 Loan, 3.24%, 5/03/20	United States	59,964,009	60,188,874
Calpine Corp., Term Loan (B5), 3.90%, 1/15/24	United States	19,314,017	19,404,561
[e] Helix Gen Funding LLC, Term Loan B, 6.75%, 5/01/24	United States	36,212,880	36,674,594

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[c,d] Senior Floating Rate Interests (continued)
Independent Power Producers & Energy Traders (continued)
Lightstone Holdco LLC,
Initial Term B Loan, 5.539%, 1/30/24	United States	$16,742,167	$16,858,759
Initial Term C Loan, 5.50%, 1/30/24	United States	1,032,869	1,040,062
NRG Energy Inc., Term Loans, 3.243%, 6/30/23	United States	76,117,771	76,538,018

			210,704,868

Industrial Machinery 2.5%
Harsco Corp., Initial Term Loan, 6.00%, 11/02/23	United States	3,188,462	3,258,209
[e] Mueller Water Products Inc., Loans, 3.493% - 3.647%, 11/25/21	United States	9,147,489	9,265,647
Navistar Inc., Tranche B Term Loans, 5.00%, 8/07/20	United States	55,083,196	55,863,560
[f] Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	Australia	40,657,849	26,834,180

			95,221,596

Integrated Telecommunication Services 2.9%
[e] Consolidated Communications Inc., Term Loan B-2, 6.00%, 10/05/23	United States	4,278,791	4,315,161
Global Tel*Link Corp.,
[e]Second Lien Term Loan, 9.00%, 11/20/20	United States	6,033,937	6,018,852
Term Loan, 5.00%, 5/23/20	United States	7,411,566	7,411,566
[e] Securus Technologies Holdings Inc., Second Lien Term Loan, 9.00%, 4/17/21	United States	666,667	666,042
Zayo Group LLC, 2017 Incremental Refinancing B-1 Term Loan, 2.991%, 1/19/21	United States	91,300,000	91,927,687

			110,339,308

Internet Software & Services 0.1%
Rackspace Hosting Inc., 2016 Refinancing Term B Loan, 4.535%, 11/03/23	United States	5,314,103	5,357,832

IT Consulting & Other Services 1.7%
Gartner Inc., Tranche A Term Loans, 2.993%, 3/21/22	United States	3,140,605	3,154,345
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%, 3/29/19	United States	63,973,532	63,333,796

			66,488,141

Leisure Facilities 1.8%
24 Hour Fitness Worldwide Inc., Term Loan, 4.897%, 5/28/21	United States	30,556,178	30,460,690
[e] Fitness International LLC, Term A Loan, 4.243%, 4/01/20	United States	40,107,694	40,107,694

			70,568,384

Life Sciences Tools & Services 0.5%
[e] Quintiles IMS Inc., Term Loan B, 5.00%, 3/02/24	United States	18,952,500	19,149,928

Marine 0.4%
Navios Maritime Partners LP, Initial Term Loan, 6.13%, 9/14/20	Greece	15,000,000	14,824,995

Metal & Glass Containers 0.6%
Owens-Brockway Glass Container Inc., Term A Loan, 2.695% - 2.742%, 4/22/20	United States	22,287,953	22,287,953

Movies & Entertainment 2.6%
AMC Entertainment Holdings Inc., 2016 Incremental Term Commitments, 3.742%, 12/15/23	United States	3,358,489	3,386,617
Cinemark USA Inc., Amended Term Loan Facility, 3.24%, 5/08/22	United States	1,227,095	1,241,156
[e] Lions Gate Entertainment Corp., Term A Loan, 3.482%, 12/08/21	United States	72,061,115	72,466,458
Live Nation Entertainment Inc., Term B-2 Loans, 3.50%, 10/31/23	United States	6,820,683	6,874,996
Regal Cinemas Corp., Term Loan, 3.493%, 4/01/22	United States	15,619,549	15,808,686

			99,777,913

Office Services & Supplies 0.2%
Conduent Business Services LLC, Delayed Draw Term A Loan, 3.243%, 12/07/21	United States	8,000,000	7,985,000

Oil & Gas Equipment & Services 0.3%
McDermott Finance LLC, Term Loan, 8.397%, 4/16/19	United States	11,490,217	11,669,752

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[c,d] Senior Floating Rate Interests (continued)
Oil & Gas Exploration & Production 3.2%
[e] Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	$84,633,286	$82,834,828
UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	42,235,679	39,134,018

			121,968,846

Oil & Gas Storage & Transportation 1.5%
Energy Transfer Equity LP, Loans, 3.733%, 2/02/24	United States	17,571,354	17,621,556
International Seaways Inc., Initial Term Loan, 5.79%, 8/05/19	United States	13,269,466	13,258,412
OSG Bulk Ships Inc., Initial Term Loan, 5.29%, 8/05/19	United States	21,276,970	20,975,539
[e] Strike LLC, Term Loan, 9.291%, 11/10/22	United States	6,122,500	6,244,950

			58,100,457

Packaged Foods & Meats 1.6%
[e] CSM Bakery Supplies LLC,
Second Lien Term Loan, 8.90%, 7/03/21	United States	15,590,519	13,446,823
Term Loans, 5.15%, 7/03/20	United States	8,832,746	8,265,975
[e] JBS USA LUX SA, New Initial Term Loans, 3.483%, 10/30/22	Brazil	37,674,706	37,857,202
Pinnacle Foods Finance LLC, Initial Term Loans, 2.983%, 2/03/24	United States	2,309,445	2,326,593

			61,896,593

Paper Packaging 0.6%
Caraustar Industries Inc., Refinancing Term Loans, 6.647%, 3/14/22	United States	23,223,978	23,441,702

Personal Products 2.7%
Coty Inc., Term A Loan, 2.483%, 10/27/20	United States	32,867,533	32,840,154
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	72,879,733	70,511,142

			103,351,296

Pharmaceuticals 3.8%
[e] Endo Luxembourg Finance Co. I S.A.R.L and Endo LLC, Initial Term Loans, 7.25%, 4/27/24	United States	39,996,893	40,253,113
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.195%, 1/31/25	United States	37,127,009	37,289,514
Horizon Pharma Inc., Second Amendment Refinancing Term Loans, 4.75%, 3/29/24	United States	8,481,332	8,544,942
RPI Finance Trust,
Term A-2 Term Loan, 3.397%, 10/14/20	United States	9,139,976	9,157,113
Term B-6 Term Loan, 3.153%, 3/13/23	United States	4,372,214	4,394,758
[e] Valeant Pharmaceuticals International Inc., Series F Tranche B Term Loan, 5.74%, 4/01/22	United States	48,793,280	49,103,313

			148,742,753

Restaurants 0.4%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Term B Loans, 2.994%, 6/16/23	United States	9,111,746	9,172,494
[e] NPC International Inc., Second Lien Initial Term Loan, 10.50%, 4/20/25	United States	8,228,426	8,346,710

			17,519,204

Retail REITs 0.2%
Capital Automotive LP, Tranche B-2 Term Loan, 4.00%, 3/24/24	United States	8,607,418	8,689,903

Semiconductor Equipment 0.1%
MKS Instruments Inc., Tranche B-2 Term Loans, 3.743%, 5/01/23	United States	3,050,402	3,086,626

Semiconductors 1.2%
[e] MACOM Technology Solutions Holdings Inc., Initial Term Loans, 3.989%, 5/07/21	United States	27,751,088	28,167,355
ON Semiconductor Corp., 2017 Replacement Term Loans, 3.243%, 3/31/23	United States	18,831,093	18,962,232

			47,129,587

44	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[c,d] Senior Floating Rate Interests (continued)
Specialized Consumer Services 1.5%
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.15%, 3/15/22	United States	$23,041,125	$23,101,608
NVA Holdings Inc.,
Second Lien Term Loan, 8.147%, 8/14/22	United States	307,870	311,077
[e]Term Loan B-2, 4.647%, 8/14/21	United States	7,134,935	7,208,518
Sabre GLBL Inc.,
Incremental Term A Loan, 3.493%, 7/18/21	United States	26,907,358	27,013,857
Term B Loan, 3.743%, 2/22/24	United States	1,896,612	1,916,763

			59,551,823

Specialty Chemicals 1.3%
Axalta Coating Systems U.S. Holdings Inc., Term B-1 Dollar Loans, 3.647%, 2/01/23	United States	11,028,720	11,152,826
Oxbow Carbon LLC,
Second Lien Initial Term Loan, 8.00%, 1/17/20	United States	26,864,314	27,032,216
Tranche B Term Loan, 6.25%, 7/19/19	United States	3,531,637	3,540,466
Solenis International LP and Solenis Holdings 3 LLC, Second Lien Term Loan, 7.804%, 7/31/22	United States	7,800,000	7,753,200

			49,478,708

Specialty Stores 2.1%
[e]PetSmart Inc., Tranche B-2 Loans, 4.02%, 3/11/22	United States	86,599,569	79,942,227

Technology Distributors 2.0%
Dell International LLC,
Term A-1 Loan, 3.00%, 12/31/18	United States	10,482,500	10,497,574
Term A-3 Loan, 3.00%, 12/31/18	United States	67,306,123	67,481,388

			77,978,962

Technology Hardware, Storage & Peripherals 0.7%
Western Digital Corp.,
[e]Term A Loan, 2.993%, 4/29/21	United States	18,839,286	18,988,437
US Term B-2 Loan, 3.743%, 4/29/23	United States	6,835,507	6,898,735

			25,887,172

Tires & Rubber 0.3%
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.99%, 4/30/19	United States	12,281,318	12,429,713

Trucking 1.6%
The Hertz Corp., Tranche B-1 Term Loan, 3.743%, 6/30/23	United States	46,168,213	46,280,032
Pilot Travel Centers LLC, Initial Tranche B Term Loans, 2.993%, 5/25/23	United States	16,159,500	16,287,435

			62,567,467

Total Senior Floating Rate Interests (Cost $3,051,069,870)			3,040,049,025

Asset-Backed Securities 9.3%
Other Diversified Financial Services 9.3%
[g] Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	3,540,000	3,556,496
[c,g] Ballyrock CLO LLC, 2014-1A, BR, 144A, FRN, 3.256%, 10/20/26	United States	5,200,000	5,210,452
[c,g] Birchwood Park CLO Ltd., 2014-1A, AR, 144A, FRN, 2.338%, 7/15/26	United States	8,625,000	8,641,129
[c,g] Bluemountain CLO Ltd., 2012-2A, AR, 144A, FRN, 2.472%, 11/20/28	United States	22,160,000	22,339,939
[c,g] Bristol Park CLO Ltd., 2016-1A, A, 144A, FRN, 2.578%, 4/15/29	United States	45,000,000	45,004,050
[c,g] Carlyle Global Market Strategies CLO Ltd.,
2014-2A, AR, 144A, FRN, 2.289%,5/15/25	United States	5,000,000	5,001,250
2015-2A, A1, 144A, FRN, 2.64%,4/27/27	United States	16,535,000	16,551,866

franklintempleton.com	Semiannual Report	45

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities (continued)
Other Diversified Financial Services (continued)
[c,g] Carlyle U.S. CLO Ltd., 2017-1A, A1A, 144A, FRN, 2.391%, 4/20/31	United States	$24,000,000	$24,087,600
[c,g] Cent CLO LP,
2013-17A, B, 144A, FRN, 4.039%,1/30/25	United States	3,850,000	3,859,086
2014-22A, A1R, 144A, FRN, 2.444%,11/07/26	United States	5,000,000	5,020,050
2014-22A, BR, 144A, FRN, 3.984%,11/07/26	United States	7,400,000	7,401,110
[c,g] Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 2.358%, 7/15/26	United States	6,510,000	6,512,995
[g] Emerson Park CLO Ltd., 2013-1A, C2R, 144A, 4.055%, 7/15/25	United States	3,600,000	3,582,936
[c,g] Flatiron CLO Ltd., 2014-1A, A1R, 144A, FRN, 2.338%, 7/17/26	United States	16,400,000	16,403,936
[g] Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	3,500,000	3,532,375
[c,g] LCM XXI LP, 21A, A, 144A, FRN, 2.706%, 4/20/28	United States	30,320,000	30,504,649
[c,g] LCM XXIV Ltd., 24A, A, 144A, FRN, 2.546%, 3/20/30	United States	52,000,000	52,007,800
[c,g] Madison Park Funding Ltd., 2016-21A, A1, 144A, FRN, 2.568%, 7/25/29	United States	17,200,000	17,251,944
[c,g] Magnetite XIV Ltd., 2015-14A, A, 144A, FRN, 2.548%, 7/18/28	United States	3,140,000	3,165,434
[c,g] Octagon Investment Partners 24 Ltd., 2015-1A, A1, 144A, FRN, 2.502%, 5/21/27	United States	3,300,000	3,314,718
[c,g] Octagon Investment Partners 30 Ltd., 144A, FRN, 2.355%, 3/17/30	United States	23,071,429	23,129,338
[c,g] Octagon Investment Partners XIX Ltd., 2014-14, AR, 144A, FRN, 2.258%, 4/15/26	United States	5,600,000	5,593,336
[c,g] Octagon Investment Partners XVII Ltd., 2013-1A, A1, 144A, FRN, 2.486%, 10/25/25	United States	6,820,000	6,839,028
[c,g] Venture XXIV CLO Ltd., 2016-24A, A1D, 144A, FRN, 2.576%, 10/20/28	United States	34,000,000	34,245,140
[c,g] Voya CLO Ltd., 2015-1A, A1, 144A, FRN, 2.638%, 4/18/27	United States	6,900,000	6,920,700
[c,g] Ziggurat CLO I Ltd., 2014-1A, C, 144A, FRN, 4.258%, 10/17/26	United States	1,340,000	1,344,247

Total Asset-Backed Securities (Cost $360,314,012)			361,021,604

Total Investments before Short Term Investments (Cost $3,431,262,409)			3,411,269,107

Short Term Investments 21.6%
U.S. Government and Agency Securities (Cost $66,538,690) 1.7%
[h] U.S. Treasury Bill, 6/22/17	United States	66,600,000	66,533,533

		Shares
Money Market Funds (Cost $766,726,003) 19.9%
[i,j] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	766,726,003	766,726,003

Total Investments (Cost $4,264,527,102) 109.9%			4,244,528,643
Other Assets, less Liabilities (9.9)%			(381,272,890)

Net Assets 100.0%			$3,863,255,753

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cThe coupon rate shown represents the rate at period end.

dSee Note 1(i) regarding senior floating rate interests.

eA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

fAt April 30, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

hThe security was issued on a discount basis with no stated coupon rate.

i See Note 3(f) regarding investments in affiliated management investment companies.

jThe rate shown is the annualized seven-day yield at period end.

At April 30, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate	Exchange	Notional Amount	Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating
Centrally Cleared Swap Contracts
Contracts to Buy Protection
Traded Index
CDX.NA.HY.26	5.00%	ICE	$50,688,000	6/20/21	$(3,950,810)	$—	$(783,852)	$(4,734,662)

See Note 10 regarding other derivative information.

See Abbreviations on page 131.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	47

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Low Duration Total Return Fund

	Six Months Ended April 30, 2017 (unaudited)
			Year Ended October 31,
			2016		2015	2014	2013	2012

Class A

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.89		$ 9.91		$ 10.11	$ 10.16	$ 10.29	$ 10.27

Income from investment operations[a]:

Net investment income	0.082		0.151		0.134	0.144	0.166	0.169

Net realized and unrealized gains (losses)	0.018		0.031		(0.135)	(0.011)	(0.032)	0.158

Total from investment operations	0.100		0.182		(0.001)	0.133	0.134	0.327

Less distributions from net investment income and net foreign currency gains	(0.130)		(0.202)		(0.199)	(0.183)	(0.264)	(0.307)

Net asset value, end of period	$ 9.86		$ 9.89		$ 9.91	$ 10.11	$ 10.16	$ 10.29

Total return[b]	1.02%		1.88%		(0.02)%	1.32%	1.32%	3.26%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.95%		0.95%		0.96%	0.93%	0.98%	1.01%

Expenses net of waiver and payments by affiliates	0.80%	[d]	0.80%	[d]	0.80% [d]	0.80% [d]	0.80% [d]	0.89%

Net investment income	1.74%		1.57%		1.27%	1.24%	1.25%	1.47%

Supplemental data

Net assets, end of period (000’s)	$1,457,581		$1,524,437		$1,656,001	$1,589,854	$1,296,612	$904,878

Portfolio turnover rate	20.40%		44.76%		41.28%	78.63%	64.86%	51.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

48	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
			Year Ended October 31,
			2016		2015	2014		2013		2012[a]

Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.86		$ 9.90		$ 10.11	$ 10.16		$ 10.29		$ 10.29

Income from investment operations[b]:

Net investment income	0.061		0.113		0.104	0.098		0.189		0.013

Net realized and unrealized gains (losses)	0.022		0.024		(0.145)	(0.001)		(0.090)		0.005

Total from investment operations	0.083		0.137		(0.041)	0.097		0.099		0.018

Less distributions from net investment income and net foreign currency gains	(0.113)		(0.177)		(0.169)	(0.147)		(0.229)		(0.018)

Net asset value, end of period	$ 9.83		$ 9.86		$ 9.90	$ 10.11		$ 10.16		$ 10.29

Total return[c]	0.85%		1.41%		(0.41)%	0.96%		0.97%		0.17%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.34%		1.35%		1.36%	1.33%		1.38%		1.41%

Expenses net of waiver and payments by affiliates	1.19%	[e]	1.20%	[e]	1.20% [e]	1.20%	[e]	1.20%	[e]	1.29%

Net investment income	1.35%		1.17%		0.87%	0.84%		0.84%		1.07%

Supplemental data

Net assets, end of period (000’s)	$ 198,093		$ 218,066		$ 211,354	$ 165,952		$ 114,200		$ 1,034

Portfolio turnover rate	20.40%		44.76%		41.28%	78.63%		64.86%		51.42%

aFor the period October 1, 2012 (effective date) to October 31, 2012.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	49

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013[a]

Class R6

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.94	$ 9.95	$ 10.14	$ 10.19	$ 10.27

Income from investment operations[b]:

Net investment income	0.106	0.195	0.165	0.164[c]	0.089

Net realized and unrealized gains (losses)	0.022	0.021	(0.130)	0.003	(0.046)

Total from investment operations	0.128	0.216	0.035	0.167	0.043

Less distributions from net investment income and net foreign currency gains	(0.148)	(0.226)	(0.228)	(0.217)	(0.123)

Net asset value, end of period	$ 9.92	$ 9.94	$ 9.95	$ 10.14	$ 10.19

Total return[d]	1.30%	2.22%	0.37%	1.66%	0.43%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.53%	0.53%	0.54%	0.55%	0.62%

Expenses net of waiver and payments by affiliates[f]	0.41%	0.42%	0.42%	0.42%	0.43%

Net investment income	2.13%	1.95%	1.65%	1.62%	1.61%

Supplemental data

Net assets, end of period (000’s)	$586,401	$553,233	$508,675	$418,539	$943

Portfolio turnover rate	20.40%	44.76%	41.28%	78.63%	64.86%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

50	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
			Year Ended October 31,
			2016		2015		2014		2013		2012

Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.94		$ 9.95		$ 10.14		$ 10.19		$ 10.31		$ 10.29

Income from investment operations[a]:

Net investment income	0.108		0.184		0.134		0.166		0.231		0.202

Net realized and unrealized gains (losses)	0.004		0.025		(0.106)		(0.010)		(0.064)		0.146

Total from investment operations	0.112		0.209		0.028		0.156		0.167		0.348

Less distributions from net investment income and net foreign currency gains	(0.142)		(0.219)		(0.218)		(0.206)		(0.287)		(0.328)

Net asset value, end of period	$ 9.91		$ 9.94		$ 9.95		$ 10.14		$ 10.19		$ 10.31

Total return[b]	1.13%		2.14%		0.27%		1.54%		1.64%		3.46%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.70%		0.70%		0.71%		0.68%		0.73%		0.76%

Expenses net of waiver and payments by affiliates	0.55%	[d]	0.55%	[d]	0.55%	[d]	0.55%	[d]	0.55%	[d]	0.64%

Net investment income	1.99%		1.82%		1.52%		1.49%		1.50%		1.72%

Supplemental data

Net assets, end of period (000’s)	$374,186		$224,887		$150,464		$198,694		$156,129		$70,442

Portfolio turnover rate	20.40%		44.76%		41.28%		78.63%		64.86%		51.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	51

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2017 (unaudited)

Franklin Low Duration Total Return Fund

	Country	Shares/ Warrants		Value
Common Stocks and Other Equity Interests 0.1%
Energy 0.1%	United States	57,719		$1,587,272
[a] Energy XXI Gulf Coast Inc.
[a,b] Halcon Resources Corp.	United States	98,168		631,163
[a] Halcon Resources Corp., wts., 9/09/20	United States	8,753		9,191
[a] Linn Energy Inc.	United States	8,053		225,725

				2,453,351

Materials 0.0%†
[a] Verso Corp., A	United States	1,387		8,419
[a] Verso Corp., wts., 7/25/23	United States	146		22

				8,441

Retailing 0.0%†
[a,b] Holdco 2, A	South Africa	12,326,925		9,223
[a,b] Holdco 2, B	South Africa	1,226,701		918

				10,141

Total Common Stocks and Other Equity Interests (Cost $5,980,585)				2,471,933

Management Investment Companies 2.0%
Diversified Financials 2.0%
[c] Franklin Lower Tier Floating Rate Fund	United States	1,893,663		19,978,147
[c] Franklin Middle Tier Floating Rate Fund	United States	2,389,308		24,036,434
PowerShares Senior Loan Portfolio ETF	United States	380,000		8,846,400

Total Management Investment Companies (Cost $50,273,822)				52,860,981

		Principal Amount*
Corporate Bonds 36.9%
Automobiles & Components 1.2%
Delphi Automotive PLC, senior note, 3.15%, 11/19/20	United States	10,500,000		10,675,350
Fiat Chrysler Automobiles NV, senior note, 4.50%, 4/15/20	United Kingdom	4,000,000		4,135,000
Ford Motor Credit Co. LLC,
senior note, 2.597%, 11/04/19	United States	4,000,000		4,023,696
senior note, 3.157%, 8/04/20	United States	11,300,000		11,507,863

				30,341,909

Banks 9.7%
[d] ANZ New Zealand International Ltd. of London, senior note, 144A, 2.85%, 8/06/20	New Zealand	7,500,000		7,607,850
[e] Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.875%, 4/16/21	Italy	6,300,000	EUR	7,354,226
Banco Comercial Portugues SA, secured note, 4.75%, 6/22/17	Portugal	4,500,000	EUR	4,934,938
[e] Banco Popular Espanol SA, secured note, Reg S, 1.00%, 3/03/22	Spain	6,000,000	EUR	6,649,327
Bank of America Corp.,
senior note, 2.65%, 4/01/19	United States	9,300,000		9,413,906
[f]senior note, FRN, 2.198%, 1/15/19	United States	16,671,000		16,858,982
Barclays PLC, senior note, 3.25%, 1/12/21	United Kingdom	7,000,000		7,117,040

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Banks (continued)
BB&T Corp.,
senior note, 2.05%, 6/19/18	United States	1,000,000		$1,004,526
[f]senior note, FRN, 1.694%, 2/01/19	United States	2,000,000		2,014,204
Citigroup Inc.,
senior note, 2.40%, 2/18/20	United States	11,300,000		11,367,077
[f]senior note, FRN, 2.032%, 6/07/19	United States	5,000,000		5,034,760
[f] Credit Suisse New York, senior note, FRN, 1.542%, 5/26/17	Switzerland	5,400,000		5,401,960
Depfa ACS Bank, secured bond, 2.125%, 10/13/17	Ireland	5,000,000	CHF	5,083,409
HSBC Holdings PLC, senior note, 3.40%, 3/08/21	United Kingdom	3,300,000		3,392,945
HSBC USA Inc., senior note, 2.00%, 8/07/18	United States	7,500,000		7,520,985
Industrial and Commercial Bank of China Ltd./New York, 3.231%, 11/13/19	China	5,400,000		5,509,458
[d,f] ING Bank NV, senior note, 144A, FRN, 1.838%, 10/01/19	Netherlands	5,000,000		5,016,500
Intesa Sanpaolo SpA,
senior note, 3.875%, 1/16/18	Italy	5,900,000		5,969,207
senior note, 3.875%, 1/15/19	Italy	10,100,000		10,332,957
[e,f]senior note, Reg S, FRN, 0.00%, 5/18/17	Italy	2,150,000	EUR	2,342,323
JPMorgan Chase & Co., senior note, 1.85%, 3/22/19	United States	8,000,000		8,002,112
senior note, 2.20%, 10/22/19	United States	21,400,000		21,502,506
senior note, 2.40%, 6/07/21	United States	2,600,000		2,596,643
National Australia Bank of New York, senior note, 1.875%, 7/23/18	Australia	7,600,000		7,610,997
[d] Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%, 2/05/19	Germany	6,500,000		6,526,585
PHH Corp., senior note, 7.375%, 9/01/19	United States	1,800,000		1,957,500
Regions Financial Corp., senior note, 2.00%, 5/15/18	United States	4,500,000		4,505,184
Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	6,300,000		6,301,625
[d] The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/21	Canada	12,700,000		12,723,222
[e] Unione di Banche Italiane SpA, senior note, Reg S, 2.875%, 2/18/19	Italy	5,800,000	EUR	6,633,079
Wells Fargo & Co.,
senior note, 2.50%, 3/04/21	United States	2,600,000		2,609,555
[f]senior note, FRN, 2.033%, 7/22/20	United States	21,600,000		21,878,942
[d] Westpac Banking Corp.,
secured note, 144A, 2.10%, 2/25/22	Australia	9,700,000		9,656,738
senior secured note, 144A, 2.25%, 11/09/20	Australia	6,300,000		6,317,420
[d] Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	5,300,000		5,489,926

				254,238,614

Capital Goods 0.8%
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	2,800,000		2,821,000
John Deere Capital Corp.,
senior note, 1.30%, 3/12/18	United States	1,700,000		1,699,657
senior note, 1.95%, 3/04/19	United States	3,750,000		3,768,776
Lockheed Martin Corp., senior note, 1.85%, 11/23/18	United States	4,200,000		4,213,007
United Technologies Corp., senior note, 4.50%, 4/15/20	United States	7,500,000		8,084,115

				20,586,555

Commercial & Professional Services 0.0%†
Republic Services Inc., senior note, 3.80%, 5/15/18	United States	1,035,000		1,056,193

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Durables & Apparel 0.7%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	13,000,000	$13,666,250
KB Home, senior note, 4.75%, 5/15/19	United States	4,000,000	4,155,000

			17,821,250

Consumer Services 0.4%
Marriott International Inc., senior note, 2.875%, 3/01/21	United States	10,000,000	10,150,710

Diversified Financials 4.2%
American Express Credit Corp., senior note, 1.55%, 9/22/17	United States	4,600,000	4,602,599
[f] Bank of New York Mellon Corp., senior note, FRN, 1.912%, 8/17/20	United States	6,400,000	6,515,725
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	11,900,000	11,924,811
Capital One Financial Corp., senior note, 3.05%, 3/09/22	United States	6,600,000	6,626,261
[f] Deutsche Bank AG, senior note, FRN, 2.362%, 8/20/20	Germany	7,500,000	7,527,038
[f] The Goldman Sachs Group Inc., senior note, FRN, 2.331%, 9/15/20	United States	20,000,000	20,315,880
[d] Hutchison Whampoa International 14 Ltd., 144A, 1.625%, 10/31/17	Hong Kong	4,700,000	4,697,979
[d] Lincoln Finance Ltd., senior secured note, 144A, 7.375%, 4/15/21	Netherlands	400,000	428,000
[f] Morgan Stanley, senior note, FRN, 2.31%, 1/27/20	United States	22,400,000	22,791,104
Navient Corp., senior note, 5.50%, 1/15/19	United States	3,400,000	3,540,250
[d] Park Aerospace Holdings Ltd., senior note, 144A, 5.25%, 8/15/22	Ireland	3,100,000	3,274,375
[d] Pricoa Global Funding I, secured note, 144A, 2.55%, 11/24/20	United States	5,600,000	5,640,701
[d] Protective Life Global Funding,
secured note, 144A, 2.262%, 4/08/20	United States	7,000,000	7,007,791
senior secured note, 144A, 1.722%, 4/15/19	United States	4,300,000	4,262,973
[d,f] Seven and Seven Ltd., senior note, 144A, FRN, 2.43%, 9/11/19	South Korea	1,000,000	998,637

			110,154,124

Energy 2.8%
Anadarko Petroleum Corp., senior note, 4.85%, 3/15/21	United States	2,300,000	2,475,113
[d] California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	1,656,000	1,281,330
[d] CNPC General Capital Ltd.,
senior note, 144A, 1.95%, 4/16/18	China	1,500,000	1,498,830
[f]senior note, 144A, FRN, 1.936%, 5/14/17	China	7,500,000	7,537,507
Enable Midstream Partners LP, senior note, 2.40%, 5/15/19	United States	3,700,000	3,672,143
Energy Transfer Partners LP, senior note, 4.15%, 10/01/20	United States	2,600,000	2,707,809
EnLink Midstream Partners LP, senior note, 2.70%, 4/01/19	United States	800,000	801,409
Enterprise Products Operating LLC, senior note, 2.55%, 10/15/19	United States	7,500,000	7,577,070
[d] Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	2,500,000	2,571,790
Kinder Morgan Inc., senior note, 3.05%, 12/01/19	United States	4,500,000	4,590,945
[d] Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	1,300,000	1,313,822
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	5,000,000	5,441,955
Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	1,900,000	1,847,750
[d] Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 2.50%, 4/28/20	China	7,400,000	7,387,790
[d] Sinopec Group Overseas Development 2017 Ltd., senior note, 144A, 2.375%, 4/12/20	China	5,100,000	5,088,448
[f] Statoil ASA, senior note, FRN, 1.498%, 11/08/18	Norway	6,900,000	6,935,190
Transocean Inc., senior bond, 7.375%, 4/15/18	United States	7,000,000	7,210,000
Williams Partners LP, senior note, 4.125%, 11/15/20	United States	1,700,000	1,781,940

			71,720,841

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Food & Staples Retailing 0.5%
The Kroger Co., senior note, 2.60%, 2/01/21	United States	7,500,000	$7,534,958
Walgreens Boots Alliance Inc., senior note, 1.75%, 11/17/17	United States	5,900,000	5,910,372

			13,445,330

Food, Beverage & Tobacco 1.8%
Anheuser-Busch InBev Finance Inc., senior note, 2.65%, 2/01/21	Belgium	6,500,000	6,580,730
Coca-Cola Femsa SAB de CV, senior note, 2.375%, 11/26/18	Mexico	5,500,000	5,514,795
Constellation Brands Inc., senior note, 7.25%, 5/15/17	United States	6,600,000	6,612,659
[d] Imperial Brands Finance PLC, senior note, 144A, 2.95%, 7/21/20	United Kingdom	6,000,000	6,107,793
[d] JBS USA LLC/Finance Inc., senior note, 144A, 7.25%, 6/01/21	United States	2,500,000	2,581,250
Kraft Heinz Foods Co.,
senior note, 2.25%, 6/05/17	United States	7,000,000	7,006,622
senior note, 2.00%, 7/02/18	United States	6,400,000	6,418,298
[f] Mondelez International Inc., senior note, FRN, 1.554%, 2/01/19	United States	500,000	502,197
Reynolds American Inc., senior note, 2.30%, 6/12/18	United States	6,200,000	6,235,774

			47,560,118

Health Care Equipment & Services 1.5%
Aetna Inc., senior note, 1.50%, 11/15/17	United States	1,000,000	999,953
CHS/Community Health Systems Inc., senior note, 7.125%, 7/15/20	United States	2,000,000	1,802,500
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	1,600,000	1,621,829
HCA Inc., senior secured note, first lien, 4.25%, 10/15/19	United States	3,000,000	3,116,250
Stryker Corp., senior note, 2.00%, 3/08/19	United States	10,100,000	10,138,612
Tenet Healthcare Corp.,
senior note, 5.00%, 3/01/19	United States	10,600,000	10,699,428
senior note, 5.50%, 3/01/19	United States	3,000,000	3,045,000
Zimmer Holdings Inc., senior note, 2.70%, 4/01/20	United States	7,500,000	7,587,683

			39,011,255

Household & Personal Products 0.6%
Avon Products Inc., senior note, 6.60%, 3/15/20	United States	10,000,000	10,212,500
Colgate-Palmolive Co., senior note, 0.90%, 5/01/18	United States	2,200,000	2,191,081
The Procter & Gamble Co., senior note, 1.70%, 11/03/21	United States	3,200,000	3,168,007

			15,571,588

Insurance 1.5%
[d] Jackson National Life Global Funding, secured note, 144A, 2.25%, 4/29/21	United States	7,600,000	7,527,625
[d] Metropolitan Life Global Funding I, senior secured bond, 144A, 3.875%, 4/11/22	United States	5,900,000	6,249,492
[d] New York Life Global Funding,
secured note, 144A, 2.10%, 1/02/19	United States	10,000,000	10,070,610
secured note, 144A, 2.15%, 6/18/19	United States	6,400,000	6,425,555
[f] Prudential Financial Inc., senior note, FRN, 1.819%, 8/15/18	United States	5,700,000	5,733,716
[d] TIAA Asset Management Finance LLC, senior note, 144A, 2.95%, 11/01/19	United States	4,200,000	4,270,577

			40,277,575

Materials 0.3%
[d] BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 6.50%, 5/15/21	Australia	3,500,000	3,713,745
EI du Pont de Nemours & Co., senior note, 2.20%, 5/01/20	United States	1,400,000	1,402,786
Reynolds Group Holdings Inc., senior bond, 8.125%, 6/15/17	United States	2,100,000	2,121,000

			7,237,531

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Media 1.3%
CBS Corp., senior note, 2.30%, 8/15/19	United States	11,437,000	$11,510,780
CSC Holdings LLC,
senior bond, 7.625%, 7/15/18	United States	3,500,000	3,714,375
senior note, 8.625%, 2/15/19	United States	3,000,000	3,312,150
[d] NBCUniversal Enterprise Inc., senior note, 144A, 1.974%, 4/15/19	United States	10,000,000	10,037,060
Time Warner Inc., senior note, 2.10%, 6/01/19	United States	4,500,000	4,510,944

			33,085,309

Pharmaceuticals, Biotechnology & Life Sciences 1.8%
AbbVie Inc., senior note, 1.80%, 5/14/18	United States	8,600,000	8,614,319
Actavis Funding SCS, senior note, 2.35%, 3/12/18	United States	6,200,000	6,227,763
Amgen Inc.,
senior note, 2.125%, 5/15/17	United States	2,500,000	2,500,620
[f]senior note, FRN, 1.65%, 5/22/19	United States	6,200,000	6,251,119
Baxalta Inc., senior note, 2.00%, 6/22/18	United States	10,200,000	10,222,338
Biogen Inc., senior note, 2.90%, 9/15/20	United States	7,500,000	7,655,040
Celgene Corp., senior note, 2.30%, 8/15/18	United States	3,000,000	3,019,023
[d] Valeant Pharmaceuticals International Inc., senior note, 144A, 5.375%, 3/15/20	United States	3,800,000	3,268,000

			47,758,222

Real Estate 0.3%
American Tower Corp., senior note, 3.40%, 2/15/19	United States	3,600,000	3,679,254
Prologis LP, senior note, 2.75%, 2/15/19	United States	4,800,000	4,868,453

			8,547,707

Retailing 0.6%
Dollar General Corp., senior note, 1.875%, 4/15/18	United States	8,200,000	8,213,973
[d] Experian Finance PLC, 144A, 2.375%, 6/15/17	United Kingdom	1,000,000	1,001,040
[d,g] K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	909,211	86,375
[d,g] K2016740260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	131,325	177,945
Toys R Us Inc., senior bond, 7.375%, 10/15/18	United States	5,740,000	5,424,300

			14,903,633

Semiconductors & Semiconductor Equipment 0.2%
Maxim Integrated Products Inc., senior note, 2.50%, 11/15/18	United States	5,200,000	5,244,304

Software & Services 0.9%
Alibaba Group Holding Ltd., senior note, 2.50%, 11/28/19	China	11,900,000	11,966,402
Fiserv Inc., senior note, 2.70%, 6/01/20	United States	11,300,000	11,475,817

			23,442,219

Technology Hardware & Equipment 1.8%
[f] Apple Inc., senior note, FRN, 1.285%, 5/03/18	United States	7,300,000	7,317,221
Cisco Systems Inc., senior note, 2.45%, 6/15/20	United States	8,700,000	8,860,437
[d] Diamond 1 Finance Corp./Diamond 2 Finance Corp., senior secured note,
first lien, 144A, 3.48%, 6/01/19	United States	6,400,000	6,549,728
[f] Hewlett Packard Enterprise Co., senior note, FRN, 3.08%, 10/05/18	United States	8,100,000	8,258,622
Juniper Networks Inc.,
senior note, 3.125%, 2/26/19	United States	7,500,000	7,651,252
senior note, 3.30%, 6/15/20	United States	500,000	513,099

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Technology Hardware & Equipment (continued)
[d] Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	6,500,000		$6,678,750

				45,829,109

Telecommunication Services 1.3%
AT&T Inc., senior note, 2.45%, 6/30/20	United States	7,400,000		7,417,005
CenturyLink Inc., senior note, 5.625%, 4/01/20	United States	3,400,000		3,621,000
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	2,000,000		1,882,400
[d] Sprint Communications Inc., senior note, 144A, 9.00%, 11/15/18	United States	1,000,000		1,096,250
[d] Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, 144A, 3.36%, 3/20/23	United States	2,500,000		2,523,025
Telefonica Emisiones S.A.U., senior note, 3.192%, 4/27/18	Spain	2,300,000		2,330,762
T-Mobile USA Inc., senior note, 4.00%, 4/15/22	United States	1,800,000		1,846,692
Verizon Communications Inc.,
senior note, 2.625%, 2/21/20	United States	8,824,000		8,966,084
[f]senior note, FRN, 2.871%, 9/14/18	United States	4,800,000		4,898,986

				34,582,204

Transportation 0.4%
FedEx Corp., senior note, 0.50%, 4/09/20	United States	7,100,000	EUR	7,812,183
XPO CNW Inc., senior bond, 7.25%, 1/15/18	United States	3,275,000		3,389,625

				11,201,808

Utilities 2.3%
Dominion Resources Inc., senior note, 2.50%, 12/01/19	United States	9,500,000		9,601,830
Duke Energy Corp., senior note, 2.10%, 6/15/18	United States	5,100,000		5,119,278
[d] Engie SA, senior note, 144A, 1.625%, 10/10/17	France	1,000,000		1,000,025
[d] Korea Western Power Co. Ltd., senior note, 144A, 3.125%, 5/10/17	South Korea	5,200,000		5,201,248
PSEG Power LLC, senior note, 3.00%, 6/15/21	United States	7,700,000		7,805,151
Sempra Energy, senior note, 2.85%, 11/15/20	United States	9,600,000		9,755,270
The Southern Co.,
senior note, 2.45%, 9/01/18	United States	7,000,000		7,057,722
senior note, 2.35%, 7/01/21	United States	6,500,000		6,420,850
[d] State Grid Overseas Investment 2013 Ltd., senior note, 144A, 1.75%, 5/22/18	China	2,000,000		1,995,670
[d] State Grid Overseas Investment 2014 Ltd., senior note, 144A, 2.75%, 5/07/19	China	2,200,000		2,225,355
[d] Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	1,900,000		1,781,250
[e] Veolia Environnement SA, senior bond, Reg S, 4.625%, 3/30/27	France	1,000,000	EUR	1,438,067
Virginia Electric & Power Co., senior note, 1.20%, 1/15/18	United States	900,000		897,338

				60,299,054

Total Corporate Bonds (Cost $960,159,634)				964,067,162

[f,h] Senior Floating Rate Interests 2.6%
Automobiles & Components 0.1%
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.99%, 4/30/19	United States	178,394		180,550
TI Group Automotive Systems LLC, Initial US Term Loan, 3.743%, 6/30/22	United States	1,597,095		1,609,072

				1,789,622

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
[f,h] Senior Floating Rate Interests (continued)
Capital Goods 0.0%†
[i] Allison Transmission Inc., Term Loans, 2.99%, 9/23/22	United States	874,812	$884,593
Harsco Corp., Initial Term Loan, 6.00%, 11/02/23	United States	135,219	138,177
Leidos (Abacus Innovations Corp.), B Term Loan, 3.25%, 8/16/23	United States	211,788	214,171

			1,236,941

Commercial & Professional Services 0.0%†
KAR Auction Services Inc., Tranche B-3 Term Loans, 4.50%, 3/09/23	United States	904,274	915,713

Consumer Services 0.3%
Aristocrat Technologies Inc., Tranche B-2 Loans, 3.406%, 10/20/21	United States	157,243	158,779
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.15%, 3/15/22	United States	1,559,572	1,563,666
[i] Caesars Entertainment Operating Co. LLC., Term B Loans, 5.75%, 8/31/24	United States	166,833	165,929
Fitness International LLC, Term A Loan, 4.243%, 4/01/20	United States	3,244,978	3,244,978
[i] Greektown Holdings LLC, Initial Term Loan, 6.00%, 4/25/24	United States	684,685	686,255
Prime Security Services Borrower LLC, 2016-2 Refinancing Term B-1 Loan, 4.25%, 5/02/22	United States	867,903	877,744

			6,697,351

Diversified Financials 0.1%
First Eagle Investment Management LLC, Initial Term Loans, 4.656%, 12/01/22	United States	890,242	894,972
Russell Investments US Institutional Holdco Inc., Initial Term Loan, 6.75%, 6/01/23	United States	602,222	608,244

			1,503,216

Energy 0.4%
Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.75%, 8/14/20	United States	2,048,419	1,993,793
[i] Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	5,036,382	4,929,359
International Seaways Inc., Initial Term Loan, 5.79%, 8/05/19	United States	1,776,597	1,775,117
McDermott Finance LLC, Term Loan, 8.397%, 4/16/19	United States	138,185	140,344
OSG Bulk Ships Inc., Initial Term Loan, 5.29%, 8/05/19	United States	1,038,624	1,023,910

			9,862,523

Food & Staples Retailing 0.0%†
[i] Aramark Corp., U.S. Term A Loan, 4.75%, 3/28/22	United States	157,108	157,648

Food, Beverage & Tobacco 0.1%
JBS USA LUX SA, New Initial Term Loans, 3.483%, 10/30/22	Brazil	3,000,000	3,014,532

Health Care Equipment & Services 0.0%†
Carestream Health Inc., Term Loan, 5.147%, 6/07/19	United States	630,882	627,137

Household & Personal Products 0.1%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	3,650,460	3,531,820
Spectrum Brands Inc., Term Loans, 2.852% - 3.486%, 6/23/22	United States	34,272	34,593

			3,566,413

Materials 0.2%
Chemours Co., Tranche B-1 US Term Loans, 3.49%, 5/12/22	United States	2,864,999	2,884,249
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	552,588	555,696
[i] FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	Australia	1,019,812	1,027,336
OCI Beaumont LLC, Term B-3 Loan, 8.025%, 8/20/19	United States	824,833	850,610

			5,317,891

58	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
[f,h] Senior Floating Rate Interests (continued)
Media 0.1%
Altice US Finance I Corp., March 2017 Refinancing TL Commitments, 3.241%, 7/28/25	United States	116,095	$116,124
AMC Entertainment Holdings Inc.,
2016 Incremental Term Commitments, 3.742%, 12/15/23	United States	45,073	45,451
Initial Term Loans, 3.744%, 12/15/22	United States	70,333	70,831
Charter Communications Operating LLC (CCO Safari), Term Loan A-1, 2.75%, 5/18/21	United States	1,273,000	1,273,454
CSC Holdings LLC, March 2017 Incremental Term Loans, 3.244%, 7/17/25	United States	1,246,599	1,247,476
Lions Gate Entertainment Corp., Term A Loan, 3.482%, 12/08/21	United States	310,428	312,174
Live Nation Entertainment Inc., Term B-2 Loans, 3.50%, 10/31/23	United States	44,960	45,318
UPC Financing Partnership, Facility AP, 3.744%, 4/15/25	United States	286,448	287,844

			3,398,672

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
[i] Endo Luxembourg Finance Co. I S.A.R.L and Endo LLC, Initial Term Loans, 7.25%, 4/27/24	United States	2,687,915	2,705,134
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.195%, 1/31/25	United States	1,456,927	1,463,304
RPI Finance Trust, Term A-2 Term Loan, 3.397%, 10/14/20	United States	344,133	344,778
Valeant Pharmaceuticals International Inc., Series F Tranche B Term Loan, 5.74%, 4/01/22	United States	1,222,869	1,230,639

			5,743,855

Retailing 0.3%
Ascena Retail Group Inc., Tranche B Term Loan, 5.50%, 8/21/22	United States	3,261,781	2,955,989
Dollar Tree Inc., Term A-1 Loans, 2.75%, 7/06/20	United States	507,075	505,642
[i] PetSmart Inc., Tranche B-2 Loans, 4.02%, 3/11/22	United States	3,711,517	3,426,194

			6,887,825

Semiconductors & Semiconductor Equipment 0.1%
MACOM Technology Solutions Holdings Inc., Initial Term Loans, 3.989%, 5/07/21	United States	843,601	856,255
MKS Instruments Inc., Tranche B-2 Term Loans, 3.743%, 5/01/23	United States	185,539	187,742
ON Semiconductor Corp., 2017 Replacement Term Loans, 3.243%, 3/31/23	United States	2,144,420	2,159,354

			3,203,351

Software & Services 0.2%
Global Payments Inc., Delayed Draw Term Loan (A-2), 3.196%, 10/31/21	United States	645,986	647,197
MoneyGram International Inc., Term Loan, 4.397%, 3/27/20	United States	3,509,503	3,517,547
Rackspace Hosting Inc., 2016 Refinancing Term B Loan, 4.535%, 11/03/23	United States	225,365	227,220

			4,391,964

Technology Hardware & Equipment 0.1%
Ciena Corp., Refinancing Term Loan, 3.493%, 1/28/22	United States	189,522	191,062
Dell International LLC, Term A-3 Loan, 3.00%, 12/31/18	United States	923,168	925,572
Western Digital Corp., US Term B-2 Loan, 3.743%, 4/29/23	United States	636,891	642,782
Zebra Technologies Corp., Second Amendment Refinancing Term Loan, 3.60%, 10/27/21	United States	404,896	409,326

			2,168,742

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*			Value
[f,h] Senior Floating Rate Interests (continued)
Telecommunication Services 0.0%†
Consolidated Communications Inc., Initial Term Loan, 4.00%, 10/05/23	United States	226,143			$228,065
Global Tel*Link Corp., Term Loan, 5.00%, 5/23/20	United States	266,546			266,546

					494,611

Transportation 0.1%
Air Canada, Term Loan, 3.90%, 10/06/23	Canada	46,797			47,168
Navios Maritime Midstream Partners LP and Navios Maritime Midstream
Partners Finance (US) Inc., Term Loan, 5.66%, 6/18/20	Marshall Islands	1,215,807			1,215,807
Navios Maritime Partners LP, Initial Term Loan, 6.13%, 9/14/20	Greece	2,250,000			2,223,749
United Air Lines Inc., Class B Term Loans, 3.422%, 4/01/24	United States	357,297			358,804
XPO Logistics Inc., Loans, 3.405%, 11/01/21	United States	88,294			88,769

					3,934,297

Utilities 0.2%
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.24%, 5/03/20	United States	2,723,744			2,733,958
EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.65%, 6/28/23	United States	158,638			160,026
NRG Energy Inc., Term Loans, 3.243%, 6/30/23	United States	1,141,375			1,147,677

					4,041,661

Total Senior Floating Rate Interests (Cost $68,635,341)					68,953,965

Foreign Government and Agency Securities 1.5%
[d] The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	8,000,000			8,090,000
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	11,200,000			11,186,504
Government of Hungary,
A, 6.75%, 11/24/17	Hungary	3,910,000		HUF	14,110
A, 5.50%, 12/20/18	Hungary	428,710,000		HUF	1,620,411
Government of Mexico,
7.75%, 12/14/17	Mexico	930,000	[j]	MXN	4,973,938
M, 4.75%, 6/14/18	Mexico	720,000	[j]	MXN	3,742,145
senior note, 8.50%, 12/13/18	Mexico	1,060,000	[j]	MXN	5,776,736
[d] Government of Serbia, senior note, 144A, 5.25%, 11/21/17	Serbia	1,800,000			1,834,407
Nota Do Tesouro Nacional,
10.00%, 1/01/21	Brazil	2,350	[k]	BRL	742,413
[l]Index Linked, 6.00%, 5/15/17	Brazil	150	[k]	BRL	141,040
[l]Index Linked, 6.00%, 8/15/18	Brazil	1,810	[k]	BRL	1,726,279

Total Foreign Government and Agency Securities (Cost $42,282,004)					39,847,983

U.S. Government and Agency Securities 24.4%
[m] U.S. Treasury Bond, Index Linked, 0.125%, 7/15/22	United States	14,405,159			14,546,675
U.S. Treasury Note,
1.50%, 12/31/18	United States	50,000,000			50,216,800
1.375%, 2/28/19	United States	40,000,000			40,092,960
1.50%, 2/28/19	United States	76,000,000			76,347,320
1.625%, 3/31/19	United States	80,000,000			80,573,440
3.125%, 5/15/19	United States	90,000,000			93,324,060
1.625%, 6/30/19	United States	50,000,000			50,354,500
3.375%, 11/15/19	United States	100,000,000			105,025,400
[m]Index Linked, 1.875%, 7/15/19	United States	24,230,192			25,593,189
[m]Index Linked, 1.375%, 1/15/20	United States	24,622,895			25,824,024
[m]Index Linked, 0.125%, 1/15/22	United States	38,742,577			39,089,904
[m]Index Linked, 0.125%, 1/15/23	United States	27,436,791			27,508,072

60	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
U.S. Government and Agency Securities (continued)
U.S. Treasury Note, (continued)
[m]Index Linked, 0.125%, 7/15/24	United States	10,258,231	$10,214,357

Total U.S. Government and Agency Securities (Cost $639,814,927)			638,710,701

Asset-Backed Securities and Commercial Mortgage- Backed Securities 24.8%
Automobiles & Components 0.0%†
[f] Countrywide Asset-Backed Certificates,
2001-BC3, A, FRN, 1.471%, 12/25/31	United States	1,447	1,087
2002-3, 1A1, FRN, 1.731%, 5/25/32	United States	1,619	1,558

			2,645

Banks 1.2%
Banc of America Commercial Mortgage Trust,
[f]2006-1, D, FRN, 5.648%, 9/10/45	United States	1,776,000	1,771,935
2006-4, AJ, 5.695%, 7/10/46	United States	2,045,886	2,042,138
Bear Stearns Commercial Mortgage Securities Trust,
[f]2005-T20, E, FRN, 5.115%, 10/12/42	United States	2,000,000	1,969,875
2006-PW13, AJ, 5.611%, 9/11/41	United States	404,647	404,401
[f]2007-PW16, AM, FRN, 5.655%, 6/11/40	United States	335,895	335,837
[f] CD Commercial Mortgage Trust, 2005-CD1, E, FRN, 5.259%, 7/15/44	United States	1,383,186	1,381,477
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	947,404	898,488
[f]2007-C6, AM, FRN, 5.701%, 12/10/49	United States	5,200,000	5,268,424
[f] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.759%, 7/10/38	United States	4,448,000	3,771,555
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 9/25/19	United States	635,818	653,112
[f] CWABS Asset-Backed Certificates Trust, 2004-7, MV3, FRN, 2.041%, 12/25/34	United States	329,861	330,568
[f] CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 1.741%, 3/25/34	United States	283,978	276,129
[f] GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	United States	2,200,000	2,189,684
[f] Greenwich Capital Commercial Funding Corp., 2006-GG7, AM, FRN, 5.759%, 7/10/38	United States	278,307	278,276
[f] Impac Secured Assets CMN Owner Trust, 2004-4, M1, FRN, 1.756%, 2/25/35	United States	1,120,000	1,104,323
[f] LB-UBS Commercial Mortgage Trust, 2006-C1, AJ, FRN, 5.276%, 2/15/41	United States	1,572,251	1,573,113
[f] Merrill Lynch Mortgage Investors Trust,
2003-A, 1A, FRN, 1.731%, 3/25/28	United States	473,913	452,272
2005-1, 2A2, FRN, 3.027%, 4/25/35	United States	398,693	388,551
2006-3, 2A1, FRN, 3.101%, 10/25/36	United States	2,727,413	2,675,633
[f] Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 1.726%, 1/25/35	United States	263,928	260,783
Morgan Stanley Capital I Trust,
[d]2005-RR6, B, 144A, 5.306%, 5/24/43	United States	306,683	307,391
[f]2006-HQ8, AJ, FRN, 5.45%, 3/12/44	United States	1,165,861	1,168,954

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage- Backed Securities (continued)
Banks (continued)
[d,f] Wachovia Bank Commercial Mortgage Trust, 2003-C7, F, 144A, FRN, 5.93%, 10/15/35	United States	437,246	$437,006
[f] Wells Fargo Mortgage Backed Securities Trust,
2005-AR, 1A1, FRN, 3.116%, 2/25/35	United States	1,653,889	1,682,785
2005-AR9, 2A2, FRN, 3.068%, 10/25/33	United States	173,182	171,374

			31,794,084

Diversified Financials 22.9%
[f] American Express Credit Account Master Trust,
2008-2, A, FRN, 2.254%, 9/15/20	United States	2,900,000	2,928,224
2012-1, A, FRN, 1.264%, 1/15/20	United States	11,890,000	11,892,540
[f] American Home Mortgage Investment Trust,
2004-3, 4A, FRN, 2.861%, 10/25/34	United States	2,881,927	2,818,275
2005-1, 6A, FRN, 3.428%, 6/25/45	United States	1,434,812	1,427,396
[f] Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R4, M1, FRN, 1.816%, 6/25/34	United States	1,008,564	992,441
[d] Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	1,900,000	1,908,854
[d,f] ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 5.751%, 9/21/45	United States	1,414,591	1,429,572
[f] Argent Securities Inc. Asset-Backed Pass-Through Certificates, 2005-W2, A2C, FRN, 1.351%, 10/25/35	United States	699,757	687,910
[d,f] Atrium X, 10A, A, 144A, FRN, 2.278%, 7/16/25	United States	1,390,000	1,389,013
[d,f] Atrium XI, 11A, CR, 144A, FRN, 3.303%, 10/23/25	Cayman Islands	6,750,000	6,749,932
[f] Bear Stearns ALT-A Trust,
[n]2004-10, 1A3, FRN, 1.991%, 9/25/34	United States	943,223	938,688
2004-13, A2, FRN, 1.871%, 11/25/34	United States	91,436	88,342
[d,f] BlueMountain CLO Ltd., 2013-3A, A, 144A, FRN, 2.439%, 10/29/25	United States	1,448,215	1,448,983
[d,f] Burnham Park CLO Ltd., 2016-1A, A, 144A, FRN, 2.586%, 10/20/29	Cayman Islands	2,240,000	2,240,650
[f] Capital One Multi-Asset Execution Trust, 2007-A5, A5, FRN, 1.034%, 7/15/20	United States	10,200,000	10,199,438
[d,f] Carlyle Global Market Strategies CLO Ltd., 2012-4A, AR, 144A, FRN, 2.606%, 1/20/29	United States	2,800,000	2,821,028
[d,f] Carlyle U.S. CLO Ltd., 2017-1A, A1A, 144A, FRN, 2.391%, 4/20/31	United States	1,000,000	1,003,650
[d,f] Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 4.108%, 10/18/26	Cayman Islands	3,011,300	3,018,708
[d,f] Cent CLO, 2013-17A, A1, 144A, FRN, 2.339%, 1/30/25	United States	8,916,000	8,933,565
[d,f] Cent CLO 20 Ltd., 13-20A, AR, 144A, FRN, 2.256%, 1/25/26	Cayman Islands	4,000,000	4,000,000
[d,f] Cent CLO LP,
2014-22A, A1R, 144A, FRN, 2.444%, 11/07/26	United States	2,800,000	2,811,228
2014-22A, BR, 144A, FRN, 3.984%, 11/07/26	United States	4,050,000	4,050,607
[d] Centerline REIT Inc., 2004-RR3, B, 144A, 5.04%, 9/21/45	United States	2,227,000	2,058,750
[f] Chase Funding Trust, 2004-2, 2A2, FRN, 1.491%, 2/26/35	United States	12,255	11,346
Chase Issuance Trust,
[f]2013-A3, A3, FRN, 1.274%, 4/15/20	United States	6,147,000	6,158,111
[f]2014-A5, A5, FRN, 1.364%, 4/15/21	United States	7,310,000	7,349,856
2015-A2, A2, 1.59%, 2/18/20	United States	8,200,000	8,211,301
2015-A7, A7, 1.62%, 7/15/20	United States	5,005,000	5,012,123
[f] COBALT CMBS Commercial Mortgage Trust, 2007-C2, AMFX, FRN,
5.526%, 4/15/47	United States	415,199	418,509
[d,f] Colony American Homes,
2014-1A, A, 144A, FRN, 2.144%, 5/17/31	United States	4,455,781	4,462,850
2014-1A, C, 144A, FRN, 2.844%, 5/17/31	United States	700,000	700,685

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage- Backed Securities (continued)
Diversified Financials (continued)
[d,f] Commercial Mortgage Trust, 2014-BBG, A, 144A, FRN, 1.794%, 3/15/29	United States	6,600,000	$6,616,573
[f] Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	948,781	1,050,761
Conseco Financial Corp.,
[f]1997-3, A7, FRN, 7.64%, 3/15/28	United States	939,060	966,344
1998-6, A8, 6.66%, 6/01/30	United States	6,976,422	7,449,814
[d] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	5,290,000	5,436,989
[f] Countrywide Home Loans,
2004-6, 1A1, FRN, 3.056%, 5/25/34	United States	2,098,163	2,083,568
2004-11, 2A1, FRN, 2.68%, 7/25/34	United States	2,333,196	2,333,582
[d,f] CSMC Trust, 2014-IVR3, A1, 144A, FRN, 3.50%, 7/25/44	United States	2,885,358	2,921,931
Discover Card Execution Note Trust,
[f]2012-A4, A4, FRN, 1.359%, 11/15/19	United States	10,500,000	10,501,624
[f]2013-A6, A6, FRN, 1.444%, 4/15/21	United States	5,520,000	5,546,157
[f]2014-A1, A1, FRN, 1.424%, 7/15/21	United States	7,690,000	7,733,058
2014-A5, A, 1.39%, 4/15/20	United States	2,060,000	2,060,951
[d,f] Dryden 33 Senior Loan Fund, 2014-33A, AR, 144A, FRN, 2.588%, 10/15/28	Cayman Islands	12,415,000	12,501,781
[d,f] Dryden 34 Senior Loan Fund, 14-34A, AR, 144A, FRN, 2.318%, 10/15/26	Cayman Islands	3,000,000	3,001,080
[d,f] Dryden 38 Senior Loan Fund, 2015-38A, A, 144A, FRN, 2.588%, 7/15/27	Cayman Islands	9,642,857	9,700,136
[d,f] Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 2.358%, 7/15/26	United States	5,266,000	5,268,422
[f] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 3.191%, 2/25/24	United States	360,000	370,412
2014-DN3, M2, FRN, 3.391%, 8/25/24	United States	358,303	359,878
2014-DN3, M3, FRN, 4.991%, 8/25/24	United States	1,270,000	1,383,150
2014-DN4, M2, FRN, 3.391%, 10/25/24	United States	446,269	447,081
2014-HQ1, M2, FRN, 3.491%, 8/25/24	United States	4,373,049	4,446,915
2014-HQ3, M2, FRN, 3.641%, 10/25/24	United States	3,804,155	3,840,765
2015-DN1, M2, FRN, 3.391%, 1/25/25	United States	3,184,218	3,200,863
2015-DN1, M3, FRN, 5.141%, 1/25/25	United States	9,400,000	10,235,197
2015-DNA1, M2, FRN, 2.841%, 10/25/27	United States	10,530,000	10,785,633
2015-DNA1, M3, FRN, 4.291%, 10/25/27	United States	350,000	380,134
2015-DNA2, M2, FRN, 3.591%, 12/25/27	United States	11,918,837	12,234,405
2015-DNA2, M3, FRN, 4.891%, 12/25/27	United States	6,925,000	7,684,602
2015-DNA3, M2, FRN, 3.841%, 4/25/28	United States	9,199,699	9,557,106
2015-HQ1, M2, FRN, 3.191%, 3/25/25	United States	7,430,050	7,533,339
2015-HQ1, M3, FRN, 4.791%, 3/25/25	United States	8,725,000	9,474,528
2015-HQA1, M2, FRN, 3.641%, 3/25/28	United States	12,595,419	12,935,566
2015-HQA2, M2, FRN, 3.791%, 5/25/28	United States	13,209,343	13,660,721
2016-DNA1, M2, FRN, 3.891%, 7/25/28	United States	330,000	344,284
2016-DNA2, M2, FRN, 3.191%, 10/25/28	United States	2,270,000	2,322,442
2016-HQ1, M1, FRN, 2.741%, 9/25/28	United States	2,718,981	2,736,338
2016-HQA1, M2, FRN, 3.741%, 9/25/28	United States	655,000	681,995
2016-HQA2, M2, FRN, 3.241%, 11/25/28	United States	1,160,000	1,199,788
2016-HQA3, M2, FRN, 2.341%, 3/25/29	United States	250,000	252,933

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage- Backed Securities (continued)
Diversified Financials (continued)
[f] First Horizon Alternative Mortgage Securities Trust, 2004-AA5, 2A1, FRN, 2.759%, 12/25/34	United States	1,473,843	$1,434,539
[d,f] Flagship CLO VIII Ltd., 2014-8A, AR, 144A, FRN, 2.408%, 1/16/26	Cayman Islands	5,545,000	5,553,484
[f] FNMA Connecticut Avenue Securities,
2013-C01, M1, FRN, 2.991%, 10/25/23	United States	3,198,812	3,236,807
2014-C02, 2M1, FRN, 1.941%, 5/25/24	United States	282,173	282,768
2014-C03, 1M2, FRN, 3.991%, 7/25/24	United States	12,579,000	13,242,525
2014-C03, 2M2, FRN, 3.891%, 7/25/24	United States	3,395,000	3,565,584
2014-C04, 1M1, FRN, 5.891%, 11/25/24	United States	287,000	327,652
2014-C04, 2M2, FRN, 5.991%, 11/25/24	United States	4,213,651	4,732,040
2015-C01, 1M2, FRN, 5.291%, 2/25/25	United States	2,512,039	2,744,747
2015-C01, 2M2, FRN, 5.541%, 2/25/25	United States	11,856,235	12,873,481
2015-C02, 1M2, FRN, 4.991%, 5/25/25	United States	2,957,554	3,208,295
2015-C02, 2M2, FRN, 4.991%, 5/25/25	United States	5,121,193	5,496,413
2015-C03, 1M2, FRN, 5.991%, 7/25/25	United States	3,689,966	4,097,224
2015-C03, 2M2, FRN, 5.991%, 7/25/25	United States	5,627,000	6,270,532
2017-C01, 1M2, FRN, 4.541%, 7/25/29	United States	6,805,000	7,059,887
[d,f] Galaxy CLO Ltd., 2014-17A, AR, 144A, FRN, 2.558%, 7/15/26	Cayman Islands	1,710,000	1,715,506
[d,f] Galaxy XV CLO Ltd., 2013-15A, A, 144A, FRN, 2.408%, 4/15/25	United States	10,063,000	10,082,824
[d] G-Force LLC, 2005-RRA, B, 144A, 5.09%, 8/22/36	United States	195,248	195,128
[n] GMAC Commercial Mortgage Securities Inc. Trust, 2005-C1, B, 4.936%, 5/10/43	United States	1,411,913	74,054
[f] Greenpoint Manufactured Housing, 1999-5, M1A, FRN, 8.30%, 10/15/26	United States	856,561	938,500
[f,o] GS Mortgage Securities Corp. II, 2015-GC30, XA, IO, FRN, 0.895%, 5/10/50	United States	7,998,399	389,772
[f] GSAA Home Equity Trust,
2005-5, M3, FRN, 1.936%, 2/25/35	United States	5,506,240	5,349,167
2005-6, A3, FRN, 1.361%, 6/25/35	United States	341,138	339,837
[f] GSAMP Trust, 2005-HE3, M2, FRN, 1.996%, 6/25/35	United States	806,529	798,481
[f] GSR Mortgage Loan Trust, 2005-AR1, 1A1, FRN, 3.489%, 1/25/35	United States	505,468	484,803
[d] Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	570,000	575,273
[d,f] Invitation Homes Trust,
2014-SFR1, B, 144A, FRN, 2.494%, 6/17/31	United States	490,089	490,367
2014-SFR2, A, 144A, FRN, 2.094%, 9/17/31	United States	4,328,680	4,332,256
2014-SFR2, B, 144A, FRN, 2.594%, 9/17/31	United States	8,500,000	8,507,630
2015-SFR1, A, 144A, FRN, 2.444%, 3/17/32	United States	2,374,697	2,381,454
2015-SFR2, A, 144A, FRN, 2.344%, 6/17/32	United States	7,945,589	7,971,217
2015-SFR3, A, 144A, FRN, 2.294%, 8/17/32	United States	4,259,271	4,284,554
[f] IXIS Real Estate Capital Trust, 2005-HE4, A3, FRN, 1.671%, 2/25/36	United States	2,730	2,734
[d,f] Jay Park CLO Ltd., 2016-1A, A2, 144A, FRN, 2.956%, 10/20/27	United States	17,290,000	17,298,126
[d,f] Jefferies & Co., 2009-R2, 4A, 144A, FRN, 3.302%, 5/26/37	United States	833,853	838,569
JP Morgan Chase Commercial Mortgage Securities Trust,
2004-LN2, A2, 5.115%, 7/15/41	United States	22,953	22,917
[f]2005-LPD5, F, FRN, 5.632%, 12/15/44	United States	6,357,475	6,342,465
2006-CB17, AM, 5.464%, 12/12/43	United States	136,615	136,586

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage- Backed Securities (continued)
Diversified Financials (continued)
[f] JP Morgan Mortgage Trust, 2004-A1, 5A1, FRN, 3.394%, 2/25/34	United States	89,500	$88,662
[d,f,n] LB-UBS Commercial Mortgage Trust, 2001-C3, E, 144A, FRN, 6.95%, 6/15/36	United States	700,000	687,053
[f] Lehman XS Trust, 2005-4, 1A4, FRN, 1.551%, 10/25/35	United States	841,961	803,462
[d,f] Mach One ULC,
2004-1A, K, 144A, FRN, 5.45%, 5/28/40	United States	4,293,400	4,310,180
2004-1A, L, 144A, FRN, 5.45%, 5/28/40	United States	3,470,500	3,500,623
2004-1A, M, 144A, FRN, 5.45%, 5/28/40	United States	640,000	641,554
[f] Madison Avenue Manufactured Housing Contract Trust, 2002-A, B1, FRN, 4.241%, 3/25/32	United States	1,436,728	1,452,879
[f] Manufactured Housing Contract Trust Pass Through Certificates, 2001-1, IIM2, FRN, 2.443%, 4/20/32	United States	6,960,435	6,589,040
MASTR Alternative Loan Trust,
2003-1, 3A1, 5.00%, 2/25/18	United States	127,250	129,555
2003-6, 2A1, 5.00%, 8/25/18	United States	385,871	389,478
2003-9, 1A1, 5.50%, 12/25/18	United States	166,744	168,113
2004-4, 5A1, 5.50%, 4/25/19	United States	567,453	576,607
[f]2004-11, 2A1, FRN, 5.544%, 11/25/19	United States	701,613	715,130
[f] Merrill Lynch Mortgage Investors Trust,
2003-G, A2, FRN, 1.96%, 1/25/29	United States	794,942	752,159
2005-A10, A, FRN, 1.201%, 2/25/36	United States	3,368,922	3,225,428
[f] Merrill Lynch Mortgage Investors Trust Inc., 2003-E, A1, FRN, 1.611%, 10/25/28	United States	854,290	824,538
[f] Merrill Lynch Mortgage Trust, 2005-CKI1, D, FRN, 5.361%, 11/12/37	United States	990,779	989,857
[d] Multi Security Asset Trust LP Commercial Mortgage,
2005-RR4A, J, 144A, 5.88%, 11/28/35	United States	6,097,200	6,231,186
[f]2005-RR4A, K, 144A, FRN, 5.88%, 11/28/35	United States	3,866,000	3,958,417
[f] New York Mortgage Trust, 2005-3, M1, FRN, 1.666%, 2/25/36	United States	459,551	410,371
[f] Novastar Home Equity Loan, 2004-4, M4, FRN, 2.641%, 3/25/35	United States	665,773	664,469
[d,f] NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 2.72%, 4/27/27	United States	8,101,875	8,114,271
[d] OBP Depositor LLC Trust, 2010-OBP, A, 144A, 4.646%, 7/15/45	United States	1,700,000	1,817,062
[d,f] Octagon Investment Partners XVII Ltd., 2013-1A, A1, 144A, FRN, 2.486%, 10/25/25	United States	7,510,000	7,530,953
[d,f,p] Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 0.00%, 8/12/26	Cayman Islands	3,000,000	3,000,000
[d,f] Octagon Investment Partners XXIII Ltd.,
2015-1A, A1, 144A, FRN, 2.578%, 7/15/27	United States	4,160,328	4,172,809
2015-1A, A2, 144A, FRN, 2.578%, 7/15/27	United States	3,949,678	3,961,527
[f] Ownit Mortgage Loan Asset-Backed Certificates, 2005-2, M4, FRN, 1.921%, 3/25/36	United States	705,343	703,754
[f] Park Place Securities Inc. Asset-Backed Pass-Through Certificates, 2004-WHQ2, M2, FRN, 1.936%, 2/25/35	United States	704,983	707,673
[f] RAAC, 2004-SP1, AII, FRN, 1.691%, 3/25/34	United States	532,011	506,628
[f] Residential Funding Mortgage Securities II, 2004-HI3, A5, FRN, 5.48%, 6/25/34	United States	286,229	295,822
[d,f] Resource Capital Corp. Ltd.,
2014-CRE2, A, 144A, FRN, 2.044%, 4/15/32	United States	465,959	465,878
2015-CRE4, A, 144A, FRN, 2.394%, 8/15/32	United States	773,243	774,401
[d,f] Silver Bay Realty Trust,
2014-1, A, 144A, FRN, 1.994%, 9/17/31	United States	1,147,798	1,149,703
2014-1, B, 144A, FRN, 2.444%, 9/17/31	United States	540,000	536,584

franklintempleton.com	Semiannual Report	65

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage- Backed Securities (continued)
Diversified Financials (continued)
[f] Structured ARM Loan Trust, 2004-12, 3A1, FRN, 3.314%, 9/25/34	United States	3,286,456	$3,263,030
[f] Structured Asset Investment Loan Trust, 2004-BNC2, A2, FRN, 2.031%, 12/25/34	United States	755,022	755,038
[f] Structured Asset Mortgage Investments II Trust, 2004-AR6, A1A, FRN, 1.694%, 2/19/35	United States	1,832,814	1,713,282
[f] Structured Asset Mortgage Investments Trust,
2003-AR1, A1, FRN, 1.734%, 10/19/33	United States	360,250	338,061
[n]2003-AR2, A1, FRN, 1.734%, 12/19/33	United States	794,656	765,997
[f] Thornburg Mortgage Securities Trust,
2003-4, A1, FRN, 1.631%, 9/25/43	United States	2,234,099	2,160,119
2004-3, A, FRN, 1.731%, 9/25/44	United States	1,113,999	1,028,078
2005-1, A3, FRN, 3.073%, 4/25/45	United States	375,966	376,214
[d] Towd Point Mortgage Trust,
[f]2015-3, A1B, 144A, FRN, 3.00%, 3/25/54	United States	2,451,035	2,479,731
2016-1, A1, 144A, 3.50%, 2/25/55	United States	10,109,064	10,355,596
[f]2016-5, A1, 144A, FRN, 2.50%, 10/25/56	United States	6,156,911	6,155,608
[f]2017-1, A1, 144A, FRN, 2.75%, 10/25/56	United States	5,819,324	5,854,724
[d,f] Voya CLO Ltd.,
2012-4A, A2R, 144A, FRN, 3.008%, 10/15/28	Cayman Islands	7,660,000	7,689,261
2014-4A, A1, 144A, FRN, 2.658%, 10/14/26	Cayman Islands	6,450,000	6,457,740
2015-1A, A1, 144A, FRN, 2.638%, 4/18/27	United States	5,280,000	5,295,840
[f] WaMu Mortgage Pass-Through Certificates,
2005-AR8, 1A1A, FRN, 1.281%, 7/25/45	United States	1,343,444	1,300,121
2005-AR19, A1A1, FRN, 1.261%, 12/25/45	United States	3,563,137	3,405,700
[f,o] Wells Fargo Commercial Mortgage Trust, 2016-NXS6, XA, IO, FRN, 1.66%, 11/15/49	United States	54,357,682	5,736,029
[f] Wells Fargo Mortgage Backed Securities Trust,
2004-W, A9, FRN, 3.004%, 11/25/34	United States	131,026	132,893
2005-AR10, 2A3, FRN, 3.092%, 6/25/35	United States	712,276	711,225
[d,f] West CLO Ltd.,
2014-1A, A2, 144A, FRN, 3.258%, 7/18/26	United States	1,360,000	1,367,358
2014-1A, B, 144A, FRN, 4.008%, 7/18/26	United States	3,590,000	3,600,734

			598,869,824

Real Estate 0.7%
[d] BAMLL Commercial Mortgage Securities Trust, 2012-PARK, A, 144A, 2.959%, 12/10/30	United States	3,200,000	3,259,907
[d] Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	3,538,544	3,525,124
[d,f] SWAY Residential Trust, 2014-1, A, 144A, FRN, 2.294%, 1/17/32	United States	4,329,854	4,353,024
[d,f] Tricon American Homes Trust, 2015-SFR1, A, 144A, FRN, 2.244%, 5/17/32	United States	7,213,743	7,232,074

			18,370,129

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $645,297,132)			649,036,682

Mortgage-Backed Securities 1.4%
[f] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 3.324% - 3.418%, 10/01/36 - 6/01/37	United States	3,020,051	3,211,546

66	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.0%†
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	151,729	$158,806
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	37,672	39,857
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	171,472	187,463

			386,126

[f] Federal National Mortgage Association (FNMA) Adjustable Rate 1.1%
FNMA, 1.841% - 3.51%, 7/01/17 - 10/01/44	United States	21,986,014	23,042,504
FNMA, 3.513% - 5.89%, 8/01/19 - 4/01/38	United States	5,547,570	5,878,621

			28,921,125

Federal National Mortgage Association (FNMA) Fixed Rate 0.2%
FNMA 15 Year, 3.50%, 10/01/25	United States	1,297,660	1,357,750
FNMA 15 Year, 4.00%, 12/01/25	United States	1,960,654	2,072,079
FNMA 15 Year, 4.50%, 5/01/23 - 6/01/25	United States	1,423,691	1,504,102
FNMA 30 Year, 5.00%, 3/01/38	United States	38,721	42,408

			4,976,339

[f] Government National Mortgage Association (GNMA) Adjustable Rate 0.0%†
GNMA, 2.125%, 4/20/26 - 9/20/26	United States	26,621	27,467

Total Mortgage-Backed Securities (Cost $37,296,476)			37,522,603

Municipal Bonds 0.7%
Industry Public Facilities Authority Tax Allocation Revenue, Transportation District, Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured, 3.389%, 1/01/20	United States	5,900,000	6,063,371
Pennsylvania State GO, Refunding, Second Series, 5.00%, 1/15/20	United States	6,500,000	7,125,040
Texas State GO, Transportation Commission-Highway Improvement, Series A, 5.00%, 4/01/21	United States	2,685,000	3,061,518
[f] University of California Revenue, Series Y-2, Monthly FRN, 1.483%, 7/01/41	United States	390,000	390,000

Total Municipal Bonds (Cost $16,380,424)			16,639,929

		Shares
Escrows and Litigation Trusts (Cost $—) 0.0%
[a,q] NewPage Corp., Litigation Trust	United States	500,000	—

Total Investments before Short Term Investments (Cost $2,466,120,345)			2,470,111,939

Short Term Investments (Cost $137,532,020) 5.3%
Money Market Funds 5.3%
[c,r] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	137,532,020	137,532,020

Total Investments (Cost $2,603,652,365) 99.7%			2,607,643,959
Other Assets, less Liabilities 0.3%			8,615,839

Net Assets 100.0%			$2,616,259,798

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2017, the aggregate value of these securities was $484,745,683, representing 18.5% of net assets.

eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2017, the aggregate value of these securities was $24,417,022, representing 0.9% of net assets.

fThe coupon rate shown represents the rate at period end.

gIncome may be received in additional securities and/or cash.

hSee Note 1(i) regarding senior floating rate interests.

iA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

jPrincipal amount is stated in 100 Mexican Peso Units.

kPrincipal amount is stated in 1,000 Brazilian Real Units.

lRedemption price at maturity is adjusted for inflation. See Note 1(k).

mPrincipal amount of security is adjusted for inflation. See Note 1(k).

nThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

oInvestment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

pSecurity purchased on a when-issued basis. See Note 1(c).

qSecurity has been deemed illiquid because it may not be able to be sold within seven days.

rThe rate shown is the annualized seven-day yield at period end.

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

At April 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts
Canadian 10 Yr. Bond	Long	49	$ 5,010,213	6/21/17	$112,255	$ —
CME Ultra Long Term U.S. Treasury Bond	Short	5	814,688	6/21/17	—	(4,232)
U.S. Treasury 2 Yr. Note	Long	2,394	518,562,844	6/30/17	661,781	—
U.S. Treasury 5 Yr. Note	Short	710	84,068,437	6/30/17	—	(234,779)
U.S. Treasury 10 Yr. Note	Short	336	42,241,500	6/21/17	—	(673,672)

Total Futures Contracts					$774,036	$(912,683)

Net unrealized appreciation (depreciation)						$(138,647)

At April 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	DBAB	Sell	3,360,000	2,532,432	5/18/17	$17,573	$—
Australian Dollar	DBAB	Sell	3,410,144	2,529,781	5/18/17	—	(22,609)
Australian Dollar	JPHQ	Sell	11,750,000	8,908,850	5/18/17	114,328	—
Brazilian Real	JPHQ	Buy	7,500,000	2,202,643	5/18/17	145,914	—
British Pound	DBAB	Sell	3,000,000	3,750,600	5/18/17	—	(137,609)
Canadian Dollar	JPHQ	Sell	1,350,000	1,028,611	5/18/17	39,247	—
Euro	BZWS	Sell	194,860	218,055	5/18/17	5,571	—
Euro	CITI	Sell	391,262	439,112	5/18/17	12,460	—
Euro	DBAB	Buy	558,065	613,425	5/18/17	—	(4,883)
Euro	DBAB	Buy	23,277,041	24,843,575	5/18/17	538,860	—
Euro	DBAB	Sell	22,799,965	24,447,192	5/18/17	—	(415,016)
Euro	DBAB	Sell	46,977,626	52,731,446	5/18/17	1,504,722	—
Euro	GSCO	Sell	420,000	471,912	5/18/17	13,923	—
Euro	HSBK	Sell	6,000	6,659	5/18/17	117	—
Euro	JPHQ	Sell	3,577,590	3,834,998	5/18/17	—	(66,184)
Euro	JPHQ	Sell	6,167,765	6,862,323	5/18/17	136,687	—
Hungarian Forint	DBAB	Buy	750,880,000	2,554,535	5/18/17	58,903	—
Hungarian Forint	DBAB	Sell	900,000,000	3,220,266	5/18/17	87,816	—
Hungarian Forint	JPHQ	Sell	430,000,000	1,547,375	5/18/17	50,760	—
Indian Rupee	DBAB	Buy	135,900,000	1,955,396	5/18/17	153,652	—
Indian Rupee	JPHQ	Buy	78,000,000	1,130,435	5/18/17	80,056	—
Indonesian Rupiah	JPHQ	Buy	41,430,000,000	3,058,693	5/18/17	43,516	—
Japanese Yen	JPHQ	Buy	860,000,000	7,551,899	5/18/17	171,473	—
Japanese Yen	JPHQ	Sell	863,000,000	8,605,353	5/18/17	855,040	—
Japanese Yen	JPHQ	Sell	1,400,000,000	12,349,926	5/18/17	—	(223,004)
Mexican Peso	JPHQ	Buy	214,700,000	10,313,078	5/18/17	1,048,213	—
Mexican Peso	JPHQ	Sell	63,000,000	3,391,473	5/18/17	57,698	—
Mexican Peso	JPHQ	Sell	70,500,000	3,401,361	5/18/17	—	(329,293)
Philippine Peso	JPHQ	Buy	94,860,000	1,925,310	5/18/17	—	(38,318)
South Korean Won	JPHQ	Buy	2,900,000,000	2,533,083	5/18/17	17,078	—
South Korean Won	JPHQ	Sell	2,900,000,000	2,491,366	5/18/17	—	(58,794)

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	JPHQ	Sell	1,900,000	21,815,863	SEK	10/26/17	$13,332	$—

Total Forward Exchange Contracts							$5,166,939	$(1,295,710)

Net unrealized appreciation (depreciation)							$3,871,229

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At April 30, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate	Counter- party/ Exchange	Notional Amount[a]	Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Buy Protection
Single Name
Olin Corp.	1.00%	ICE	$2,400,000	12/20/21	$58,791	$—	$(2,532)	$56,259

Contracts to Sell Protection[c]
Traded Index
CDX.NA.IG.28	1.00%	ICE	31,500,000	6/20/22	553,339	37,112	—	590,451	Investment

									Grade
Total Centrally Cleared Swap Contracts					$612,130	$37,112	$(2,532)	$646,710

OTC Swap Contracts
Contracts to Buy Protection
Single Name
The AES Corp.	5.00%	JPHQ	$7,400,000	6/20/21	$(681,449)	$—	$(340,221)	$(1,021,670)
The AES Corp.	5.00%	JPHQ	7,600,000	6/20/22	(1,057,648)	—	(33,621)	(1,091,269)
Avon Products Inc.	5.00%	GSCO	10,000,000	3/20/20	870,246	—	(1,550,652)	(680,406)
Beazer Homes USA Inc.	5.00%	CITI	1,500,000	6/20/19	(39,257)	—	(94,893)	(134,150)
Beazer Homes USA Inc.	5.00%	FBCO	8,500,000	6/20/19	(734,520)	—	(25,662)	(760,182)
Beazer Homes USA Inc.	5.00%	GSCO	3,000,000	6/20/19	(75,627)	—	(192,673)	(268,300)
Best Buy Co. Inc.	5.00%	CITI	1,500,000	6/20/22	(242,560)	—	(25,020)	(267,580)
Constellation Brands Inc.	5.00%	DBAB	6,600,000	6/20/17	(33,406)	—	(51,258)	(84,664)
CSC Holdings LLC	5.00%	GSCO	3,500,000	9/20/18	(100,259)	—	(142,594)	(242,853)
CSC Holdings LLC	5.00%	GSCO	3,000,000	3/20/19	(67,471)	—	(198,057)	(265,528)
Olin Corp.	1.00%	CITI	1,430,000	6/20/21	92,531	—	(83,705)	8,826
Olin Corp.	1.00%	GSCO	3,570,000	6/20/21	237,516	—	(215,483)	22,033
Pactiv LLC	5.00%	BZWS	2,100,000	6/20/17	(6,983)	—	(18,876)	(25,859)
PHH Corp.	5.00%	GSCO	1,800,000	9/20/19	11,094	—	(164,906)	(153,812)
Sanmina Corp.	5.00%	GSCO	6,500,000	6/20/19	(611,612)	—	(73,389)	(685,001)
Staples Inc.	1.00%	CITI	1,500,000	6/20/22	92,313	—	(12,951)	79,362
Tenet Healthcare Corp.	5.00%	DBAB	3,000,000	3/20/19	(148,385)	2,222	—	(146,163)
Tenet Healthcare Corp.	5.00%	GSCO	9,100,000	3/20/19	(491,089)	47,727	—	(443,362)

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate	Counter- party/ Exchange	Notional Amount[a]	Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection (continued)
Single Name (continued)
Toys R Us Inc.	5.00%	CITI	$2,000,000	12/20/18	$220,850	$—	$(40,830)	$180,020
Toys R Us Inc.	5.00%	DBAB	1,840,000	12/20/18	221,810	—	(56,192)	165,618
Toys R Us Inc.	5.00%	GSCO	1,900,000	12/20/18	315,998	—	(144,979)	171,019
Transocean Inc.	5.00%	MSCO	7,000,000	6/20/18	(96,923)	—	(222,694)	(319,617)
XPO CNW Inc.	5.00%	JPHQ	3,275,000	3/20/18	(70,227)	—	(70,971)	(141,198)
Contracts to Sell Protection[c]
Single Name
American Tower Corp.	1.00%	GSCO	6,500,000	3/20/21	(94,665)	5,601	—	(89,064)	BBB-
Calpine Corp.	5.00%	JPHQ	7,400,000	6/20/21	359,132	422,306	—	781,438	B
Calpine Corp.	5.00%	JPHQ	7,600,000	6/20/22	562,686	34,044	—	596,730	B
Enterprise Products
Operating LLC	1.00%	MSCO	3,500,000	12/20/19	(13,369)	59,604	—	46,235	BBB+
Government of Mexico	1.00%	CITI	2,500,000	6/20/20	(18,788)	49,895	—	31,107	BBB+
Simon Property Group LP	1.00%	CITI	3,000,000	6/20/22	10,034	1,989	—	12,023	A
Traded Index
[d]Citibank Bespoke 58 IG/42
HY Equity Tranche 0-3%
Index	0.00%	CITI	1,300,000	6/20/19	(329,089)	67,945	—	(261,144)	Non-
									Investment
									Grade
[d]Citibank Bespoke Dec-18
Hong Kong Tranche Index	1.00%	CITI	7,000,000	12/20/18	(245,879)	146,771	—	(99,108)	Non-

									Investment
									Grade
Total OTC Swap Contracts					$(2,164,996)	$838,104	$(3,759,627)	$(5,086,519)

Total Credit Default Swap Contracts					$(1,552,866)	$875,216	$(3,762,159)	$(4,439,809)

Net unrealized appreciation (depreciation)							$(2,886,943)

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dRepresents a custom index comprised of a basket of underlying issuers.

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

At April 30, 2017, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross Currency Swap Contracts

Description	Counter- party	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts
Receive Floating Quarterly 3-month USD BBA LIBOR + 2.18%	CITI	3,922,448 USD	10/13/17	$356,795	$—
Pay Fixed Annual 2.125%		3,500,000 CHF
Receive Floating Quarterly 3-month USD BBA LIBOR + 3.29%	JPHQ	1,562,500 USD	10/13/17	41,884	—
Pay Fixed Annual 2.125%		1,500,000 CHF
Receive Fixed Semi-Annual 2.393%	JPHQ	7,916,500 USD	4/09/20	116,683	—
Pay Fixed Annual 0.50%		7,100,000 EUR

Net unrealized appreciation (depreciation)				$515,362

See Note 10 regarding other derivative information.

See Abbreviations on page 131.

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FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Financial Highlights

Franklin Total Return Fund

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Class A

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.93	$ 9.87	$ 10.18	$ 10.05	$ 10.53	$ 10.32

Income from investment operations[a]:

Net investment income	0.125	0.231	0.217	0.257	0.236	0.297

Net realized and unrealized gains (losses)	(0.134)	0.107	(0.220)	0.214	(0.205)	0.472

Total from investment operations	(0.009)	0.338	(0.003)	0.471	0.031	0.769

Less distributions from:

Net investment income and net foreign currency gains	(0.171)	(0.278)	(0.307)	(0.341)	(0.351)	(0.447)

Net realized gains	—	—	—	—	(0.160)	(0.112)

Total distributions	(0.171)	(0.278)	(0.307)	(0.341)	(0.511)	(0.559)

Net asset value, end of period	$ 9.75	$ 9.93	$ 9.87	$ 10.18	$ 10.05	$ 10.53

Total return[b]	(0.06)%	3.53%	(0.05)%	4.80%	0.30%	7.74%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.91%	0.90%	0.91%	0.93%	0.91%	0.92%

Expenses net of waiver and payments by affiliates	0.87% [d]	0.85% [d]	0.87% [d]	0.88% [d]	0.88% [d]	0.88%

Net investment income	2.70%	2.32%	2.08%	2.46%	2.36%	2.69%

Supplemental data

Net assets, end of period (000’s)	$3,220,519	$3,623,035	$3,527,479	$3,213,446	$3,019,228	$3,134,211

Portfolio turnover rate	35.71%	287.38%	294.80%	273.96%	371.54%	314.62%

Portfolio turnover rate excluding mortgage dollar rolls[e]	30.75%	146.15%	95.06%	85.03%	156.49%	122.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.87	$ 9.84	$ 10.16	$ 10.03	$ 10.51	$ 10.31

Income from investment operations[a]:

Net investment income	0.098	0.189	0.172	0.201	0.174	0.253

Net realized and unrealized gains (losses)	(0.115)	0.100	(0.214)	0.232	(0.182)	0.467

Total from investment operations	(0.017)	0.289	(0.042)	0.433	(0.008)	0.720

Less distributions from:

Net investment income and net foreign currency gains	(0.153)	(0.259)	(0.278)	(0.303)	(0.312)	(0.408)

Net realized gains	—	—	—	—	(0.160)	(0.112)

Total distributions	(0.153)	(0.259)	(0.278)	(0.303)	(0.472)	(0.520)

Net asset value, end of period	$ 9.70	$ 9.87	$ 9.84	$ 10.16	$ 10.03	$ 10.51

Total return[b]	(0.25)%	3.13%	(0.43)%	4.42%	(0.08)%	7.25%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	1.31%	1.30%	1.31%	1.33%	1.31%	1.32%

Expenses net of waiver and payments by affiliates	1.27% [d]	1.25% [d]	1.27% [d]	1.28% [d]	1.28% [d]	1.28%

Net investment income	2.30%	1.92%	1.68%	2.06%	1.96%	2.29%

Supplemental data

Net assets, end of period (000’s)	$394,867	$449,274	$444,253	$432,767	$455,720	$571,206

Portfolio turnover rate	35.71%	287.38%	294.80%	273.96%	371.54%	314.62%

Portfolio turnover rate excluding mortgage dollar rolls[e]	30.75%	146.15%	95.06%	85.03%	156.49%	122.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Class R

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.90	$ 9.85	$ 10.17	$ 10.04	$ 10.52	$ 10.32

Income from investment operations[a]:

Net investment income	0.102	0.199	0.198	0.209	0.204	0.255

Net realized and unrealized gains (losses)	(0.122)	0.117	(0.229)	0.238	(0.197)	0.480

Total from investment operations	(0.020)	0.316	(0.031)	0.447	0.007	0.735

Less distributions from:

Net investment income and net foreign currency gains	(0.160)	(0.266)	(0.289)	(0.317)	(0.327)	(0.423)

Net realized gains	—	—	—	—	(0.160)	(0.112)

Total distributions	(0.160)	(0.266)	(0.289)	(0.317)	(0.487)	(0.535)

Net asset value, end of period	$ 9.72	$ 9.90	$ 9.85	$ 10.17	$ 10.04	$ 10.52

Total return[b]	(0.18)%	3.31%	(0.32)%	4.56%	0.06%	7.39%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	1.16%	1.15%	1.16%	1.18%	1.16%	1.17%

Expenses net of waiver and payments by affiliates	1.12% [d]	1.10% [d]	1.12% [d]	1.13% [d]	1.13% [d]	1.13%

Net investment income	2.45%	2.07%	1.83%	2.21%	2.11%	2.44%

Supplemental data

Net assets, end of period (000’s)	$49,027	$58,715	$70,506	$59,307	$65,601	$87,235

Portfolio turnover rate	35.71%	287.38%	294.80%	273.96%	371.54%	314.62%

Portfolio turnover rate excluding mortgage dollar rolls[e]	30.75%	146.15%	95.06%	85.03%	156.49%	122.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014		2013[a]
Class R6

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.98	$ 9.91	$ 10.20	$ 10.07		$ 10.44

Income from investment operations[b]:

Net investment income	0.124	0.195	0.255 [c]	0.317	[c]	0.145

Net realized and unrealized gains (losses)	(0.105)	0.173	(0.209)	0.191		(0.348)

Total from investment operations	0.019	0.368	0.046	0.508		(0.203)

Less distributions from net investment income and net foreign currency gains	(0.189)	(0.298)	(0.336)	(0.378)		(0.167)

Net asset value, end of period	$ 9.81	$ 9.98	$ 9.91	$ 10.20		$ 10.07

Total return[d]	0.12%	3.94%	0.44%	5.18%		(1.92)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.51%	0.51%	0.50%	0.50%		0.50%

Expenses net of waiver and payments by affiliates[f]	0.48%	0.46%	0.46%	0.48%		0.49%

Net investment income	3.09%	2.71%	2.49%	2.86%		2.75%

Supplemental data

Net assets, end of period (000’s)	$106,537	$93,892	$68,848	$26,123		$329,806

Portfolio turnover rate	35.71%	287.38%	294.80%	273.96%		371.54%

Portfolio turnover rate excluding mortgage dollar rolls[g]	30.75%	146.15%	95.06%	85.03%		156.49%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.98	$ 9.91	$ 10.20	$ 10.07	$ 10.55	$ 10.34

Income from investment operations[a]:

Net investment income	0.137	0.218	0.127	0.288	0.242	0.319

Net realized and unrealized gains (losses)	(0.134)	0.142	(0.092)	0.206	(0.186)	0.474

Total from investment operations	0.003	0.360	0.035	0.494	0.056	0.793

Less distributions from:

Net investment income and net foreign currency gains	(0.183)	(0.290)	(0.325)	(0.364)	(0.376)	(0.471)

Net realized gains	—	—	—	—	(0.160)	(0.112)

Total distributions	(0.183)	(0.290)	(0.325)	(0.364)	(0.536)	(0.583)

Net asset value, end of period	$ 9.80	$ 9.98	$ 9.91	$ 10.20	$ 10.07	$ 10.55

Total return[b]	0.06%	3.75%	0.33%	5.03%	0.54%	7.98%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.66%	0.65%	0.66%	0.68%	0.66%	0.67%

Expenses net of waiver and payments by affiliates	0.62% [d]	0.60% [d]	0.62% [d]	0.63% [d]	0.63% [d]	0.63%

Net investment income	2.95%	2.57%	2.33%	2.71%	2.61%	2.94%

Supplemental data

Net assets, end of period (000’s)	$854,540	$740,046	$526,749	$1,281,151	$1,148,451	$1,482,994

Portfolio turnover rate	35.71%	287.38%	294.80%	273.96%	371.54%	314.62%

Portfolio turnover rate excluding mortgage dollar rolls[e]	30.75%	146.15%	95.06%	85.03%	156.49%	122.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

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Consolidated Statement of Investments, April 30, 2017 (unaudited)

Franklin Total Return Fund

	Country	Shares/ Warrants		Value
Common Stocks and Other Equity Interests 0.3%
Consumer Services 0.2%
[a,b,c]Turtle Bay Resort	United States	1,550,567		$7,210,139

Energy 0.1%
[a]Energy XXI Gulf Coast Inc.	United States	115,438		3,174,545
[a,d]Halcon Resources Corp.	United States	229,059		1,472,715
[a]Halcon Resources Corp., wts., 9/09/20	United States	20,425		21,446
[a]Linn Energy Inc.	United States	35,793		1,003,278

				5,671,984

Materials 0.0%†
[a]Verso Corp., A	United States	6,954		42,211
[a]Verso Corp., wts., 7/25/23	United States	732		110

				42,321

Retailing 0.0%†
[a,d]Holdco 2, A	South Africa	28,762,824		21,519
[a,d]Holdco 2, B	South Africa	2,862,311		2,142

				23,661

Total Common Stocks and Other Equity Interests (Cost $15,051,463)				12,948,105

Management Investment Companies 2.8%
Diversified Financials 2.8%
[e]Franklin Liberty Investment Grade Corporate ETF	United States	1,200,000		29,220,000
[e]Franklin Liberty Short Duration U.S. Government ETF	United States	500,000		48,437,500
[e]Franklin Lower Tier Floating Rate Fund	United States	997,589		10,524,565
[e]Franklin Middle Tier Floating Rate Fund	United States	1,889,310		19,006,460
PowerShares Senior Loan Portfolio ETF	United States	1,000,000		23,280,000

Total Management Investment Companies (Cost $129,948,810)				130,468,525

Preferred Stocks (Cost $2,325,000) 0.0%†
Diversified Financials 0.0%†
[f]Citigroup Capital XIII, 6.902%, pfd	United States	93,000		2,440,320

		Principal Amount*
Corporate Bonds 34.4%
Automobiles & Components 0.6%
Delphi Corp., senior bond, 4.15%, 3/15/24	United Kingdom	5,100,000		5,382,846
Fiat Chrysler Automobiles NV, senior note, 4.50%, 4/15/20	United Kingdom	4,000,000		4,135,000
Ford Motor Credit Co. LLC, senior note, 3.096%, 5/04/23	United States	18,200,000		17,935,390

				27,453,236

Banks 7.0%
Banco Comercial Portugues SA, secured note, 4.75%, 6/22/17	Portugal	5,400,000	EUR	5,921,925
Bank of America Corp.,
senior bond, 3.875%, 8/01/25	United States	6,000,000		6,148,392
senior note, 3.50%, 4/19/26	United States	20,400,000		20,394,043

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Banks (continued)
[g]Barclays Bank PLC, senior sub. note, Reg S, 6.00%, 1/14/21	United Kingdom	8,000,000	EUR	$10,242,471
Barclays PLC, sub. note, 4.375%, 9/11/24	United Kingdom	500,000		508,425
CIT Group Inc., senior note, 5.00%, 8/15/22	United States	3,000,000		3,234,900
Citigroup Inc.,
senior bond, 8.125%, 7/15/39	United States	4,400,000		6,493,498
senior note, 3.40%, 5/01/26	United States	20,000,000		19,771,660
Depfa ACS Bank, secured bond, 2.125%, 10/13/17	Ireland	12,250,000	CHF	12,454,351
HSBC Holdings PLC,
senior note, 3.60%, 5/25/23	United Kingdom	12,700,000		13,040,678
senior note, 4.30%, 3/08/26	United Kingdom	14,800,000		15,614,222
Intesa Sanpaolo SpA, senior note, 3.875%, 1/16/18	Italy	4,300,000		4,350,439
JPMorgan Chase & Co.,
[h]junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	10,400,000		11,167,000
senior bond, 3.30%, 4/01/26	United States	22,000,000		21,763,610
senior bond, 3.20%, 6/15/26	United States	10,800,000		10,599,682
senior note, 2.40%, 6/07/21	United States	10,000,000		9,987,090
senior note, 3.25%, 9/23/22	United States	11,400,000		11,690,586
[i]Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%, 2/05/19	Germany	7,000,000		7,028,630
PHH Corp., senior note, 7.375%, 9/01/19	United States	5,400,000		5,872,500
Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	11,500,000		11,502,967
[i]Shinhan Bank, senior note, 144A, 1.875%, 7/30/18	South Korea	10,000,000		9,978,650
SVB Financial Group, senior note, 3.50%, 1/29/25	United States	6,000,000		5,912,166
[j]UniCredit SpA, senior note, FRN, 1.672%, 10/31/17	Italy	9,500,000	EUR	10,432,638
[g]Unione di Banche Italiane SpA, senior note, Reg S, 2.875%, 2/18/19	Italy	12,000,000	EUR	13,723,612
Wells Fargo & Co.,
[h]junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	5,500,000		5,836,875
senior note, 2.50%, 3/04/21	United States	10,000,000		10,036,750
senior note, 3.00%, 4/22/26	United States	31,200,000		30,215,484
sub. bond, 4.65%, 11/04/44	United States	10,000,000		10,123,140
[i]Westpac Banking Corp., senior secured note, 144A, 2.25%, 11/09/20	Australia	10,800,000		10,829,862
[i]Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	9,750,000		10,099,391

				324,975,637

Capital Goods 1.5%
Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	4,000,000		4,078,000
[i]Amcor Finance USA Inc., senior note, 144A, 3.625%, 4/28/26	Australia	11,800,000		11,800,177
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	3,400,000		3,425,500
[i]Cortes NP Acquisition Corp., senior note, 144A, 9.25%, 10/15/24	United States	4,100,000		4,422,875
General Electric Co., senior note, A, 8.50%, 4/06/18	United States	135,000,000	MXN	7,233,928
Lockheed Martin Corp., senior bond, 4.70%, 5/15/46	United States	13,900,000		15,333,493
[i]Sydney Airport Finance Co. Pty. Ltd., 144A, 3.90%, 3/22/23	Australia	5,800,000		6,027,650
[i]Tennant Co., senior note, 144A, 5.625%, 5/01/25	United States	2,600,000		2,713,750
[i]Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	1,100,000		1,126,125
United Technologies Corp., senior note, 1.125%, 12/15/21	United States	10,500,000	EUR	11,865,018

				68,026,516

Commercial & Professional Services 0.1%
Republic Services Inc., senior note, 2.90%, 7/01/26	United States	4,500,000		4,411,728

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Durables & Apparel 0.6%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	19,700,000	$20,709,625
PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	4,900,000	4,979,625

			25,689,250

Consumer Services 0.5%
Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	18,400,000	18,736,150
Yum! Brands Inc., senior note, 5.30%, 9/15/19	United States	3,000,000	3,191,250

			21,927,400

Diversified Financials 3.1%
American Airlines Pass Through Trust, first lien, 2016-2, AA, 3.20%, 6/15/28	United States	6,600,000	6,476,250
American Express Centurion Bank, senior note, 5.95%, 6/12/17	United States	800,000	804,018
Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000	6,050,124
Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	9,700,000	9,426,576
Discover Financial Services, senior note, 3.85%, 11/21/22	United States	3,052,000	3,132,973
GE Capital International Funding Co., senior bond, 3.373%, 11/15/25	United States	17,000,000	17,667,318
The Goldman Sachs Group Inc.,
senior note, 3.75%, 5/22/25	United States	7,700,000	7,852,475
senior note, 3.75%, 2/25/26	United States	21,300,000	21,678,778
Morgan Stanley,
senior bond, 4.30%, 1/27/45	United States	10,000,000	10,034,430
senior note, 3.875%, 1/27/26	United States	20,500,000	20,996,654
Navient Corp., senior note, 7.25%, 9/25/23	United States	4,000,000	4,200,000
[i]Park Aerospace Holdings Ltd.,
senior note, 144A, 5.25%, 8/15/22	Ireland	1,700,000	1,795,625
senior note, 144A, 5.50%, 2/15/24	Ireland	1,800,000	1,906,200
Springleaf Finance Corp., senior note, 6.00%, 6/01/20	United States	1,200,000	1,233,000
[i,k]Tempo Acquisition LLC / Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	2,700,000	2,781,000
[i]Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.70%, 6/10/25	China	12,800,000	13,071,488
[i]Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 4.125%, 2/02/26	Australia	8,200,000	8,446,164
United Airlines Pass Through Trust, first lien, 2016-1, AA, 3.10%, 1/07/30	United States	6,300,000	6,229,125

			143,782,198

Energy 3.8%
Anadarko Petroleum Corp., senior note, 6.45%, 9/15/36	United States	2,260,000	2,685,845
[i]California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	4,000,000	3,095,000
[i]Cheniere Corpus Christi Holdings LLC,
senior secured note, 144A, 7.00%, 6/30/24	United States	2,300,000	2,581,474
senior secured note, first lien, 144A, 5.875%, 3/31/25	United States	1,600,000	1,710,000
CNOOC Finance 2013 Ltd., senior note, 3.00%, 5/09/23	China	14,000,000	13,745,550
Enable Midstream Partners LP,
senior bond, 5.00%, 5/15/44	United States	1,200,000	1,110,083
senior note, 3.90%, 5/15/24	United States	3,600,000	3,543,638
Energy Transfer Partners LP, senior bond, 5.15%, 2/01/43	United States	6,000,000	5,805,054
EnLink Midstream Partners LP, senior bond, 5.05%, 4/01/45	United States	6,200,000	5,890,180
Ensco PLC, senior bond, 5.75%, 10/01/44	United States	3,700,000	2,713,580

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Enterprise Products Operating LLC, senior bond, 4.45%, 2/15/43	United States	6,000,000	$5,878,716
Exxon Mobil Corp., senior note, 2.709%, 3/06/25	United States	21,500,000	21,349,500
[i,l]Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	10,000,000	10,183,000
MPLX LP, senior bond, 4.00%, 2/15/25	United States	4,600,000	4,630,075
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	7,900,000	8,018,437
[i]Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	7,600,000	7,680,803
[i]Sabine Pass Liquefaction LLC, senior secured bond, 144A, 5.00%, 3/15/27	United States	3,700,000	3,912,547
Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	3,000,000	2,774,970
[i]Sinopec Group Overseas Development 2014 Ltd., senior note, 144A, 4.375%, 4/10/24	China	9,300,000	9,857,488
[i]Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 3.25%, 4/28/25	China	16,400,000	16,123,578
Sunoco Logistics Partners Operations LP, senior note, 4.25%, 4/01/24	United States	9,300,000	9,567,059
Transcontinental Gas Pipe Line Corp., senior note, 6.05%, 6/15/18	United States	550,000	574,256
Transocean Inc., senior bond, 7.375%, 4/15/18	United States	13,000,000	13,390,000
Valero Energy Corp., senior bond, 4.90%, 3/15/45	United States	6,700,000	6,731,838
Weatherford International Ltd.,
senior note, 7.75%, 6/15/21	United States	1,600,000	1,712,000
senior note, 8.25%, 6/15/23	United States	2,000,000	2,172,500
[i]Woodside Finance Ltd., senior note, 144A, 3.70%, 9/15/26	Australia	9,500,000	9,385,145

			176,822,316

Food & Staples Retailing 0.3%
The Kroger Co., senior note, 4.00%, 2/01/24	United States	15,400,000	16,108,000

Food, Beverage & Tobacco 1.5%
Anheuser-Busch InBev Finance Inc., senior bond, 3.65%, 2/01/26	Belgium	17,000,000	17,416,075
Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	12,000,000	11,757,660
Constellation Brands Inc., senior note, 7.25%, 5/15/17	United States	5,000,000	5,009,590
Kraft Heinz Foods Co., senior note, 3.50%, 7/15/22	United States	21,400,000	22,077,920
[i]Lamb Weston Holdings Inc.,
senior note, 144A, 4.625%, 11/01/24	United States	1,500,000	1,552,500
senior note, 144A, 4.875%, 11/01/26	United States	1,600,000	1,654,000
Reynolds American Inc., senior bond, 5.70%, 8/15/35	United States	9,300,000	10,673,508

			70,141,253

Health Care Equipment & Services 0.7%
CHS/Community Health Systems Inc., senior secured note, first lien, 6.25%, 3/31/23	United States	2,000,000	2,042,500
HCA Inc., senior bond, 5.875%, 5/01/23	United States	4,000,000	4,362,800
Medco Health Solutions Inc., senior note, 4.125%, 9/15/20	United States	3,500,000	3,664,850
[i]MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	1,000,000	1,077,500
Stryker Corp., senior bond, 3.50%, 3/15/26	United States	3,000,000	3,061,035
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	15,835,000	16,072,525

			30,281,210

Household & Personal Products 0.7%
Avon Products Inc., senior note, 6.60%, 3/15/20	United States	18,500,000	18,893,125
The Procter & Gamble Co., senior note, 2.45%, 11/03/26	United States	12,500,000	12,122,187

			31,015,312

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Insurance 1.7%
Aflac Inc.,
senior bond, 3.625%, 6/15/23	United States	5,100,000		$5,355,653
senior note, 0.932%, 1/25/27	United States	1,400,000,000	JPY	12,698,497
[i]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	12,000,000		13,157,604
MetLife Inc.,
senior note, 3.60%, 4/10/24	United States	9,600,000		10,014,566
senior note, 3.00%, 3/01/25	United States	1,500,000		1,494,714
Prudential Financial Inc., junior sub. bond, 5.875%, 9/15/42	United States	7,000,000		7,742,378
[i]Teachers Insurance & Annuity Assn. of America, sub. bond, 144A, 4.90%, 9/15/44	United States	20,400,000		22,482,412
[i]TIAA Asset Management Finance LLC, senior note, 144A, 2.95%, 11/01/19	United States	5,800,000		5,897,463

				78,843,287

Materials 1.5%
ArcelorMittal, senior note, 6.25%, 3/01/21	France	5,000,000		5,469,500
[i]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 2/15/25	Luxembourg	4,000,000		4,070,000
[i]BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	4,000,000		4,005,000
[i]Cemex SAB de CV, first lien, 144A, 5.70%, 1/11/25	Mexico	6,000,000		6,312,990
[i]First Quantum Minerals Ltd., senior note, 144A, 7.25%, 4/01/23	Canada	2,800,000		2,857,750
[i]Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	4,700,000		5,055,527
LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	18,400,000		19,340,884
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000		5,872,686
Reynolds Group Holdings Inc., senior bond, 8.125%, 6/15/17	United States	12,000,000		12,120,000
[i]Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
first lien, 144A, 5.125%, 7/15/23	United States	1,600,000		1,670,000
senior note, 144A, 7.00%, 7/15/24	United States	800,000		862,500

				67,636,837

Media 1.1%
21st Century Fox America Inc.,
senior bond, 6.90%, 8/15/39	United States	1,800,000		2,334,748
senior bond, 7.90%, 12/01/95	United States	500,000		663,680
senior note, 3.00%, 9/15/22	United States	5,100,000		5,173,782
senior note, 3.70%, 10/15/25	United States	2,300,000		2,361,297
[i]Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	4,500,000		4,663,125
[i]CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 144A, 5.375%, 5/01/25	United States	4,000,000		4,180,000
CSC Holdings LLC,
senior bond, 7.625%, 7/15/18	United States	3,000,000		3,183,749
senior note, 8.625%, 2/15/19	United States	9,000,000		9,936,450
NBCUniversal Media LLC, senior bond, 4.45%, 1/15/43	United States	8,100,000		8,238,761
[i]Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	1,600,000		1,644,000
Time Warner Inc., senior bond, 6.10%, 7/15/40	United States	8,600,000		9,747,008

				52,126,600

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Pharmaceuticals, Biotechnology & Life Sciences 1.1%
Actavis Funding SCS, senior bond, 4.55%, 3/15/35	United States	13,400,000	$13,561,189
Baxalta Inc., senior note, 3.60%, 6/23/22	United States	8,300,000	8,549,548
Biogen Inc., senior bond, 5.20%, 9/15/45	United States	9,200,000	10,017,475
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	13,200,000	14,411,984
[i]Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	4,800,000	3,561,600
senior note, 144A, 7.00%, 3/15/24	United States	400,000	409,000

			50,510,796

Real Estate 1.4%
American Tower Corp.,
senior bond, 3.50%, 1/31/23	United States	12,700,000	12,937,782
senior bond, 4.40%, 2/15/26	United States	9,400,000	9,889,900
ERP Operating LP, senior bond, 5.75%, 6/15/17	United States	881,000	885,301
MPT Operating Partnership LP/MPT Finance Corp., senior bond, 5.25%, 8/01/26	United States	1,100,000	1,133,000
Prologis LP, senior bond, 3.75%, 11/01/25	United States	9,400,000	9,724,826
Realty Income Corp., senior bond, 4.125%, 10/15/26	United States	12,500,000	12,982,400
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	14,500,000	16,178,143

			63,731,352

Retailing 1.2%
Dollar General Corp., senior bond, 4.15%, 11/01/25	United States	12,700,000	13,259,308
Home Depot Inc., senior note, 2.125%, 9/15/26	United States	16,800,000	15,786,691
[i,m]K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	2,121,493	201,542
[i,m]K2016740260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	306,426	415,207
Tiffany & Co., senior bond, 4.90%, 10/01/44	United States	10,300,000	9,692,002
Toys R Us Inc., senior bond, 7.375%, 10/15/18	United States	17,225,000	16,277,625

			55,632,375

Semiconductors & Semiconductor Equipment 0.5%
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000	22,232,826

Software & Services 0.5%
Alibaba Group Holding Ltd., senior bond, 4.50%, 11/28/34	China	10,000,000	10,506,500
[i]First Data Corp., secured note, first lien, 144A, 5.00%, 1/15/24	United States	4,000,000	4,106,000
Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	9,300,000	9,652,498

			24,264,998

Technology Hardware & Equipment 1.1%
Cisco Systems Inc., senior note, 2.60%, 2/28/23	United States	12,000,000	12,081,564
[i]Diamond 1 Finance Corp./Diamond 2 Finance Corp., senior secured note, first lien, 144A, 3.48%, 6/01/19	United States	12,000,000	12,280,740
Juniper Networks Inc.,
senior bond, 4.50%, 3/15/24	United States	4,500,000	4,744,618
senior bond, 4.35%, 6/15/25	United States	9,300,000	9,674,622
[i]Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	11,100,000	11,405,250
[i]Western Digital Corp., senior secured note, 144A, 7.375%, 4/01/23	United States	1,200,000	1,317,000

			51,503,794

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Telecommunication Services 1.3%
AT&T Inc.,
senior bond, 4.50%, 5/15/35	United States	16,200,000		$15,387,521
senior note, 3.95%, 1/15/25	United States	7,400,000		7,505,546
[i]Hughes Satellite Systems Corp., senior bond, 144A, 6.625%, 8/01/26	United States	4,500,000		4,635,000
Sprint Communications Inc., senior note, 6.00%, 11/15/22	United States	3,000,000		3,133,125
Telefonica Emisiones S.A.U., senior note, 4.57%, 4/27/23	Spain	9,000,000		9,708,705
Verizon Communications Inc.,
senior bond, 4.522%, 9/15/48	United States	10,700,000		9,812,831
[i]senior bond, 144A, 4.812%, 3/15/39	United States	11,065,000		10,888,104
[i]Wind Acquisition Finance SA, secured note, second lien, 144A, 7.375%, 4/23/21	Italy	800,000		833,776

				61,904,608

Transportation 0.3%
[i]Aviation Capital Group Corp., senior bond, 144A, 7.125%, 10/15/20	United States	6,000,000		6,867,648
Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%, 1/02/21	United States	71,584		77,311
[i]DP World Ltd., senior bond, 144A, 6.85%, 7/02/37	United Arab Emirates	3,700,000		4,365,667
Union Pacific Railroad Co. 2005 Pass Trust, 2005-1, 5.082%, 1/02/29	United States	160,249		175,736
XPO CNW Inc., senior bond, 7.25%, 1/15/18	United States	4,300,000		4,450,500

				15,936,862

Utilities 2.3%
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000		927,002
Dominion Resources Inc., senior bond, 3.90%, 10/01/25	United States	12,200,000		12,582,311
[i]Dynegy Inc., senior note, 144A, 8.00%, 1/15/25	United States	4,400,000		4,081,000
[h,i]EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	24,000,000		24,018,720
[i]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000		5,385,910
Georgia Power Co., senior bond, 4.30%, 3/15/42	United States	9,000,000		8,996,031
Kinder Morgan Energy Partners LP, senior note, 6.85%, 2/15/20	United States	1,000,000		1,114,844
Sempra Energy, senior note, 3.75%, 11/15/25	United States	8,200,000		8,429,936
The Southern Co., senior bond, 3.25%, 7/01/26	United States	14,350,000		13,994,149
[i]State Grid Overseas Invesments 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	10,700,000		10,693,687
[i]Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	4,200,000		3,937,500
[g]Veolia Environnement SA, senior bond, Reg S, 4.625%, 3/30/27	France	7,800,000	EUR	11,216,920

				105,378,010

Total Corporate Bonds (Cost $1,575,252,311)				1,590,336,401

[j,n]Senior Floating Rate Interests 2.4%
Automobiles & Components 0.1%
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.99%, 4/30/19	United States	832,506		842,565
TI Group Automotive Systems LLC, Initial US Term Loan, 3.743%, 6/30/22	United States	1,480,525		1,491,629

				2,334,194

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
[j,n]Senior Floating Rate Interests (continued)
Capital Goods 0.1%
[o]Allison Transmission Inc., Term Loans, 2.99%, 9/23/22	United States	6,248,655	$6,318,521
Harsco Corp., Initial Term Loan, 6.00%, 11/02/23	United States	273,916	279,907
Leidos (Abacus Innovations Corp.), B Term Loan, 3.25%, 8/16/23	United States	194,139	196,324

			6,794,752

Consumer Services 0.3%
Aristocrat Technologies Inc., Tranche B-2 Loans, 3.406%, 10/20/21	United States	158,005	159,549
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.15%, 3/15/22	United States	5,102,305	5,115,699
[o]Caesars Entertainment Operating Co. LLC., Term B Loans, 5.75%, 8/31/24	United States	187,055	186,041
[o]Eldorado Resorts Inc., Initial Term Loan, 5.25%, 4/17/24	United States	5,028,937	5,035,223
Fitness International LLC, Term A Loan, 4.243%, 4/01/20	United States	2,110,649	2,110,649
[o]Greektown Holdings LLC, Initial Term Loan, 6.00%, 4/25/24	United States	381,245	382,119
Prime Security Services Borrower LLC, 2016-2 Refinancing Term B-1 Loan, 4.25%, 5/02/22	United States	793,525	802,523
[c,m]Turtle Bay Holdings LLC, Term Loan B, PIK, 3.75%, 6/30/17	United States	707,584	697,855

			14,489,658

Diversified Financials 0.0%†
First Eagle Investment Management LLC, Initial Term Loans, 4.656%, 12/01/22	United States	473,252	475,766
Russell Investments US Institutional Holdco Inc., Initial Term Loan, 6.75%, 6/01/23	United States	322,931	326,160

			801,926

Energy 0.2%
Bowie Resource Holdings LLC,
[o]First Lien Initial Term Loan, 6.75%, 8/14/20	United States	3,037,710	2,956,703
Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	592,359	546,747
[o]Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	6,287,342	6,153,736
McDermott Finance LLC, Term Loan, 8.397%, 4/16/19	United States	140,697	142,896

			9,800,082

Food & Staples Retailing 0.1%
[o]Aramark Corp., U.S. Term A Loan, 4.75%, 3/28/22	United States	3,142,154	3,152,957

Food, Beverage & Tobacco 0.1%
JBS USA LUX SA, New Initial Term Loans, 3.483%, 10/30/22	Brazil	4,210,869	4,231,266
Pinnacle Foods Finance LLC, Initial Term Loans, 2.983%, 2/03/24	United States	186,112	187,494

			4,418,760

Health Care Equipment & Services 0.0%†
Carestream Health Inc., Term Loan, 5.147%, 6/07/19	United States	583,088	579,626

Household & Personal Products 0.0%†
Spectrum Brands Inc., Term Loans, 2.852% - 3.486%, 6/23/22	United States	34,576	34,900

Materials 0.2%
Chemours Co., Tranche B-1 US Term Loans, 3.49%, 5/12/22	United States	3,184,851	3,206,250
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	561,953	565,114
[o]FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	Australia	2,187,900	2,204,043
Huntsman International LLC, 2015 Extended Term B Dollar Loan, 3.993%, 4/19/19	United States	470,218	472,765
OCI Beaumont LLC, Term B-3 Loan, 8.025%, 8/20/19	United States	1,034,839	1,067,178

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
[j,n]Senior Floating Rate Interests (continued)
Materials (continued)
[o]Oxbow Carbon LLC, Tranche A Term Loan, 6.00%, 10/21/19	United States	720,000	$720,900

			8,236,250

Media 0.1%
Altice US Finance I Corp., March 2017 Refinancing TL Commitments, 3.241%, 7/28/25	United States	234,911	234,969
AMC Entertainment Holdings Inc.,
2016 Incremental Term Commitments, 3.742%, 12/15/23	United States	91,305	92,070
Initial Term Loans, 3.744%, 12/15/22	United States	142,475	143,484
CSC Holdings LLC, March 2017 Incremental Term Loans, 3.244%, 7/17/25	United States	1,099,316	1,100,089
Lions Gate Entertainment Corp., Term A Loan, 3.482%, 12/08/21	United States	3,491,518	3,511,158
Live Nation Entertainment Inc., Term B-2 Loans, 3.50%, 10/31/23	United States	91,076	91,801
UPC Financing Partnership, Facility AP, 3.744%, 4/15/25	United States	287,840	289,244

			5,462,815

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
[o]Endo Luxembourg Finance Co. I S.A.R.L and Endo LLC, Initial Term Loans, 7.25%, 4/27/24	United States	3,038,956	3,058,423
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.195%, 1/31/25	United States	2,446,842	2,457,552
RPI Finance Trust, Term A-2 Term Loan, 3.397%, 10/14/20	United States	347,181	347,832
Valeant Pharmaceuticals International Inc., Series F Tranche B Term Loan, 5.74%, 4/01/22	United States	1,499,535	1,509,063

			7,372,870

Retailing 0.2%
Ascena Retail Group Inc., Tranche B Term Loan, 5.50%, 8/21/22	United States	3,307,851	2,997,740
Dollar Tree Inc., Term A-1 Loans, 2.75%, 7/06/20	United States	596,559	594,874
[o]PetSmart Inc., Tranche B-2 Loans, 4.02%, 3/11/22	United States	7,217,357	6,662,523

			10,255,137

Semiconductors & Semiconductor Equipment 0.1%
MACOM Technology Solutions Holdings Inc., Initial Term Loans, 3.989%, 5/07/21	United States	240,813	244,426
MKS Instruments Inc., Tranche B-2 Term Loans, 3.743%, 5/01/23	United States	169,047	171,054
ON Semiconductor Corp., 2017 Replacement Term Loans, 3.243%, 3/31/23	United States	1,980,870	1,994,665

			2,410,145

Software & Services 0.1%
Global Payments Inc., Delayed Draw Term Loan (A-2), 3.196%, 10/31/21	United States	1,307,605	1,310,057
MoneyGram International Inc., Term Loan, 4.397%, 3/27/20	United States	2,669,347	2,675,465
Rackspace Hosting Inc., 2016 Refinancing Term B Loan, 4.535%, 11/03/23	United States	456,526	460,282

			4,445,804

Technology Hardware & Equipment 0.0%†
Dell International LLC, Term A-3 Loan, 3.00%, 12/31/18	United States	927,880	930,297
Western Digital Corp., US Term B-2 Loan, 3.743%, 4/29/23	United States	578,155	583,503
Zebra Technologies Corp., Second Amendment Refinancing Term Loan, 3.60%, 10/27/21	United States	365,964	369,967

			1,883,767

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*			Value
[j,n]Senior Floating Rate Interests (continued)
Telecommunication Services 0.0%†
Consolidated Communications Inc., Initial Term Loan, 4.00%, 10/05/23	United States	228,131			$230,070
Global Tel*Link Corp., Term Loan, 5.00%, 5/23/20	United States	266,546			266,546

					496,616

Transportation 0.3%
Air Canada, Term Loan, 3.90%, 10/06/23	Canada	55,056			55,492
The Hertz Corp., Tranche B-1 Term Loan, 3.743%, 6/30/23	United States	3,989,950			3,999,613
Navios Maritime Midstream Partners LP and Navios Maritime
Midstream Partners Finance (US) Inc., Term Loan, 5.66%, 6/18/20	Marshall Islands	1,709,728			1,709,728
Navios Maritime Partners LP, Initial Term Loan, 6.13%, 9/14/20	Greece	3,000,000			2,964,999
United Air Lines Inc., Class B Term Loans, 3.422%, 4/01/24	United States	397,898			399,577
[o]XPO Logistics Inc., Loans, 3.405%, 11/01/21	United States	2,375,250			2,388,017

					11,517,426

Utilities 0.3%
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.24%, 5/03/20	United States	7,710,790			7,739,706
EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.65%, 6/28/23	United States	158,638			160,026
[o]Lightstone Holdco LLC,
Initial Term B Loan, 5.539%, 1/30/24	United States	6,046,948			6,089,059
Initial Term C Loan, 5.50%, 1/30/24	United States	373,053			375,650
NRG Energy Inc., Term Loans, 3.243%, 6/30/23	United States	1,042,125			1,047,879

					15,412,320

Total Senior Floating Rate Interests (Cost $109,999,992)					109,900,005

Foreign Government and Agency Securities 2.5%
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	18,800,000			18,777,346
Government of Hungary,
6.00%, 1/11/19	Hungary	1,820,000		EUR	2,189,056
A, 6.75%, 11/24/17	Hungary	1,457,960,000		HUF	5,261,153
A, 5.50%, 12/20/18	Hungary	205,390,000		HUF	776,320
[g]senior bond, Reg S, 3.875%, 2/24/20	Hungary	285,000		EUR	343,203
[g]senior note, Reg S, 4.375%, 7/04/17	Hungary	215,000		EUR	236,255
[g]senior note, Reg S, 5.75%, 6/11/18	Hungary	695,000		EUR	809,112
[i]Government of Lithuania, 144A, 7.375%, 2/11/20	Lithuania	4,670,000			5,322,142
Government of Mexico,
7.75%, 12/14/17	Mexico	2,600,000	[p]	MXN	13,905,633
M, 4.75%, 6/14/18	Mexico	2,940,000	[p]	MXN	15,280,426
senior note, 8.50%, 12/13/18	Mexico	2,000,000	[p]	MXN	10,899,503
[i]Government of Serbia, senior note, 144A, 4.875%, 2/25/20	Serbia	6,000,000			6,264,030
[i]Government of Spain, senior bond, 144A, 2.75%, 10/31/24	Spain	5,700,000		EUR	6,911,963
[i]Government of Ukraine,
144A, 7.75%, 9/01/20	Ukraine	292,000			295,840
144A, 7.75%, 9/01/21	Ukraine	229,000			229,149
144A, 7.75%, 9/01/22	Ukraine	229,000			226,137
144A, 7.75%, 9/01/23	Ukraine	229,000			222,565
144A, 7.75%, 9/01/24	Ukraine	229,000			219,246
144A, 7.75%, 9/01/25	Ukraine	229,000			217,972
144A, 7.75%, 9/01/26	Ukraine	229,000			216,268

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
[i]Government of Ukraine, (continued)
144A, 7.75%, 9/01/27	Ukraine	229,000			$215,695
[a,q]144A, VRI, GDP Linked Security, 5/31/40	Ukraine	474,000			167,872
[i]Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	5,120,000			5,606,400
Italy Treasury Bond, 2.50%, 12/01/24	Italy	6,000,000		EUR	6,849,944
[r]Nota Do Tesouro Nacional, Index Linked, 6.00%, 8/15/18	Brazil	13,695	[s]	BRL	13,061,546
[i]Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A, zero cpn., 5/31/18	Peru	217,859			213,804

Total Foreign Government and Agency Securities (Cost $127,282,201)					114,718,580

U.S. Government and Agency Securities 17.4%
U.S. Treasury Bond,
6.25%, 8/15/23	United States	66,000,000			82,634,046
4.75%, 2/15/37	United States	21,000,000			27,749,526
2.875%, 5/15/43	United States	27,000,000			26,651,430
2.875%, 8/15/45	United States	5,000,000			4,915,820
2.50%, 2/15/46	United States	50,000,000			45,447,250
2.50%, 5/15/46	United States	60,000,000			54,485,160
2.25%, 8/15/46	United States	55,000,000			47,205,510
[t]Index Linked, 2.375%, 1/15/25	United States	21,321,483			24,685,758
U.S. Treasury Note,
1.375%, 12/31/18	United States	50,000,000			50,114,250
3.625%, 2/15/21	United States	25,000,000			26,833,500
3.125%, 5/15/21	United States	90,000,000			95,036,130
2.125%, 6/30/21	United States	50,000,000			50,837,900
2.00%, 8/31/21	United States	30,000,000			30,322,860
2.125%, 12/31/21	United States	23,000,000			23,345,897
2.00%, 11/30/22	United States	36,900,000			37,036,936
2.125%, 12/31/22	United States	55,500,000			56,036,574
2.125%, 3/31/24	United States	35,200,000			35,272,195
2.00%, 11/15/26	United States	10,000,000			9,759,770
[t]Index Linked, 0.125%, 7/15/24	United States	76,423,822			76,096,957

Total U.S. Government and Agency Securities (Cost $812,683,257)					804,467,469

Asset-Backed Securities and Commercial Mortgage-Backed Securities 16.5%
Banks 1.2%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	3,805,088			3,798,117
Bear Stearns Commercial Mortgage Securities Trust,
2006-PW13, AJ, 5.611%, 9/11/41	United States	751,499			751,041
[j]2007-PW16, AM, FRN, 5.655%, 6/11/40	United States	1,777,044			1,776,738
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	8,154,362			7,733,336
[j]Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.759%, 7/10/38	United States	8,491,000			7,199,702
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 9/25/19	United States	461,922			474,486
[i,j]CSMC, 2009-15R, 3A1, 144A, FRN, 3/26/36	United States	3,071,398			3,056,065
[j]CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 1.741%, 3/25/34	United States	1,532,756			1,490,395

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Banks (continued)
[j]FNMA, 2005-122, FN, FRN, 1.341%, 1/25/36	United States	473,637	$474,412
[j]GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	United States	4,325,000	4,304,719
[j]Greenwich Capital Commercial Funding Corp., 2006-GG7, AM, FRN, 5.759%, 7/10/38	United States	1,975,556	1,975,340
[j,u]JP Morgan Chase Commercial Mortgage Securities Trust, 2006-CB16, B, FRN, 5.672%, 5/12/45	United States	6,745,000	832,164
[j]Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 1.731%, 3/25/28	United States	1,378,917	1,315,949
[j]Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 1.726%, 1/25/35	United States	1,583,570	1,564,696
[j]Morgan Stanley Capital I Trust,
2006-HQ8, AJ, FRN, 5.45%, 3/12/44	United States	2,490,945	2,497,554
2007-IQ16, AM, FRN, 6.11%, 12/12/49	United States	16,470,000	16,723,720
[v]Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	14,906	14,906

			55,983,340

Diversified Financials 15.0%
[j]American Home Mortgage Investment Trust, 2004-3, 4A, FRN, 2.861%, 10/25/34	United States	1,694,848	1,657,414
[j]Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through
Certificates, 2004-R4, M1, FRN, 1.816%, 6/25/34	United States	5,431,149	5,344,324
[i]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	8,740,000	8,780,728
[i,j]ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 5.751%, 9/21/45	United States	2,932,172	2,963,223
[i,j]Ares Enhanced Loan Investment Strategy IR Ltd., 2013-IRAR, BR, 144A, FRN, 4.053%, 7/23/25	United States	900,000	906,453
[j]Argent Securities Inc. Asset-Backed Pass-Through Certificates, 2005-W2, A2C, FRN, 1.351%, 10/25/35	United States	3,771,417	3,707,565
[i,j]Atrium X,
10A, A, 144A, FRN, 2.278%, 7/16/25	United States	3,890,000	3,887,238
10A, C, 144A, FRN, 3.758%, 7/16/25	United States	4,650,000	4,675,203
[i,j]Ballyrock CLO LLC, 2014-1A, BR, 144A, FRN, 3.256%, 10/20/26	United States	10,000,000	10,020,100
[j]Bear Stearns ALT-A Trust, 2004-13, A2, FRN, 1.871%, 11/25/34	United States	840,364	811,924
[i,j]Bluemountain CLO Ltd., 2014, CL 3A, 144A, FRN, 2.298%, 10/15/26	Cayman Islands	8,100,000	8,109,882
[i,j]BlueMountain CLO Ltd., 2013-3A, A, 144A, FRN, 2.439%, 10/29/25	United States	2,638,970	2,640,369
[i,j]Carlyle Global Market Strategies CLO Ltd.,
2012-4A, AR, 144A, FRN, 2.606%, 1/20/29	United States	6,280,000	6,327,163
2014-3A, A1AR, 144A, FRN, 2.32%, 7/27/26	Cayman Islands	1,250,000	1,251,875
[i,j]Carlyle U.S. CLO Ltd., 2017-1A, A1A, 144A, FRN, 2.391%, 4/20/31	United States	18,800,000	18,868,620
[i,j]Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 4.108%, 10/18/26	Cayman Islands	6,401,000	6,416,746
[i,j]Cent CDO Ltd.,
2007-15A, A2B, 144A, FRN, 1.46%, 3/11/21	United States	5,686,824	5,506,608
2007-15A, B, 144A, FRN, 1.84%, 3/11/21	United States	8,500,000	8,252,905
[i,j]Cent CLO, 2013-17A, A1, 144A, FRN, 2.339%, 1/30/25	United States	16,246,000	16,278,005
[i,j]Cent CLO 20 Ltd.,
13-20A, AR, 144A, FRN, 2.256%, 1/25/26	Cayman Islands	8,000,000	8,000,000
13-20A, CR, 144A, FRN, 3.506%, 1/25/26	Cayman Islands	3,500,000	3,500,000
[i,j]Cent CLO LP,
2013-17A, B, 144A, FRN, 4.039%, 1/30/25	United States	3,500,000	3,508,260
2014-22A, A1R, 144A, FRN, 2.444%, 11/07/26	United States	6,280,000	6,305,183

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[j]Chase Funding Trust, 2004-2, 2A2, FRN, 1.491%, 2/26/35	United States	625,033	$578,634
[i,j]Citigroup Mortgage Loan Trust, 2013-A, A, 144A, FRN, 3.00%, 5/25/42	United States	2,500,046	2,498,514
[i,j]Colony American Homes,
2014-1A, A, 144A, FRN, 2.144%, 5/17/31	United States	9,332,437	9,347,243
2014-2A, C, 144A, FRN, 2.884%, 7/17/31	United States	10,105,000	10,120,265
Conseco Financial Corp., 1996-9, M1, 7.63%, 8/15/27	United States	2,562,561	2,781,702
[i,j]Dryden 31 Senior Loan Fund, 2014-31A, AR, 144A, FRN, 2.238%, 4/18/26	Cayman Islands	1,200,000	1,198,560
[i,j]Dryden 33 Senior Loan Fund, 2014-33A, AR, 144A, FRN, 2.588%, 10/15/28	Cayman Islands	12,185,000	12,270,173
[i,j]Dryden 34 Senior Loan Fund, 14-34A, AR, 144A, FRN, 2.318%, 10/15/26	Cayman Islands	19,310,000	19,316,952
[i,j]Dryden 38 Senior Loan Fund, 2015-38A, A, 144A, FRN, 2.588%, 7/15/27	Cayman Islands	21,757,143	21,886,380
[i,j]Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 2.358%, 7/15/26	United States	10,096,000	10,100,644
[i,j]Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.555%, 9/10/35	United States	3,255,000	3,388,677
[j]FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 3.191%, 2/25/24	United States	3,430,000	3,529,201
2014-DN3, M3, FRN, 4.991%, 8/25/24	United States	10,978,000	11,956,078
2014-DN4, M3, FRN, 5.541%, 10/25/24	United States	9,500,000	10,480,731
2015-DN1, M3, FRN, 5.141%, 1/25/25	United States	14,610,000	15,908,109
2015-DNA2, M3, FRN, 4.891%, 12/25/27	United States	15,000,000	16,645,347
2015-DNA3, M2, FRN, 3.841%, 4/25/28	United States	25,272,791	26,254,636
2015-HQ1, M3, FRN, 4.791%, 3/25/25	United States	23,111,666	25,097,092
2015-HQA1, M2, FRN, 3.641%, 3/25/28	United States	29,969,642	30,778,990
2015-HQA2, M2, FRN, 3.791%, 5/25/28	United States	3,718,356	3,845,417
2016-DNA1, M2, FRN, 3.891%, 7/25/28	United States	6,800,000	7,094,331
2016-DNA2, M2, FRN, 3.191%, 10/25/28	United States	35,270,000	36,084,815
2016-HQA1, M2, FRN, 3.741%, 9/25/28	United States	13,900,000	14,472,861
2016-HQA2, M2, FRN, 3.241%, 11/25/28	United States	22,018,000	22,773,217
2016-HQA3, M2, FRN, 2.341%, 3/25/29	United States	2,250,000	2,276,392
[j]FNMA Connecticut Avenue Securities,
2014-C02, 2M2, FRN, 3.591%, 5/25/24	United States	3,830,000	3,984,649
2014-C03, 1M2, FRN, 3.991%, 7/25/24	United States	9,960,000	10,485,376
2014-C04, 1M1, FRN, 5.891%, 11/25/24	United States	7,079,000	8,081,698
2014-C04, 2M2, FRN, 5.991%, 11/25/24	United States	4,166,394	4,678,970
2015-C01, 1M2, FRN, 5.291%, 2/25/25	United States	4,899,366	5,353,230
2015-C01, 2M2, FRN, 5.541%, 2/25/25	United States	22,049,478	23,941,288
2015-C02, 1M2, FRN, 4.991%, 5/25/25	United States	9,216,434	9,997,803
2015-C02, 2M2, FRN, 4.991%, 5/25/25	United States	4,886,634	5,244,668
2015-C03, 1M2, FRN, 5.991%, 7/25/25	United States	9,946,001	11,043,729
2017-C01, 1B1, FRN, 6.741%, 7/25/29	United States	5,375,000	5,746,781
[i,j]Galaxy XV CLO Ltd., 2013-15A, A, 144A, FRN, 2.408%, 4/15/25	United States	15,465,000	15,495,466
[i]G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	9,275,000	9,105,174
[u]GMAC Commercial Mortgage Securities Inc. Trust, 2005-C1, B, 4.936%, 5/10/43	United States	8,991,659	471,605
[j]GSAA Home Equity Trust, 2005-5, M3, FRN, 1.936%, 2/25/35	United States	3,285,236	3,191,520
[i]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	2,620,000	2,644,235

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[j]Home Equity Mortgage Trust, 2004-4, M3, FRN, 1.966%, 12/25/34	United States	2,808,566	$2,705,290
[i,j]Invitation Homes Trust,
2014-SFR3, C, 144A, FRN, 3.494%, 12/17/31	United States	1,250,000	1,251,925
2015-SFR1, B, 144A, FRN, 2.844%, 3/17/32	United States	7,400,000	7,421,406
2015-SFR2, C, 144A, FRN, 2.994%, 6/17/32	United States	2,340,000	2,349,093
2015-SFR3, C, 144A, FRN, 2.994%, 8/17/32	United States	10,402,000	10,444,433
JP Morgan Chase Commercial Mortgage Securities Trust, 2006-CB17, AM, 5.464%, 12/12/43	United States	801,669	801,501
[i,j]Katonah Ltd., 2007-IA, A2L, 144A, FRN, 2.653%, 4/23/22	United States	5,416,684	5,417,063
[j]Merrill Lynch Mortgage Investors Trust, 2004-A1, M1, FRN, 2/25/34	United States	1,487,050	1,191,977
[i,j]NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 2.72%, 4/27/27	United States	18,215,625	18,243,495
[i,j]Octagon Investment Partners 24 Ltd., 2015-1A, A1, 144A, FRN, 2.502%, 5/21/27	United States	10,530,000	10,576,964
[i,j,k]Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 0.00%, 8/12/26	Cayman Islands	4,000,000	4,000,000
[i,j]Octagon Investment Partners XXIII Ltd.,
2015-1A, A1, 144A, FRN, 2.578%, 7/15/27	United States	7,581,042	7,603,785
2015-1A, A2, 144A, FRN, 2.578%, 7/15/27	United States	7,197,192	7,218,784
[j]Structured Asset Securities Corp., 2002-1A, 2A1, FRN, 2.617%, 2/25/32	United States	20,275	18,557
[i,j]Towd Point Mortgage Trust, 2017-1, A2, 144A, FRN, 3.50%, 10/25/56	United States	8,862,000	9,054,472
[i,j]Voya CLO Ltd.,
2014-4A, A1, 144A, FRN, 2.658%, 10/14/26	Cayman Islands	7,620,000	7,629,144
2015-1A, A1, 144A, FRN, 2.638%, 4/18/27	United States	7,745,000	7,768,235
Wells Fargo Mortgage Backed Securities Trust,
[j]2004-W, A9, FRN, 3.004%, 11/25/34	United States	1,378,856	1,398,503
[u]2007-3, 3A1, 5.50%, 4/25/22	United States	206,752	211,605
[i,j]West CLO Ltd.,
2014-1A, A2, 144A, FRN, 3.258%, 7/18/26	United States	2,860,000	2,875,473
2014-1A, B, 144A, FRN, 4.008%, 7/18/26	United States	7,540,000	7,562,545
[i,j]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 1.259%, 8/01/22	United States	170,649	170,601
[i,j]Ziggurat CLO I Ltd., 2014-1A, C, 144A, FRN, 4.258%, 10/17/26	United States	2,000,000	2,006,340

			695,792,132

Real Estate 0.3%
iColony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	5,912,318	5,889,894
[i,j]Tricon American Homes Trust, 2015-SFR1, C, 144A, FRN, 2.894%, 5/17/32	United States	8,170,000	8,157,890

			14,047,784

Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $765,636,711)			765,823,256

Mortgage-Backed Securities 20.9%
[j]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 1.866%, 11/01/27	United States	1,708,522	1,721,095

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 10.6%
FHLMC 30 Year, 6.00%, 6/01/37	United States	49,975	56,650
FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31	United States	92,200	102,500
FHLMC 30 Year, 7.00%, 7/01/31	United States	6,570	6,928

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
FHLMC 30 Year, 8.00%, 2/01/30	United States	25,480	$30,020
FHLMC 30 Year, 8.50%, 10/01/24	United States	5,094	5,729
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18	United States	16,100	16,529
FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	121,332	126,760
FHLMC Gold 15 Year, 6.00%, 10/01/21 - 9/01/22	United States	378,080	400,123
FHLMC Gold 30 Year, 3.00%, 9/01/46	United States	110,962,303	110,929,713
FHLMC Gold 30 Year, 3.50%, 8/01/46	United States	79,699,231	82,048,355
FHLMC Gold 30 Year, 3.50%, 12/01/46	United States	19,609,436	20,187,421
[w]FHLMC Gold 30 Year, 3.50%, 5/01/47	United States	15,300,000	15,733,365
FHLMC Gold 30 Year, 4.00%, 3/01/47	United States	224,296,091	236,411,878
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	2,360,245	2,546,223
FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	13,858,918	15,160,140
FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	1,168,028	1,296,375
FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	1,521,689	1,725,682
FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	1,136,331	1,279,807
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	86,219	98,741
FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	20,774	24,451
FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	3,780	4,561
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	797	805
FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	9,189	9,237

			488,201,993

[j]Federal National Mortgage Association (FNMA) Adjustable Rate 0.1%
FNMA, 1.869% - 4.107%, 12/01/24 - 3/01/37	United States	5,844,416	6,085,538

Federal National Mortgage Association (FNMA) Fixed Rate 6.3%
FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19	United States	64,854	66,577
FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18	United States	30,707	31,539
FNMA 15 Year, 5.50%, 9/01/17 - 12/01/23	United States	157,595	165,019
FNMA 15 Year, 6.00%, 6/01/17 - 9/01/22	United States	62,139	64,474
FNMA 30 Year, 3.00%, 8/01/46	United States	109,757,655	109,765,483
FNMA 30 Year, 3.50%, 7/01/46	United States	115,408,550	118,818,280
FNMA 30 Year, 3.50%, 12/01/46	United States	18,664,463	19,215,903
[w]FNMA 30 Year, 3.50%, 5/01/47	United States	10,000,000	10,283,593
[w]FNMA 30 Year, 4.00%, 5/01/47	United States	10,000,000	10,532,812
FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	2,252,078	2,468,332
FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	7,648,742	8,612,129
FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	10,250,890	11,629,028
FNMA 30 Year, 6.50%, 8/01/28 - 5/01/37	United States	271,547	303,346
FNMA 30 Year, 7.00%, 11/01/25	United States	3,772	3,813
FNMA 30 Year, 7.50%, 1/01/30	United States	14,487	17,302
FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	83,225	101,947
FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	103,425	111,432

			292,191,009

[j]Government National Mortgage Association (GNMA) Adjustable Rate 0.0%†
GNMA, 2.00% - 2.25%, 1/20/23 - 10/20/26	United States	45,983	47,422

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate 3.8%
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	229,145	$260,441
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	40,249	45,400
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	37,705	43,018
GNMA I SF 30 Year, 7.50%, 1/15/22 - 5/15/26	United States	92,206	95,246
GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	1,606	1,660
GNMA II SF 30 Year, 3.00%, 8/20/46	United States	76,217,962	77,358,341
GNMA II SF 30 Year, 3.50%, 2/20/47	United States	85,967,419	89,465,210
[w]GNMA II SF 30 Year, 3.50%, 5/01/47	United States	9,000,000	9,351,211
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	5,217	6,025
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	515,374	594,056
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	56,184	66,134

			177,286,742

Total Mortgage-Backed Securities (Cost $977,446,313)			965,533,799

Municipal Bonds 2.0%
California State GO,
Refunding, 5.00%, 9/01/29	United States	1,730,000	2,063,976
Various Purpose, 6.00%, 11/01/39	United States	2,385,000	2,674,921
California Statewide CDA, PCR, Southern California Edison Co., Mandatory Put 12/01/23, Refunding, Series D, 2.625%, 11/01/33	United States	400,000	410,848
Chicago Transit Authority Sales and Transfer Tax Receipts Revenue, Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000	1,000,456
Clark County School District GO, Refunding, Series D, 5.00%, 6/15/23	United States	1,500,000	1,768,245
Connecticut State GO, Series B, 5.00%, 4/15/18	United States	650,000	674,011
Denver City and County Airport System Revenue, Refunding, Series A, 5.00%, 11/15/25	United States	215,000	260,113
Industry Public Facilities Authority Tax Allocation Revenue, Transportation District, Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured, 4.294%, 1/01/23	United States	10,000,000	10,308,000
Minnesota State GO,
Refunding, Series D, 5.00%, 8/01/25	United States	860,000	1,055,908
Various Purpose, Refunding, Series F, 4.00%, 10/01/24	United States	5,760,000	6,490,483
New Jersey EDA Revenue, School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	United States	3,300,000	3,353,097
New York State Dormitory Authority State Personal Income Tax Revenue, General Purpose, Refunding, Series A, 5.00%, 2/15/25	United States	950,000	1,133,236
Port Authority of New York and New Jersey Revenue,
Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	4,570,000	4,829,896
Consolidated, Refunding, One Hundred Ninety-Second Series, 4.81%, 10/15/65	United States	15,000,000	16,541,400
Providence St. Joseph Health Obligated Group, 2.746%, 10/01/26	United States	8,875,000	8,503,031
Puerto Rico Electric Power Authority Power Revenue, Series A, 6.75%, 7/01/36	United States	12,000,000	8,550,000
Texas State GO, Transportation Commission-Highway Improvement, Series A, 5.00%, 4/01/26	United States	8,215,000	10,066,990
University of California Revenue, Limited Project, Refunding, Series J, 4.131%, 5/15/45	United States	10,750,000	10,719,685

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Municipal Bonds (continued)
University of Texas Revenue, Series J, 5.00%, 8/15/25	United States	1,000,000	$1,222,800

Total Municipal Bonds (Cost $92,217,460)			91,627,096

		Shares
Escrows and Litigation Trusts 0.0%
[a,v]Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500	—
[a,v]NewPage Corp., Litigation Trust	United States	2,500,000	—

Total Escrows and Litigation Trusts (Cost $2,307)			—

Total Investments before Short Term Investments (Cost $4,607,845,825)			4,588,263,556

Short Term Investments (Cost $70,776,511) 1.5%
Money Market Funds 1.5%
[e,x]Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	70,776,511	70,776,511

Total Investments (Cost $4,678,622,336) 100.7%			4,659,040,067
Other Assets, less Liabilities (0.7)%			(33,551,310)

Net Assets 100.0%			$4,625,488,757

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security is owned by FT Holdings Corporation I, a wholly-owned subsidiary of the Fund. See Note 1(g).

cAt April 30, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.

dSee Note 8 regarding restricted securities.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fVariable rate security. The rate shown represents the yield at period end.

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2017, the aggregate value of these securities was $36,571,573, representing 0.8% of net assets.

hPerpetual security with no stated maturity date.

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2017, the aggregate value of these securities was $745,699,878, representing 16.1% of net assets.

jThe coupon rate shown represents the rate at period end.

kSecurity purchased on a when-issued basis. See Note 1(c).

lSee Note 1(f) regarding loan participation notes.

mIncome may be received in additional securities and/or cash.

nSee Note 1(i) regarding senior floating rate interests.

oA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

pPrincipal amount is stated in 100 Mexican Peso Units.

qThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

rRedemption price at maturity is adjusted for inflation. See Note 1(k).

sPrincipal amount is stated in 1,000 Brazilian Real Units.

tPrincipal amount of security is adjusted for inflation. See Note 1(k).

uThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

vSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2017, the aggregate value of these securities was $14,906, representing less than 0.1% of net assets.

wSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

xThe rate shown is the annualized seven-day yield at period end.

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

At April 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts
Australian 10 Yr. Bond	Long	650	$ 63,132,692	6/15/17	$1,857,084	$ —
Canadian 10 Yr. Bond	Long	207	21,165,594	6/21/17	474,221	—
Euro-Bund	Short	120	21,147,236	6/08/17	—	(62,997)
Long Gilt	Long	380	63,136,292	6/28/17	1,082,299	—
U.S. Treasury 2 Yr. Note	Long	101	21,877,547	6/30/17	31,262	—
U.S. Treasury 5 Yr. Note	Long	1,359	160,914,094	6/30/17	1,300,082	—
U.S. Treasury 10 Yr. Ultra	Long	200	27,090,625	6/21/17	691,658	—
U.S. Treasury 30 Yr. Bond	Long	960	146,850,000	6/21/17	3,170,314	—
Total Futures Contracts					$8,606,920	$(62,997)
Net unrealized appreciation (depreciation)					$8,543,923

At April 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	DBAB	Sell	9,789,527	7,262,263	5/18/17	$—	$(64,904)
Australian Dollar	DBAB	Sell	33,150,000	24,985,155	5/18/17	173,376	—
Australian Dollar	JPHQ	Sell	36,198,000	27,445,324	5/18/17	352,208	—
British Pound	DBAB	Sell	15,900,000	19,878,180	5/18/17	—	(729,330)
Canadian Dollar	JPHQ	Sell	11,500,000	8,655,000	5/18/17	227,087	—
Euro	BZWS	Sell	4,446,931	4,967,208	5/18/17	118,054	—
Euro	CITI	Sell	3,200,070	3,587,448	5/18/17	97,934	—
Euro	DBAB	Buy	3,683,229	4,048,606	5/18/17	—	(32,231)
Euro	DBAB	Buy	85,572,473	91,214,308	5/18/17	2,098,142	—
Euro	DBAB	Sell	89,423,576	95,649,576	5/18/17	—	(1,862,309)
Euro	DBAB	Sell	108,263,979	121,524,151	5/18/17	3,467,760	—
Euro	GSCO	Sell	1,024,000	1,150,566	5/18/17	33,946	—
Euro	HSBK	Sell	267,000	296,343	5/18/17	5,193	—
Euro	JPHQ	Sell	6,587,940	7,061,733	5/18/17	—	(122,082)
Euro	JPHQ	Sell	30,245,583	33,837,258	5/18/17	855,980	—
Hungarian Forint	DBAB	Buy	3,092,050,000	10,519,324	5/18/17	242,558	—
Hungarian Forint	DBAB	Sell	4,332,000,000	15,500,215	5/18/17	422,686	—
Hungarian Forint	JPHQ	Sell	935,000,000	3,364,641	5/18/17	110,373	—
Indian Rupee	DBAB	Buy	631,935,000	9,092,590	5/18/17	714,482	—
Indian Rupee	JPHQ	Buy	260,000,000	3,768,116	5/18/17	266,854	—
Indonesian Rupiah	DBAB	Buy	139,844,100,000	10,237,489	5/18/17	233,803	—
Japanese Yen	JPHQ	Sell	852,000,000	8,570,356	5/18/17	918,831	—
Japanese Yen	JPHQ	Sell	900,000,000	7,939,238	5/18/17	—	(143,360)
Mexican Peso	JPHQ	Buy	783,000,000	37,618,749	5/18/17	3,815,303	—
Mexican Peso	JPHQ	Sell	195,000,000	10,497,416	5/18/17	178,591	—
Mexican Peso	JPHQ	Sell	245,000,000	11,820,331	5/18/17	—	(1,144,347)
Philippine Peso	JPHQ	Buy	177,480,000	3,602,192	5/18/17	—	(71,692)
Singapore Dollar	JPHQ	Sell	13,800,000	9,805,315	5/18/17	—	(74,528)

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	JPHQ	Sell	11,300,000,000	9,677,143		5/18/17	$—	$(259,689)
Japanese Yen	DBAB	Sell	1,515,000,000	13,971,246		10/23/17	263,340	—
Japanese Yen	JPHQ	Sell	3,740,000,000	34,513,944		10/23/17	673,966	—
British Pound	JPHQ	Sell	6,600,000	75,781,420	SEK	10/26/17	46,316	—
Japanese Yen	JPHQ	Sell	1,400,000,000	12,917,274		1/23/19	—	(88,995)
Total Forward Exchange Contracts							$15,316,783	$(4,593,467)
Net unrealized appreciation (depreciation)							$10,723,316

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At April 30, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate	Counter- party/ Exchange	Notional Amount[a]	Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Buy Protection
Single Name
Olin Corp.	1.00%	ICE	$3,800,000	12/20/21	$93,085	$—	$(4,009)	$89,076
Contracts to Sell Protection[c]
Traded Index
CDX.NA.IG.24	1.00%	ICE	25,000,000	6/20/25	(47,676)	49,455	—	1,779	Investment Grade
CDX.NA.IG.28	1.00%	ICE	32,400,000	6/20/22	569,149	38,172	—	607,321	Investment Grade
Total Centrally Cleared Swap Contracts					$614,558	$87,627	$(4,009)	$698,176
OTC Swap Contracts
Contracts to Buy Protection
Single Name
The AES Corp.	5.00%	JPHQ	$14,100,000	6/20/21	$(1,298,842)	$—	$(647,853)	$(1,946,695)
The AES Corp.	5.00%	JPHQ	13,275,000	6/20/22	(1,845,199)	—	(56,923)	(1,902,122)
Avon Products Inc.	5.00%	GSCO	18,500,000	3/20/20	1,754,401	—	(3,013,153)	(1,258,752)
Beazer Homes USA Inc.	5.00%	CITI	4,000,000	6/20/19	(100,738)	—	(256,995)	(357,733)
Beazer Homes USA Inc.	5.00%	FBCO	9,700,000	6/20/19	(838,469)	—	(29,033)	(867,502)
Beazer Homes USA Inc.	5.00%	GSCO	5,000,000	6/20/19	(132,889)	—	(314,277)	(447,166)
Best Buy Co. Inc.	5.00%	CITI	4,600,000	6/20/22	(743,849)	—	(76,728)	(820,577)
Constellation Brands Inc.	5.00%	BZWS	3,000,000	6/20/17	(12,816)	—	(25,668)	(38,484)
Constellation Brands Inc.	5.00%	DBAB	2,000,000	6/20/17	(8,603)	—	(17,053)	(25,656)
CSC Holdings LLC	5.00%	GSCO	3,000,000	9/20/18	(85,936)	—	(122,224)	(208,160)
CSC Holdings LLC	5.00%	GSCO	9,000,000	3/20/19	(225,000)	—	(571,585)	(796,585)
El Paso Corp.	5.00%	GSCO	1,100,000	6/20/17	(5,798)	—	(8,298)	(14,096)

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate	Counter- party/ Exchange	Notional Amount[a]	Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection (continued)
Single Name (continued)
Kinder Morgan Energy Partners LP	5.00%	CITI	$1,000,000	3/20/20	$(125,550)	$—	$(13,108)	$(138,658)
Lennar Corp.	5.00%	FBCO	4,500,000	9/20/19	(314,856)	—	(174,720)	(489,576)
Olin Corp.	1.00%	FBCO	5,000,000	6/20/21	325,234	—	(294,375)	30,859
Olin Corp.	1.00%	GSCO	5,000,000	6/20/21	322,186	—	(291,327)	30,859
Pactiv LLC	5.00%	UBSW	12,000,000	6/20/17	24,480	—	(172,243)	(147,763)
PHH Corp.	5.00%	GSCO	5,400,000	9/20/19	22,422	—	(483,858)	(461,436)
Sanmina Corp.	5.00%	BZWS	3,600,000	6/20/19	(343,011)	—	(36,374)	(379,385)
Sanmina Corp.	5.00%	GSCO	7,500,000	6/20/19	(705,706)	—	(84,680)	(790,386)
Springleaf Finance Corp.	5.00%	GSCO	1,200,000	6/20/20	(45,497)	—	(34,567)	(80,064)
Staples Inc.	1.00%	CITI	4,600,000	6/20/22	283,093	—	(39,717)	243,376
Tenet Healthcare Corp.	5.00%	BZWS	4,500,000	3/20/19	(189,798)	—	(29,447)	(219,245)
Tenet Healthcare Corp.	5.00%	DBAB	4,000,000	3/20/19	(197,847)	2,963	—	(194,884)
Tenet Healthcare Corp.	5.00%	GSCO	7,335,000	3/20/19	(284,926)	—	(72,443)	(357,369)
Toys R Us Inc.	5.00%	DBAB	11,750,000	12/20/18	1,421,682	—	(364,065)	1,057,617
Toys R Us Inc.	5.00%	GSCO	5,475,000	12/20/18	816,770	—	(323,965)	492,805
Transocean Inc.	5.00%	MSCO	13,000,000	6/20/18	(180,000)	—	(413,575)	(593,575)
XPO CNW Inc.	5.00%	JPHQ	4,300,000	3/20/18	(92,211)	—	(93,178)	(185,389)

Contracts to Sell Protection[c]
Single Name
Calpine Corp.	5.00%	JPHQ	14,100,000	6/20/21	685,106	803,849	—	1,488,955	B
Calpine Corp.	5.00%	JPHQ	13,275,000	6/20/22	985,146	57,785	—	1,042,931	B
Freeport-McMoRan Inc.	1.00%	DBAB	6,500,000	3/20/23	(276,291)	—	(818,754)	(1,095,045)	BB-
Government of Mexico	1.00%	CITI	8,400,000	6/20/20	(63,126)	167,647	—	104,521	BBB+
Prudential Financial Inc.	1.00%	BOFA	8,800,000	12/20/21	(120,806)	301,113	—	180,307	A
Simon Property Group LP	1.00%	CITI	9,200,000	6/20/22	30,771	6,098	—	36,869	A

Traded Index
[d]Citibank Bespoke 58 IG/42 HY Equity Tranche 0-3% Index	0.00%	CITI	3,600,000	6/20/19	(911,323)	188,156	—	(723,167)	Non- Investment Grade
[d]Citibank Bespoke Dec-18
Hong Kong Tranche Index	1.00%	CITI	13,100,000	12/20/18	(460,144)	274,671	—	(185,473)	Non-Investment Grade
MCDX.NA.28	1.00%	CITI	6,160,000	6/20/22	97,183	27,518	—	124,701	Investment Grade
Total OTC Swap Contracts					$(2,840,757)	$1,829,800	$(8,880,186)	$(9,891,143)
Total Credit Default Swap Contracts					$(2,226,199)	$1,917,427	$(8,884,195)	$(9,192,967)
Net unrealized appreciation (depreciation)							$(6,966,768)

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dRepresents a custom index comprised of a basket of underlying issuers.

At April 30, 2017, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross Currency Swap Contracts

Description	Counter- party	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts
Receive Floating Quarterly 3-month USD BBA LIBOR + 3.29%	JPHQ	12,760,417 USD	10/13/17	$342,046	$—
Pay Fixed Annual 2.125%		12,250,000 CHF
Receive Fixed Semi-Annual 3.045%	CITI	11,760,000 USD	12/15/21	227,684	—
Pay Fixed Annual 1.125%		10,500,000 EUR
Net unrealized appreciation (depreciation)				$569,730

At April 30, 2017, the Fund had the following inflation index swap contracts outstanding. See Note 1(d).

Inflation Index Swap Contracts

Description	Counterparty	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts
Receive variable change in USA-CPI-U
Pay fixed rate at maturity 1.782%	JPHQ	$95,700,000	5/27/24	$2,814,809	$—

See Note 10 regarding other derivative information.

See Abbreviations on page 131.

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Financial Statements

Statements of Assets and Liabilities

April 30, 2017 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,115,083,438	$3,497,801,099	$2,424,669,173	$4,501,114,516
Cost - Controlled affiliates (Note 3f)	—	—	—	78,742,350
Cost - Non-controlled affiliates (Note 3f)	30,179,621	766,726,003	178,983,192	98,765,470
Total cost of investments	$1,145,263,059	$4,264,527,102	$2,603,652,365	$4,678,622,336
Value - Unaffiliated issuers	$1,120,421,648	$3,477,802,640	$2,426,097,358	$4,481,075,031
Value - Controlled affiliates (Note 3f)	—	—	—	77,657,500
Value - Non-controlled affiliates (Note 3f)	30,179,621	766,726,003	181,546,601	100,307,536
Total value of investments	1,150,601,269	4,244,528,643	2,607,643,959	4,659,040,067
Cash	—	2,997,481	600,319	768,461
Restricted Cash (Note 1e)	—	—	190,000	2,331,000
Foreign currency, at value (cost $—, $—, $5,566,782 and $3,072,812, respectively)	—	—	5,572,667	3,076,252
Receivables:
Investment securities sold	8,604,181	40,946	10,273,215	13,285,221
Capital shares sold	1,569,749	9,998,323	5,870,698	8,006,522
Dividends and interest	3,325,796	5,592,023	12,987,068	28,548,005
Affiliates	—	—	343,215	—
Due from brokers	—	1,151,759	5,135,766	17,829,585
Variation margin	—	—	—	970,383
OTC swap contracts (upfront payments $—, $—, $4,427,517 and $11,503,739)	—	—	2,994,210	6,768,474
Unrealized appreciation on OTC forward exchange contracts	—	—	5,166,939	15,316,783
Unrealized appreciation on OTC swap contracts	—	—	1,353,466	5,214,339
Unrealized appreciation on unfunded loan commitments (Note 9)	—	880,912	103,134	231,571
Other assets	1,026	2,893	2,244	7,891
Total assets	1,164,102,021	4,265,192,980	2,658,236,900	4,761,394,554
Liabilities:
Payables:
Investment securities purchased	—	387,304,682	24,624,513	92,837,114
Capital shares redeemed	2,979,839	8,849,023	5,131,763	12,819,348
Management fees	476,663	1,368,830	721,482	1,733,841
Distribution fees	250,869	614,217	398,899	880,565
Transfer agent fees	256,940	512,693	—	791,934
Trustees’ fees and expenses	1,713	2,410	5,923	3,490
Distributions to shareholders	113,307	2,449,130	352,542	633,404
Variation margin	—	18,914	19,879	—
OTC swap contracts (upfront receipts $—, $—, $7,719,642 and $12,952,288)	—	—	5,159,206	9,609,231
Due to brokers	—	—	190,000	2,331,000
Unrealized depreciation on OTC forward exchange contracts	—	—	1,295,710	4,593,467
Unrealized depreciation on OTC swap contracts	—	—	3,759,627	8,880,186
Accrued expenses and other liabilities	150,776	817,328	317,558	792,217

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2017 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Total liabilities	$4,230,107	$401,937,227	$41,977,102	$135,905,797
Net assets, at value	$1,159,871,914	$3,863,255,753	$2,616,259,798	$4,625,488,757
Net assets consist of:
Paid-in capital	$1,320,244,165	$4,154,938,266	$2,694,695,764	$4,748,492,512
Undistributed net investment income	—	2,527,413	—	—
Distributions in excess of net investment income	(7,677,763)	—	(9,743,274)	(17,210,594)
Net unrealized appreciation (depreciation)	5,338,210	(20,190,040)	5,057,416	(4,359,937)
Accumulated net realized gain (loss)	(158,032,698)	(274,019,886)	(73,750,108)	(101,433,224)
Net assets, at value	$1,159,871,914	$3,863,255,753	$2,616,259,798	$4,625,488,757
Class A:
Net assets, at value	$591,063,541	$1,455,825,235	$1,457,580,736	$3,220,518,564
Shares outstanding	70,965,235	163,984,231	147,777,057	330,251,615
Net asset value per share[b]	$8.33	$8.88	$9.86	$9.75
Maximum offering price per share (net asset value per share ÷ 97.75%, 97.75%, 97.75% and 95.75%, respectively)	$8.52	$9.08	$10.09	$10.18
Class A1:
Net assets, at value	$136,835,288
Shares outstanding	16,434,016
Net asset value per share[b]	$8.33
Maximum offering price per share (net asset value per share ÷ 97.75%)	$8.52
Class C:
Net assets, at value	$224,663,780	$596,792,105	$198,092,631	$394,866,888
Shares outstanding	26,992,872	67,209,450	20,152,330	40,722,246
Net asset value and maximum offering price per share[b]	$8.32	$8.88	$9.83	$9.70
Class R:
Net assets, at value				$49,026,819
Shares outstanding				5,043,313
Net asset value and maximum offering price per share				$9.72
Class R6:
Net assets, at value	$2,362,620	$110,557,139	$586,400,754	$106,536,668
Shares outstanding	283,363	12,451,035	59,132,846	10,861,878
Net asset value and maximum offering price per share	$8.34	$8.88	$9.92	$9.81
Advisor Class:
Net assets, at value	$204,946,685	$1,700,081,274	$374,185,677	$854,539,818
Shares outstanding	24,582,636	191,418,675	37,760,240	87,182,218
Net asset value and maximum offering price per share	$8.34	$8.88	$9.91	$9.80

aConsolidated financial statement. See Note 1(g).

bRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FINANCIAL STATEMENTS

Statements of Operations

for the six months ended April 30, 2017 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Investment income:
Dividends:
Unaffiliated issuers	$—	$340,697	$24,556	$629,379
Controlled affiliates (Note 3f)	—	—	—	942,024
Non-controlled affiliates (Note 3f)	16,988	531,665	1,759,782	1,162,121
Interest	16,678,354	71,662,576	29,692,474	78,421,777
Inflation principal adjustments	—	—	1,618,591	1,345,721
Paydown gain (loss)	(7,806,115)	—	(1,761,764)	540,746
Total investment income	8,889,227	72,534,938	31,333,639	83,041,768
Expenses:
Management fees (Note 3a)	3,086,976	8,661,717	6,185,963	10,936,928
Distribution fees: (Note 3c)
Class A	778,928	1,781,243	1,824,878	4,126,051
Class A1	69,562	—	—	—
Class C	790,091	1,879,577	666,177	1,334,602
Class R	—	—	—	133,363
Transfer agent fees: (Note 3e)
Class A	414,640	631,484	1,218,867	2,499,915
Class A1	98,133	—	—	—
Class C	161,721	256,279	172,262	310,918
Class R	—	—	—	40,526
Class R6	165	113	207	642
Advisor Class	143,586	628,113	247,182	592,585
Custodian fees (Note 4)	5,176	11,725	27,404	70,343
Reports to shareholders	75,847	126,724	121,876	317,466
Registration and filing fees	56,622	60,321	95,604	202,482
Professional fees	27,570	249,810	46,506	70,609
Trustees’ fees and expenses	8,250	17,294	15,714	27,617
Other	120,413	41,639	114,095	236,319
Total expenses	5,837,680	14,346,039	10,736,735	20,900,366
Expense reductions (Note 4)	(156)	(6,071)	(8,845)	(17,926)
Expenses waived/paid by affiliates (Note 3f and 3g)	(35,871)	(972,408)	(1,812,227)	(881,659)
Net expenses	5,801,653	13,367,560	8,915,663	20,000,781
Net investment income	3,087,574	59,167,378	22,417,976	63,040,987
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(30,187)	(23,742,812)	(5,400,462)	(20,532,790)
Foreign currency transactions	—	2,687	3,328,659	15,883,456
Futures contracts	—	—	4,165,038	(28,246,165)
Swap contracts	—	95,162	343,433	(6,453,413)
Net realized gain (loss)	(30,187)	(23,644,963)	2,436,668	(39,348,912)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,176,160)	36,866,079	(54,419)	(52,384,963)
Translation of other assets and liabilities denominated in foreign currencies	—	—	2,350,380	3,522,175
Futures contracts	—	—	(1,105,738)	12,401,376
Swap contracts	—	(783,852)	873,632	6,648,460
Net change in unrealized appreciation (depreciation)	(3,176,160)	36,082,227	2,063,855	(29,812,952)

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FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended April 30, 2017 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Net realized and unrealized gain (loss)	$(3,206,347)	$12,437,264	$ 4,500,523	$(69,161,864)
Net increase (decrease) in net assets resulting from operations	$ (118,773)	$71,604,642	$26,918,499	$ (6,120,877)

aConsolidated financial statement. See Note 1(g).

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$ 3,087,574	$ 6,177,925	$ 59,167,378	$ 142,862,698
Net realized gain (loss)	(30,187)	617,606	(23,644,963)	(60,596,568)
Net change in unrealized appreciation (depreciation)	(3,176,160)	(11,522,082)	36,082,227	119,213,445
Net increase (decrease) in net assets resulting from operations	(118,773)	(4,726,551)	71,604,642	201,479,575
Distributions to shareholders from:
Net investment income:
Class A	(5,513,417)	(10,995,661)	(24,128,920)	(64,460,934)
Class A1	(1,418,499)	(2,862,431)	—	—
Class C	(1,670,229)	(3,137,657)	(8,642,590)	(23,786,613)
Class R6	(24,971)	(41,661)	(743,147)	(285,466)
Advisor Class	(2,174,353)	(4,223,137)	(25,349,157)	(54,321,011)
Total distributions to shareholders	(10,801,469)	(21,260,547)	(58,863,814)	(142,854,024)
Capital share transactions: (Note 2)
Class A	(71,076,618)	(167,984,621)	90,116,578	(222,175,112)
Class A1	(22,333,416)	(35,100,623)	—	—
Class C	(39,373,562)	(64,817,272)	42,750,617	(87,707,899)
Class R6	9,740	236,438	98,314,701	11,857,272
Advisor Class	(20,732,007)	(76,748,790)	586,719,206	(314,178,543)
Total capital share transactions	(153,505,863)	(344,414,868)	817,901,102	(612,204,282)
Net increase (decrease) in net assets .	(164,426,105)	(370,401,966)	830,641,930	(553,578,731)
Net assets:
Beginning of period	1,324,298,019	1,694,699,985	3,032,613,823	3,586,192,554
End of period	$1,159,871,914	$1,324,298,019	$3,863,255,753	$3,032,613,823
Undistributed net investment income included in net assets:
End of period	$ —	$ 36,132	$ 2,527,413	$ 2,223,849
Distributions in excess of net investment income included in net assets:
End of period	$ (7,677,763)	$ —	$ —	$ —

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund[a]
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$ 22,417,976	$ 41,317,809	$ 63,040,987	$ 110,841,380
Net realized gain (loss)	2,436,668	(21,952,845)	(39,348,912)	(59,263,353)
Net change in unrealized appreciation (depreciation)	2,063,855	29,381,816	(29,812,952)	114,335,062
Net increase (decrease) in net assets resulting from operations	26,918,499	48,746,780	(6,120,877)	165,913,089
Distributions to shareholders from:
Net investment income:
Class A	(19,650,393)	(33,131,709)	(59,758,454)	(101,527,245)
Class C	(2,435,536)	(4,013,836)	(6,676,604)	(11,788,656)
Class R	—	—	(910,522)	(1,861,369)
Class R6	(7,740,893)	(12,099,518)	(1,937,130)	(2,201,117)
Advisor Class	(3,991,480)	(3,563,139)	(14,605,873)	(15,522,886)
Total distributions to shareholders	(33,818,302)	(52,808,202)	(83,888,583)	(132,901,273)
Capital share transactions: (Note 2)
Class A	(62,437,175)	(127,311,300)	(335,804,468)	66,617,965
Class C	(19,266,344)	7,361,242	(46,015,199)	2,877,723
Class R	—	—	(8,600,375)	(12,019,056)
Class R6	34,667,600	43,783,151	14,179,336	24,451,715
Advisor Class	149,573,459	74,356,194	126,775,869	212,187,480
Total capital share transactions	102,537,540	(1,810,713)	(249,464,837)	294,115,827
Net increase (decrease) in net assets	95,637,737	(5,872,135)	(339,474,297)	327,127,643
Net assets:
Beginning of period	2,520,622,061	2,526,494,196	4,964,963,054	4,637,835,411
End of period	$2,616,259,798	$2,520,622,061	$4,625,488,757	$4,964,963,054
Undistributed net investment income included in net assets:
End of period	$ —	$ 1,657,052	$ —	$ 3,637,002
Distributions in excess of net investment income included in net assets:
End of period	$ (9,743,274)	$ —	$ (17,210,594)	$ —

aConsolidated financial statement. See Note 1(g).

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Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class C, Class R6 & Advisor Class

Franklin Adjustable U.S. Government Securities Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Total Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or traded in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting
Policies (continued)

c. Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Certain or all Funds entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

Certain or all Funds purchased or wrote OTC option contracts primarily to manage and/or gain exposure to credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting
Policies (continued)

d. Derivative Financial Instruments (continued)

option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

Certain or all Funds entered into inflation index swap contracts primarily to manage inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

Certain or all Funds invest in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statements of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

e. Restricted Cash

At April 30, 2017, certain or all Funds held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statements of Assets and Liabilities.

f. Loan Participation Notes

Certain or all Funds invest in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Funds. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Funds have the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Funds generally have no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Funds assume the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Investments in FT Holdings Corporation I (FT Subsidiary)

Franklin Total Return Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned Subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At April 30, 2017, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated. At April 30, 2017, the net assets of the FT Subsidiary were $7,352,929, representing 0.2% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

h. Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2017, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting
Policies (continued)

k. Security Transactions, Investment Income, Expenses and Distributions (continued)

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statements of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enter into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2017
Shares sold	9,372,200	$78,515,204	32,788,504	$290,786,944
Shares issued in reinvestment of distributions	623,266	5,214,944	2,530,252	22,459,469
Shares redeemed	(18,481,904)	(154,806,766)	(25,138,976)	(223,129,835)
Net increase (decrease)	(8,486,438)	$(71,076,618)	10,179,780	$90,116,578
Year ended October 31, 2016
Shares sold	21,965,175	$185,996,265	24,811,623	$212,007,459
Shares issued in reinvestment of distributions	1,239,949	10,469,739	7,064,574	59,950,762
Shares redeemed	(43,095,113)	(364,450,625)	(58,463,296)	(494,133,333)
Net increase (decrease)	(19,889,989)	$(167,984,621)	(26,587,099)	$(222,175,112)

Class A1 Shares:
Six Months ended April 30, 2017
Shares sold	215,670	$1,806,256
Shares issued in reinvestment of distributions	160,697	1,344,045
Shares redeemed	(3,043,851)	(25,483,717)
Net increase (decrease)	(2,667,484)	$(22,333,416)
Year ended October 31, 2016
Shares sold	782,382	$6,611,320
Shares issued in reinvestment of distributions	321,531	2,714,543
Shares redeemed	(5,258,218)	(44,426,486)
Net increase (decrease)	(4,154,305)	$(35,100,623)

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	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Six Months ended April 30, 2017
Shares sold	1,022,602	$8,561,902	12,026,180	$106,690,314
Shares issued in reinvestment of distributions	184,858	1,545,482	886,780	7,871,319
Shares redeemed	(5,911,715)	(49,480,946)	(8,091,302)	(71,811,016)
Net increase (decrease)	(4,704,255)	$(39,373,562)	4,821,658	$42,750,617
Year ended October 31, 2016
Shares sold	4,522,226	$38,281,353	9,537,412	$81,449,034
Shares issued in reinvestment of distributions	342,782	2,892,128	2,536,642	21,527,906
Shares redeemed	(12,545,368)	(105,990,753)	(22,589,768)	(190,684,839)
Net increase (decrease)	(7,680,360)	$(64,817,272)	(10,515,714)	$(87,707,899)

Class R6 Shares:
Six Months ended April 30, 2017
Shares sold	27,660	$231,971	11,527,268	$102,495,436
Shares issued in reinvestment of distributions	2,981	24,971	83,703	743,141
Shares redeemed	(29,471)	(247,202)	(554,716)	(4,923,876)
Net increase (decrease)	1,170	$9,740	11,056,255	$98,314,701
Year ended October 31, 2016
Shares sold	59,418	$503,303	1,447,506	$12,322,386
Shares issued in reinvestment of distributions	4,930	41,660	32,856	285,282
Shares redeemed	(36,505)	(308,525)	(86,396)	(750,396)
Net increase (decrease)	27,843	$236,438	1,393,966	$11,857,272

Advisor Class Shares:
Six Months ended April 30, 2017
Shares sold	6,164,437	$51,675,295	94,121,932	$835,876,991
Shares issued in reinvestment of distributions	233,751	1,957,290	1,414,485	12,557,780
Shares redeemed	(8,874,376)	(74,364,592)	(29,463,358)	(261,715,565)
Net increase (decrease)	(2,476,188)	$(20,732,007)	66,073,059	$586,719,206
Year ended October 31, 2016
Shares sold	13,280,439	$112,298,847	43,401,930	$369,260,775
Shares issued in reinvestment of distributions	441,098	3,728,635	2,892,071	24,565,655
Shares redeemed	(22,751,797)	(192,776,272)	(84,100,921)	(708,004,973)
Net increase (decrease)	(9,030,260)	$(76,748,790)	(37,806,920)	$(314,178,543)

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2. Shares of Beneficial Interest (continued)

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2017
Shares sold	29,910,062	$294,509,663	32,603,205	$315,962,071
Shares issued in reinvestment of distributions	1,726,320	16,991,595	6,055,976	58,602,876
Shares redeemed	(37,977,485)	(373,938,433)	(73,334,720)	(710,369,415)
Net increase (decrease)	(6,341,103)	$(62,437,175)	(34,675,539)	$(335,804,468)
Year ended October 31, 2016
Shares sold	47,047,322	$461,234,268	93,822,994	$916,738,346
Shares issued in reinvestment of distributions	2,977,746	29,135,231	10,292,781	99,324,788
Shares redeemed	(62,936,182)	(617,680,799)	(96,558,711)	(949,445,169)
Net increase (decrease)	(12,911,114)	$(127,311,300)	7,557,064	$66,617,965

Class C Shares:
Six Months ended April 30, 2017
Shares sold	3,190,045	$31,317,932	3,176,057	$30,600,455
Shares issued in reinvestment of distributions	200,551	1,967,554	636,235	6,120,245
Shares redeemed	(5,354,682)	(52,551,830)	(8,592,719)	(82,735,899)
Net increase (decrease)	(1,964,086)	$(19,266,344)	(4,780,427)	$(46,015,199)
Year ended October 31, 2016
Shares sold	10,992,306	$107,389,119	11,518,037	$111,836,091
Shares issued in reinvestment of distributions	344,793	3,366,635	1,118,125	10,736,413
Shares redeemed	(10,576,146)	(103,394,512)	(12,292,706)	(119,694,781)
Net increase (decrease)	760,953	$7,361,242	343,456	$2,877,723

Class R Shares:
Six Months ended April 30, 2017
Shares sold			542,058	$5,226,613
Shares issued in reinvestment of distributions			90,404	872,024
Shares redeemed			(1,521,044)	(14,699,012)
Net increase (decrease)			(888,582)	$(8,600,375)
Year ended October 31, 2016
Shares sold			1,331,922	$12,937,501
Shares issued in reinvestment of distributions			186,048	1,789,731
Shares redeemed			(2,741,401)	(26,746,288)
Net increase (decrease)			(1,223,431)	$(12,019,056)

Class R6 Shares:
Six Months ended April 30, 2017
Shares sold	10,501,553	$104,140,101	2,157,909	$21,007,832
Shares issued in reinvestment of distributions	777,160	7,689,264	13,439	130,795
Shares redeemed	(7,793,453)	(77,161,765)	(714,198)	(6,959,291)
Net increase (decrease)	3,485,260	$34,667,600	1,457,150	$14,179,336
Year ended October 31, 2016
Shares sold	13,012,102	$127,680,026	5,007,346	$49,666,379
Shares issued in reinvestment of distributions	1,225,030	12,041,881	8,309	80,954
Shares redeemed	(9,709,503)	(95,938,756)	(2,560,569)	(25,295,618)
Net increase (decrease)	4,527,629	$43,783,151	2,455,086	$24,451,715

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	Franklin Low Duration Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Six Months ended April 30, 2017
Shares sold	23,350,987	$230,935,690	28,116,273	$273,973,224
Shares issued in reinvestment of distributions	357,059	3,530,051	1,319,091	12,832,191
Shares redeemed	(8,582,221)	(84,892,282)	(16,425,394)	(160,029,546)
Net increase (decrease)	15,125,825	$149,573,459	13,009,970	$126,775,869
Year ended October 31, 2016
Shares sold	18,882,422	$186,687,617	48,174,526	$480,064,749
Shares issued in reinvestment of distributions	280,629	2,760,337	1,297,441	12,575,671
Shares redeemed	(11,651,331)	(115,091,760)	(28,473,005)	(280,452,940)
Net increase (decrease)	7,511,720	$74,356,194	20,998,962	$212,187,480

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $5 billion
0.440%	Over $5 billion, up to and including $10 billion
0.410%	Over $10 billion, up to and including $15 billion
0.380%	In excess of $15 billion

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3.    Transactions with Affiliates (continued)

a.    Management Fees (continued)

Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.550%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $1.5 billion
0.450%	Over $1.5 billion, up to and including $6.5 billion
0.425%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

For the period ended April 30, 2017, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
0.500%	0.499%	0.500%	0.470%

b.    Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

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c.    Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%
Class A1	0.10%	—%	—%	—%
Compensation Plans:
Class C	0.65%	0.65%	0.65%	0.65%
Class R	—%	—%	—%	0.50%

d.    Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$41,912	$111,815	$152,310	$560,096
CDSC retained	$ 5,804	$ 25,370	$ 53,187	$ 60,907

e.    Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Transfer agent fees	$325,416	$530,275	$626,407	$1,264,260

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3.    Transactions with Affiliates (continued)

f.    Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended April 30, 2017, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Franklin Adjustable U.S. Government Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio, 0.37%	26,812,763	186,525,004	(183,158,146)	30,179,621	$ 30,179,621	$ 16,988	$ —	0.2%
Franklin Floating Rate Daily Access Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio, 0.37%	301,294,963	1,512,997,350	(1,047,566,310)	766,726,003	$766,726,003	$ 531,665	$ —	4.0%
Franklin Low Duration Total Return Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	1,893,663	—	—	1,893,663	$ 19,978,147	$848,999	$ —	6.2%
Franklin Middle Tier Floating Rate Fund	2,389,308	—	—	2,389,308	24,036,434	825,721	—	8.5%
Institutional Fiduciary Trust Money Market Portfolio, 0.37%	89,753,463	432,965,820	(385,187,263)	137,532,020	137,532,020	85,062	—	0.7%
Total					$181,546,601	$ 1,759,782	$ —
Franklin Total Return Fund Controlled Affiliates
Franklin Liberty Investment Grade Corporate ETF	400,000	800,000	—	1,200,000	$ 29,220,000	$418,674	$ —	52.2%
Franklin Liberty Short Duration U.S. Government ETF	500,000	—	—	500,000	48,437,500	523,350	—	29.4%
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	997,589	—	—	997,589	10,524,565	447,256	—	3.3%
Franklin Middle Tier Floating Rate Fund	1,889,310	—	—	1,889,310	19,006,460	652,927	—	6.7%
Institutional Fiduciary Trust Money Market Portfolio, 0.37%	104,199,665	757,701,654	(791,124,808)	70,776,511	70,776,511	61,938	—	0.4%
Total					$177,965,036	$ 2,104,145	$ —

g.    Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Low Duration Total Return Fund and Franklin Total Return Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class

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of the Funds do not exceed 0.55% and 0.63%, respectively, and Class R6 does not exceed 0.38% and 0.49%, respectively, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 28, 2018. For Franklin Low Duration Total Return Fund and Franklin Total Return Fund, there were no Class R6 transfer agent fees waived during the period ended April 30, 2017.

h.    Other Affiliated Transactions

At April 30, 2017, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund
2.9%	21.3%

i.    Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. Purchases and sales for the period ended April 30, 2017, were as follows:

	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund
Purchases	$20,186,742	$—
Sales	$—	$1,067,625

4.    Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2017, the custodian fees were reduced as noted in the Statements of Operations.

5.    Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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5.    Income Taxes (continued)

At October 31, 2016, the capital loss carryforwards were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Capital loss carryforwards subject to expiration:
2017	$ 4,398,245	$113,325,538	$ —	$ —
2018	39,689,305	—	—	—
2019	21,934,756	10,282,409	5,327,487	—
Capital loss carryforwards not subject to expiration:
Short term	19,905,561	21,809,899	23,452,757	21,117,357
Long term	72,074,646	104,483,893	44,282,224	34,070,782

Total capital loss carryforwards	$158,002,513	$249,901,739	$73,062,468	$55,188,139

At April 30, 2017, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Cost of investments	$1,145,263,059	$4,263,821,148	$2,611,014,005	$4,694,573,640
Unrealized appreciation	$ 9,426,306	$ 29,379,620	$ 23,176,735	$ 82,454,170
Unrealized depreciation	(4,088,096)	(48,672,125)	(26,546,781)	(117,987,743)
Net unrealized appreciation (depreciation)	$ 5,338,210	$ (19,292,505)	$ (3,370,046)	$ (35,533,573)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, paydown losses, bond discounts and premiums, swaps and wash sales.

6.    Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2017, were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Purchases	$ 16,952,758	$2,077,997,282	$541,572,424	$1,657,008,991
Sales	$176,915,954	$1,352,593,974	$488,488,579	$1,950,924,972

7.    Credit Risk

At April 30, 2017, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund had 64.0%, 15.7% and 16.0%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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8.    Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
Franklin Floating Rate Daily Access Fund
96,129	Warrior Met Coal Inc.(Value is 0.1% of Net Assets)	7/31/14 - 9/23/14	$13,170,468	$1,651,113

Franklin Low Duration Total Return Fund
98,168	[a] Halcon Resources Corp.	3/17/15 - 7/07/15	$ 1,880,354	$ 631,163
12,326,925	Holdco 2, A	4/15/13 - 2/01/17	92,078	9,223
1,226,701	Holdco 2, B	2/01/17	911	918

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$ 1,973,343	$ 641,304

Franklin Total Return Fund
229,059	[b] Halcon Resources Corp.	3/17/15 - 7/07/15	$ 4,383,141	$1,472,715
28,762,824	Holdco 2, A	4/15/13 - 2/01/17	221,469	21,519
2,862,311	Holdco 2, B	2/01/17	2,125	2,142

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$ 4,606,735	$1,496,376

†	Rounds to less than 0.1% of net assets.

[a]	The Fund also invests in unrestricted securities or other investments in the issuer, valued at $9,191 as of April 30, 2017.
[b]	The Fund also invests in unrestricted securities or other investments in the issuer, valued at $21,446 as of April 30, 2017.

9.    Unfunded Loan Commitments

Certain or all Funds enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations. Funded portions of credit agreements are presented in the Statements of Investments.

At April 30, 2017, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Franklin Floating Rate Daily Access Fund
BMC Software Finance, Inc., Initial US Revolving Commitment	$20,723,252

Franklin Low Duration Total Return Fund
BMC Software Finance, Inc., Initial US Revolving Commitment	$ 3,492,917

Franklin Total Return Fund
BMC Software Finance, Inc., Initial US Revolving Commitment	$ 7,629,911
Global Tel*Link Corp, Revolving Commitment	211,174
$ 7,841,085

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10.  Other Derivative Information

At April 30, 2017, the Funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Franklin Floating Rate Daily Access Fund
Credit contracts	Variation margin	$—		Variation margin	$783,852	[a]

Franklin Low Duration Total Return Fund
Interest rate contracts	Variation margin	$774,036	[a]	Variation margin	$912,683	[a]

	Unrealized appreciation on OTC swap contracts	515,362		Unrealized depreciation on OTC swap contracts	—

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	5,166,939		Unrealized depreciation on OTC forward exchange contracts	1,295,710

Credit contracts	Variation margin	37,112	[a]	Variation margin	2,532	[a]

	OTC swap contracts (Upfront payments)	2,994,210		OTC swap contracts (Upfront receipts)	5,159,206

	Unrealized appreciation on OTC swap contracts	838,104		Unrealized depreciation on OTC swap contracts	3,759,627

Totals		$10,325,763			$11,129,758

Franklin Total Return Fund
Interest rate contracts	Variation margin	$8,606,920	[a]	Variation margin	$62,997	[a]

	Unrealized appreciation on OTC swap contracts	569,730		Unrealized depreciation on OTC swap contracts	—

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	15,316,783		Unrealized depreciation on OTC forward exchange contracts	4,593,467

Credit contracts	Variation margin	87,627	[a]	Variation margin	4,009	[a]

	OTC swap contracts (Upfront payments)	6,768,474		OTC swap contracts (Upfront receipts)	9,609,231

	Unrealized appreciation on OTC swap contracts	1,829,800		Unrealized depreciation on OTC swap contracts	8,880,186

Inflation contracts	Unrealized appreciation on OTC swap contracts	2,814,809		Unrealized depreciation on OTC swap contracts	—

Value recovery instruments	Investments in securities, at value	167,872		Investments in securities, at value	—

Totals		$36,162,015			$23,149,890

a This amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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For the period ended April 30, 2017, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Locations	Net Realized Gain (Loss) for the Period		Statements of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:

Franklin Floating Rate Daily Access Fund
Credit contracts	Swap contracts	$ 95,162		Swap contracts	$ (783,852)

Franklin Low Duration Total Return Fund
Interest rate contracts	Futures contracts	$ 4,165,038		Futures contracts	$(1,105,738)

	Swap contracts	2,396,017		Swap contracts	(361,064)

Foreign exchange contracts	Foreign currency transactions	2,992,677[a]		Translation of other assets and liabilities denominated in foreign currencies	2,312,545[a]

Credit contracts	Investments	(294,814)	[b]	Investments	148,822[b]

	Swap contracts	(2,052,584)		Swap contracts	1,234,696

Totals		$ 7,206,334			$ 2,229,261

Franklin Total Return Fund
Interest rate contracts	Futures contracts	$(28,246,165)		Futures contracts	$12,401,376

	Swap contracts	348,752		Swap contracts	(159,881)

Foreign exchange contracts	Foreign currency transactions	16,116,648[a]		Translation of other assets	3,408,056[a]
				and liabilities denominated
				in foreign currencies

Credit contracts	Investments	(859,360)	[b]	Investments	427,650[b]

	Swap contracts	(6,802,165)		Swap contracts	5,608,437

Inflation contracts	Swap contracts	—		Swap contracts	1,199,904

Value recovery instruments	Investments	—		Investments	15,581

Totals		$(19,442,290)			$22,901,123

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statements of Operations.

bPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the period ended April 30, 2017, the average month end fair value of derivatives, as a percentage of average month end net assets, and the average month end number of open derivative contracts for the period were as follows:

	Franklin Floating Rate Daily Access Fund		Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Average month end fair value of derivatives	0.0%	[a]	0.4%	1.0%
Average month end number of open derivatives	2		115	131

[a]Rounds to less than 0.1%.

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10.  Other Derivative Information (continued)

At April 30, 2017, the Funds’ OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statements of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Franklin Low Duration
Total Return Fund
Forward exchange contracts	$5,166,939	$ 1,295,710
Swap contracts	4,347,676	8,918,833

Total	$9,514,615	$10,214,543

Franklin Total
Return Fund
Forward exchange contracts	$15,316,783	$ 4,593,467
Swap contracts	11,982,813	18,489,417

Total	$27,299,596	$23,082,884

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

At April 30, 2017, the Funds’ OTC derivative assets, which may be offset against the Funds’ OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[b,c]	Cash Collateral Received	Net Amount (Not less than zero)
Franklin Low Duration Total Return Fund
Counterparty
BZWS	$ 5,571	$ (5,571)	$ —	$—	$ —
CITI	1,051,583	(1,051,583)	—	—	—
DBAB	2,585,558	(869,358)	(1,526,200)	(190,000)	—
FBCO	—	—	—	—	—
GSCO	1,502,105	(1,502,105)	—	—	—
HSBK	117	—	—	—	117
JPHQ	4,310,077	(2,969,730)	(1,340,347)	—	—
MSCO	59,604	(59,604)	—	—	—

Total	$9,514,615	$(6,457,951)	$(2,866,547)	$(190,000)	$ 117

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		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[b,c]	Cash Collateral Received	Net Amount (Not less than zero)
Franklin Total Return Fund
Counterparty
BOFA	$ 301,113	$ (120,806)	$ —	$ (111,000)	$69,307
BZWS	118,054	(118,054)	—	—	—
CITI	1,400,755	(1,400,755)	—	—	—
DBAB	9,040,792	(4,371,387)	(4,179,409)	(490,000)	—
FBCO	325,234	(325,234)	—	—	—
GSCO	2,949,725	(2,949,725)	—	—	—
HSBK	5,193	—	—	—	5,193
JPHQ	13,134,250	(5,938,899)	(5,465,351)	(1,730,000)	—
MSCO	—	—	—	—	—
UBSW	24,480	(24,480)	—	—	—

Total	$27,299,596	$(15,249,340)	$(9,644,756)	$(2,331,000)	$74,500

At April 30, 2017, the Funds’ OTC derivative liabilities, which may be offset against the Funds’ OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[c]	Net Amount (Not less than zero)
Franklin Low Duration Total Return Fund
Counterparty
BZWS	$ 25,859	$ (5,571)	$ —	$ (20,288)	$ —
CITI	1,132,972	(1,051,583)	—	—	81,389
DBAB	869,358	(869,358)	—	—	—
FBCO	760,182	—	—	(760,000)	182
GSCO	4,123,456	(1,502,105)	—	(2,480,000)	141,351
HSBK	—	—	—	—	—
JPHQ	2,969,730	(2,969,730)	—	—	—
MSCO	332,986	(59,604)	—	(170,000)	103,382

Total	$10,214,543	$(6,457,951)	$ —	$(3,430,288)	$326,304

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10.  Other Derivative Information (continued)

		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[c]	Net Amount (Not less than zero)
Franklin Total Return Fund
Counterparty
BOFA	$ 120,806	$ (120,806)	$ —	$ —	$ —
BZWS	637,114	(118,054)	—	(490,000)	29,060
CITI	2,791,278	(1,400,755)	—	(1,360,000)	30,523
DBAB	4,371,387	(4,371,387)	—	—	—
FBCO	1,651,453	(325,234)	—	(1,326,219)	—
GSCO	6,806,129	(2,949,725)	—	(3,720,000)	136,404
HSBK	—	—	—	—	—
JPHQ	5,938,899	(5,938,899)	—	—	—
MSCO	593,575	—	—	(490,000)	103,575
UBSW	172,243	(24,480)	—	(147,763)	—

	$23,082,884	$(15,249,340)	$ —	$(7,533,982)	$299,562

bAt April 30, 2017, the Fund received U.S. Government and Agency Securities as collateral for derivatives.

cIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 131.

11.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2017, the Funds did not use the Global Credit Facility.

12.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2017, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Adjustable U.S. Government Securities Fund
Assets:
Investments in Securities:
Mortgage-Backed Securities	$—	$1,120,421,648	$—	$1,120,421,648
Short Term Investments	30,179,621	—	—	30,179,621

Total Investments in Securities	$30,179,621	$1,120,421,648	$—	$1,150,601,269

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Equity Investments:
Oil & Gas Exploration & Production	$—	$8,547,365	$—	$8,547,365
Steel	—	—	1,651,113	1,651,113
Senior Floating Rate Interests	—	3,040,049,025	—	3,040,049,025
Asset-Backed Securities	—	361,021,604	—	361,021,604
Short Term Investments	833,259,536	—	—	833,259,536

Total Investments in Securities	$833,259,536	$3,409,617,994	$1,651,113	$4,244,528,643

Other Financial Instruments:
Unfunded Loan Commitments	$—	$880,912	$—	$880,912

Liabilities:
Other Financial Instruments:
Swap Contracts	$—	$783,852	$—	$783,852

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12.  Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total
Franklin Low Duration Total Return Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$1,822,188	$—	$631,163		$2,453,351
Retailing	—	—	10,141		10,141
All Other Equity Investments[b]	52,869,422	—	—		52,869,422
Corporate Bonds	—	964,067,162	—		964,067,162
Senior Floating Rate Interests	—	68,953,965	—		68,953,965
Foreign Government and Agency Securities	—	39,847,983	—		39,847,983
U.S. Government and Agency Securities	—	638,710,701	—		638,710,701
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	649,036,682	—		649,036,682
Mortgage-Backed Securities	—	37,522,603	—		37,522,603
Municipal Bonds	—	16,639,929	—		16,639,929
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	137,532,020	—	—		137,532,020

Total Investments in Securities	$192,223,630	$2,414,779,025	$641,304		$2,607,643,959

Other Financial Instruments:
Futures Contracts	$774,036	$—	$—		$774,036
Forward Exchange Contracts	—	5,166,939	—		5,166,939
Swap Contracts	—	1,390,578	—		1,390,578
Unfunded Loan Commitments	—	103,134	—		103,134

Total Other Financial Instruments	$774,036	$6,660,651	$—		$7,434,687

Liabilities:
Other Financial Instruments:
Futures Contracts	$912,683	$—	$—		$912,683
Forward Exchange Contracts	—	1,295,710	—		1,295,710
Swap Contracts	—	3,762,159	—		3,762,159

Total Other Financial Instruments	$912,683	$5,057,869	$—		$5,970,552

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	Level 1	Level 2	Level 3		Total
Franklin Total Return Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$—	$7,210,139		$7,210,139
Energy	4,199,269	—	1,472,715		5,671,984
Retailing	—	—	23,661		23,661
All Other Equity Investments[b]	132,951,166	—	—		132,951,166
Corporate Bonds	—	1,590,336,401	—		1,590,336,401
Senior Floating Rate Interests	—	109,900,005	—		109,900,005
Foreign Government and Agency Securities	—	114,718,580	—		114,718,580
U.S. Government and Agency Securities	—	804,467,469	—		804,467,469
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	765,808,350	14,906		765,823,256
Mortgage-Backed Securities	—	965,533,799	—		965,533,799
Municipal Bonds	—	91,627,096	—		91,627,096
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	70,776,511	—	—		70,776,511

Total Investments in Securities	$207,926,946	$4,442,391,700	$8,721,421		$4,659,040,067

Other Financial Instruments:
Futures Contracts	$8,606,920	$—	$—		$8,606,920
Forward Exchange Contracts	—	15,316,783	—		15,316,783
Swap Contracts	—	5,301,966	—		5,301,966
Unfunded Loan Commitments	—	231,571	—		231,571

Total Other Financial Instruments	$8,606,920	$20,850,320	$—		$29,457,240

Liabilities:
Other Financial Instruments:
Futures Contracts	$62,997	$—	$—		$62,997
Forward Exchange Contracts	—	4,593,467	—		4,593,467
Swap Contracts	—	8,884,195	—		8,884,195

Total Other Financial Instruments	$62,997	$13,477,662	$—		$13,540,659

aIncludes common and preferred stocks, and management investment companies as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at April 30, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial insutruments at the end of the period.

13.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

14.  Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

15.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America, N.A.	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.
BZWS	Barclays Bank PLC	CHF	Swiss Franc	ARM	Adjustable Rate Mortgage
CITI	Citigroup, Inc.	EUR	Euro	BBA	British Bankers Association
DBAB	Deutsche Bank AG	HUF	Hungarian Forint	CDA	Community Development Authority/Agency
FBCO	Credit Suisse Group AG	JPY	Japanese Yen	CDO	Collateralized Debt Obligation
GSCO	The Goldman Sachs Group, Inc.	MXN	Mexican Peso	CLO	Collateralized Loan Obligation
HSBK	HSBC Bank PLC	SEK	Swedish Krona	EDA	Economic Development Authority
ICE	Intercontinental Exchange	USD	United States Dollar	ETF	Exchange Traded Fund
JPHQ	JP Morgan Chase & Co.			FRN	Floating Rate Note
MSCO	Morgan Stanley			GDP	Gross Domestic Product
UBSW	UBS AG			GO	General Obligation
				IO	Interest Only
				LIBOR	London InterBank Offered Rate
				MFM	Multi-Family Mortgage
				PCR	Pollution Control Revenue
				PIK	Payment-In-Kind
				REIT	Real Estate Investment Trust
				SF	Single Family
				VRI	Value Recovery Instruments

Index
CDX.NA.HY.Series number	CDX North America High Yield Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index
MCDX.NA.Series number	MCDX North America Index

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN INVESTORS SECURITIES TRUST

Franklin Adjustable U.S. Government Securities Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

(each a Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of Franklin Investors Securities Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and each Fund and the investment sub-advisory agreement between the Manager and Franklin Templeton Institutional, LLC (Sub-Adviser), an affiliate of the Manager, on behalf of the Franklin Total Return Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund;

(iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the strong financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided

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SHAREHOLDER INFORMATION

by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2016. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Adjustable U.S. Government Securities Fund - The Performance Universe for this Fund included the Fund and all retail and institutional ultra-short obligation funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was acceptable.

Franklin Floating Rate Daily Access Fund - The Performance Universe for this Fund included the Fund and all retail and institutional loan participation funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three- and five-year periods were above the medians of its Performance Universe, but for the 10-year period were below the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Low Duration Total Return Fund - The Performance Universe for this Fund included the Fund and all retail and institutional short investment-grade debt funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Total Return Fund - The Performance Universe for this Fund included the Fund and all retail and institutional core plus bond funds. The Board noted that the Fund’s annualized income return for the one-year period was below the median of its Performance Universe, but for the three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted that Fund’s annualized total return for each of the one-, three-, five- and 10-year periods, while below the median, exceeded 2.3%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including management fees; transfer agent expenses; underlying fund expenses, if any; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate (Management Rate) of each Fund, in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Adjustable U.S. Government Securities Fund – The Expense Group for the Fund included the Fund and one other ultra-short obligation fund, one short U.S. government fund and one short-intermediate investment-grade debt fund. The Board noted the small size of the Expense Group and that the

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Management Rate and total expense ratio for the Fund were 8.4 and 8.1 basis points above the median of its Expense Group, respectively. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Franklin Floating Rate Daily Access Fund – The Expense Group for the Fund included the Fund and 14 other loan participation funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Franklin Low Duration Total Return Fund – The Expense Group for the Fund included the Fund and eight other short investment-grade debt funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but the actual total expense ratio for the Fund was equal to the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that the Fund benefited from a fee waiver from management.

Franklin Total Return Fund – The Expense Group for the Fund included the Fund and eight other core plus bond funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were 6.4 and 3.7 basis points above the median of its Expense Group, respectively. The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that the Fund benefited from a fee waiver from management and that the Sub-Adviser was paid by the Manager out of the management fee the Manager received from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors

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it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter Franklin Investors Securities Trust
Investment Manager Franklin Advisers, Inc.

Subadvisor
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	FIST2 S 06/17

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.	N/A

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date	June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date	June 26, 2017

By	/S/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer

Date	June 26, 2017